UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07874

JPMorgan Insurance Trust

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust Core Bond Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	3.14%
Barclays U.S. Aggregate Index	3.93%

Net Assets as of 6/30/2014	$202,662,288
Duration as of 6/30/2014	4.76 years

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Core Bond Portfolio (the “Portfolio”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

HOW DID THE MARKET PERFORM?

For the first three months of 2014, bonds outperformed equities in developed markets. The Barclays Global Corporate Index returned 2.7%, compared with Standard & Poor’s 500 Index return of 1.8% for the quarter ended March 31, 2014. U.S. Treasuries also strengthened with the Barclays U.S. Treasury Index returning 1.3% for the quarter. Concerns about an uneven U.S. economy, a slowdown in the emerging markets, and turmoil in Ukraine benefited U.S. Treasuries, while emerging market equities and bonds suffered. The U.S. Federal Reserve’s (the “Fed”) initiation of its tapering off from in its Quantitative Easing program led to a “liquidity squeeze” in emerging market countries that had relied on the influx of global liquidity over the last few years.

However, the accommodative policies of key central banks helped bolster fixed-income securities, equities and commodities prices through the latter half of the reporting period. While Chairwoman Janet Yellen confirmed the Fed’s commitment to maintaining low rates for as long as needed to support economic growth, the European Central Bank (ECB) announced extraordinary measures in June to expand credit and reverse the trend of extremely low inflation rates. The Bank of Japan continued its aggressive bond purchase program and the effects of China’s mini-stimulus effort — a series of targeted interest rate cuts and liquidity easing — began to benefit growth. While geopolitical concerns in Iraq and Ukraine caused oil prices to rise, they did not derail financial markets.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio underperformed the Barclays U.S. Aggregate Index (the “Benchmark”) for the six months ended June 30, 2014. The Portfolio’s underweight position in the credit sector — particularly the non-corporate segment — detracted from performance relative to the Benchmark. The Portfolio’s allocation and selection in the agency mortgage securities also detracted from relative performance, with current coupon mortgages finding a strong bid into falling rates, low issuance and historically low volatility. The Portfolio’s shorter duration and its position on the yield curve also detracted from performance relative to the Benchmark, as interest rates fell during the reporting period. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

The Portfolio’s underweight to Treasury securities contributed to performance, as all major spread sectors outperformed their risk free counterpart. The Portfolio’s security selection in asset-backed mortgage and commercial mortgage-backed sectors also contributed to relative performance, as did security selection in the industrial sector.

HOW WAS THE PORTFOLIO POSITIONED?

The Portfolio’s primary strategy continued to be security selection and relative value, which seeks to identify undervalued bonds between individual securities and across market sectors. The Portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. Portfolio construction is strategic in nature, so sector allocation changes should be gradual and a function of relative value. The Portfolio remained underweight in U.S. Treasury securities, underweight in corporate credit debt, and an overweight to securitized sectors including asset-backed, commercial-backed, and mortgage-backed securities, which include both agency and non-agency varieties. The Portfolio was overweight in the intermediate part of the yield curve (5 to 10 year maturities) as the Portfolio’s managers believed that this had the most attractive risk/reward profile and its steepness should benefit the portfolio as securities roll-down the yield curve. The Portfolio maintained a shorter duration posture versus the index during the calendar year.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	28.0%
Collateralized Mortgage Obligations	25.5
Corporate Bonds	16.2
U.S. Government Agency Securities	14.0
Mortgage Pass-Through Securities	7.8
Asset-Backed Securities	2.5
Commercial Mortgage-Backed Securities	2.4
Others (each less than 1.0%)	0.7
Short-Term Investment	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Core Bond Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1997	3.14%	3.42%	5.65%	5.08%
CLASS 2 SHARES	August 16, 2006	3.01	3.11	5.40	4.87

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Core Bond Portfolio, the Barclays U.S. Aggregate Index and the Lipper Variable Underlying Funds Core Bond Funds Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Variable Underlying Funds Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Variable Underlying Funds Core Bond Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — 2.5%
172,000	Ally Auto Receivables Trust, Series 2013-2, Class A3, 0.790%, 01/15/18	172,486
274,462	American Credit Acceptance Receivables Trust, Series 2014-2, Class A, 0.990%, 10/10/17 (e)	274,311
42,095	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2, 0.740%, 11/08/16	42,141
21,444	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.522%, 04/25/36	20,520
156,279	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/18 (e)	155,969
	CarMax Auto Owner Trust,
62,000	Series 2013-4, Class A3, 0.800%, 07/16/18	61,976
55,000	Series 2013-4, Class A4, 1.280%, 05/15/19	54,967
126,689	Centex Home Equity Loan Trust, Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	130,652
62,032	CNH Equipment Trust, Series 2011-A, Class A4, 2.040%, 10/17/16	62,469
	Countrywide Asset-Backed Certificates,
1,056	Series 2004-1, Class 3A, VAR, 0.712%, 04/25/34	982
111,473	Series 2004-1, Class M1, VAR, 0.902%, 03/25/34	106,338
13,050	Series 2004-1, Class M2, VAR, 0.977%, 03/25/34	12,465
12,852	CWABS Revolving Home Equity Loan Trust, Series 2004-K, Class 2A, VAR, 0.452%, 02/15/34	11,358
120,000	Exeter Automobile Receivables Trust, Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	119,801
145,988	Flagship Credit Auto Trust, Series 2014-1, Class A, 1.210%, 04/15/19 (e)	145,642
200,000	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class A2, 1.147%, 05/16/44 (e)	200,040
180,000	HLSS Servicer Advance Receivables Trust, Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	180,090
	Hyundai Auto Receivables Trust,
169,000	Series 2013-A, Class A3, 0.560%, 07/17/17	169,191
200,000	Series 2013-A, Class A4, 0.750%, 09/17/18	199,631

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

27,310	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.502%, 07/25/34 (e)	27,233
	Long Beach Mortgage Loan Trust,
127,601	Series 2003-4, Class M1, VAR, 1.172%, 08/25/33	121,934
190,000	Series 2004-1, Class M1, VAR, 0.902%, 02/25/34	178,945
29,228	Series 2004-1, Class M2, VAR, 0.977%, 02/25/34	28,405
18,886	Series 2006-WL2, Class 2A3, VAR, 0.352%, 01/25/36	17,822
102,000	Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 0.997%, 02/15/45 (e)	101,839
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.827%, 03/25/35	117,697
481,727	Normandy Mortgage Loan Co. LLC, Series 2013-NPL3, Class A, SUB, 4.949%, 09/16/43 (e)	481,004
106,981	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.090%, 10/25/34	106,301
7,637	RASC Trust, Series 2003-KS9, Class A2B, VAR, 0.792%, 11/25/33	6,283
	Santander Drive Auto Receivables Trust,
1,352	Series 2011-1, Class B, 2.350%, 11/16/15	1,352
2,791	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	2,791
	SNAAC Auto Receivables Trust,
21,414	Series 2013-1A, Class A, 1.140%, 07/16/18 (e)	21,437
109,057	Series 2014-1A, Class A, 1.030%, 09/17/18 (e)	108,942
	Springleaf Funding Trust,
450,000	Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	453,298
583,000	Series 2014-AA, Class A, 2.410%, 12/15/22 (e)	584,029
500,000	Vericrest Opportunity Loan Transferee LLC, Series 2014-NPL4, Class A1, 2.875%, 04/27/54 (e)	502,550
151,736	VOLT NPL IX LLC, Series 2013-NPL3, Class A1, SUB, 4.250%, 04/25/53 (e)	152,630

	Total Asset-Backed Securities (Cost $5,147,352)	5,135,521

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 25.5%
	Agency CMO — 17.8%
133,450	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 8, Class ZA, 7.000%, 03/25/23	148,697
	Federal Home Loan Mortgage Corp. REMIC,
720	Series 1065, Class J, 9.000%, 04/15/21	846
1,658	Series 11, Class D, 9.500%, 07/15/19	1,727
54,559	Series 1113, Class J, 8.500%, 06/15/21	58,454
4,002	Series 1250, Class J, 7.000%, 05/15/22	4,514
8,517	Series 1316, Class Z, 8.000%, 06/15/22	9,631
13,627	Series 1324, Class Z, 7.000%, 07/15/22	15,309
59,631	Series 1343, Class LA, 8.000%, 08/15/22	69,604
12,275	Series 1343, Class LB, 7.500%, 08/15/22	14,367
8,803	Series 1394, Class ID, IF, 9.566%, 10/15/22	10,737
8,538	Series 1395, Class G, 6.000%, 10/15/22	9,176
5,870	Series 1505, Class Q, 7.000%, 05/15/23	6,473
10,822	Series 1518, Class G, IF, 8.865%, 05/15/23	12,747
10,640	Series 1541, Class O, VAR, 1.890%, 07/15/23	10,413
254,463	Series 1577, Class PV, 6.500%, 09/15/23	282,778
193,834	Series 1584, Class L, 6.500%, 09/15/23	215,925
2,087	Series 1609, Class LG, IF, 17.005%, 11/15/23	2,234
210,520	Series 1633, Class Z, 6.500%, 12/15/23	233,225
238,960	Series 1638, Class H, 6.500%, 12/15/23	265,114
2,387	Series 1671, Class QC, IF, 10.000%, 02/15/24	3,034
37,161	Series 1694, Class PK, 6.500%, 03/15/24	41,029
8,412	Series 1700, Class GA, PO, 02/15/24	8,234
28,137	Series 1798, Class F, 5.000%, 05/15/23	30,708
57,349	Series 1863, Class Z, 6.500%, 07/15/26	63,325
4,026	Series 1865, Class D, PO, 02/15/24	3,612
20,589	Series 1981, Class Z, 6.000%, 05/15/27	22,973
27,492	Series 1987, Class PE, 7.500%, 09/15/27	30,492
101,174	Series 1999, Class PU, 7.000%, 10/15/27	115,255
152,579	Series 2031, Class PG, 7.000%, 02/15/28 (m)	172,184
6,450	Series 2033, Class SN, HB, IF, 28.368%, 03/15/24	3,168

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
150,266	Series 2035, Class PC, 6.950%, 03/15/28	174,054
11,111	Series 2038, Class PN, IO, 7.000%, 03/15/28	2,351
36,071	Series 2054, Class PV, 7.500%, 05/15/28	41,522
177,753	Series 2057, Class PE, 6.750%, 05/15/28	200,766
51,871	Series 2064, Class TE, 7.000%, 06/15/28	59,451
36,323	Series 2075, Class PH, 6.500%, 08/15/28	40,810
120,309	Series 2095, Class PE, 6.000%, 11/15/28	133,324
7,097	Series 2132, Class SB, HB, IF, 29.896%, 03/15/29	11,844
11,394	Series 2134, Class PI, IO, 6.500%, 03/15/19	1,270
59,767	Series 2178, Class PB, 7.000%, 08/15/29	69,158
98,229	Series 2182, Class ZB, 8.000%, 09/15/29	114,461
3,082	Series 22, Class C, 9.500%, 04/15/20	3,382
15,127	Series 2247, Class Z, 7.500%, 08/15/30	17,547
203,334	Series 2259, Class ZC, 7.350%, 10/15/30	234,337
3,676	Series 2261, Class ZY, 7.500%, 10/15/30	4,247
50,476	Series 2283, Class K, 6.500%, 12/15/23	56,473
7,432	Series 2306, Class K, PO, 05/15/24	7,132
17,836	Series 2306, Class SE, IF, IO, 8.030%, 05/15/24	3,248
20,368	Series 2325, Class PM, 7.000%, 06/15/31	21,827
115,370	Series 2344, Class ZD, 6.500%, 08/15/31	132,424
18,877	Series 2344, Class ZJ, 6.500%, 08/15/31	21,411
12,179	Series 2345, Class NE, 6.500%, 08/15/31	13,703
43,741	Series 2345, Class PQ, 6.500%, 08/15/16	45,896
15,539	Series 2355, Class BP, 6.000%, 09/15/16	16,143
71,557	Series 2359, Class ZB, 8.500%, 06/15/31	86,140
177,818	Series 2367, Class ME, 6.500%, 10/15/31	196,347
16,402	Series 2390, Class DO, PO, 12/15/31	15,500
21,148	Series 2391, Class QR, 5.500%, 12/15/16	21,952

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
22,468	Series 2394, Class MC, 6.000%, 12/15/16	23,466
31,115	Series 2410, Class OE, 6.375%, 02/15/32	33,527
31,242	Series 2410, Class QS, IF, 19.105%, 02/15/32	47,633
32,411	Series 2410, Class QX, IF, IO, 8.498%, 02/15/32	8,438
35,305	Series 2412, Class SP, IF, 15.797%, 02/15/32	48,282
67,426	Series 2423, Class MC, 7.000%, 03/15/32	77,669
114,241	Series 2423, Class MT, 7.000%, 03/15/32	131,839
227,841	Series 2435, Class CJ, 6.500%, 04/15/32	248,766
42,664	Series 2444, Class ES, IF, IO, 7.798%, 03/15/32	11,321
28,443	Series 2450, Class SW, IF, IO, 7.848%, 03/15/32	7,167
95,448	Series 2455, Class GK, 6.500%, 05/15/32	107,485
57,092	Series 2484, Class LZ, 6.500%, 07/15/32	64,527
242,596	Series 2500, Class MC, 6.000%, 09/15/32	276,666
12,640	Series 2503, Class BH, 5.500%, 09/15/17	13,353
108,698	Series 2527, Class BP, 5.000%, 11/15/17	114,431
84,008	Series 2535, Class BK, 5.500%, 12/15/22	92,471
2,472,602	Series 2543, Class YX, 6.000%, 12/15/32 (m)	2,754,421
172,076	Series 2544, Class HC, 6.000%, 12/15/32	191,248
353,633	Series 2575, Class ME, 6.000%, 02/15/33	392,726
911,769	Series 2578, Class PG, 5.000%, 02/15/18	962,160
25,351	Series 2586, Class WI, IO, 6.500%, 03/15/33	5,041
43,007	Series 2626, Class NS, IF, IO, 6.398%, 06/15/23	3,225
27,992	Series 2638, Class DS, IF, 8.448%, 07/15/23	32,238
128,247	Series 2647, Class A, 3.250%, 04/15/32	132,655
498,141	Series 2651, Class VZ, 4.500%, 07/15/18	523,908

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
950,953	Series 2656, Class BG, 5.000%, 10/15/32	1,005,340
119,946	Series 2682, Class LC, 4.500%, 07/15/32	123,855
12,435	Series 2780, Class JG, 4.500%, 04/15/19	12,777
458,927	Series 2827, Class DG, 4.500%, 07/15/19	484,744
6,892	Series 2989, Class PO, PO, 06/15/23	6,889
300,000	Series 3047, Class OD, 5.500%, 10/15/35	338,474
184,129	Series 3085, Class VS, HB, IF, 28.113%, 12/15/35	301,023
59,980	Series 3117, Class EO, PO, 02/15/36	52,422
58,179	Series 3260, Class CS, IF, IO, 5.988%, 01/15/37	8,530
148,075	Series 3385, Class SN, IF, IO, 5.848%, 11/15/37	17,310
155,799	Series 3387, Class SA, IF, IO, 6.268%, 11/15/37	18,470
119,340	Series 3451, Class SA, IF, IO, 5.898%, 05/15/38	16,088
417,257	Series 3455, Class SE, IF, IO, 6.048%, 06/15/38	54,881
465,002	Series 3688, Class NI, IO, 5.000%, 04/15/32	45,383
152,686	Series 3759, Class HI, IO, 4.000%, 08/15/37	18,693
200,200	Series 3772, Class IO, IO, 3.500%, 09/15/24	11,553
463	Series 47, Class F, 10.000%, 06/15/20	526
411	Series 99, Class Z, 9.500%, 01/15/21	464
	Federal Home Loan Mortgage Corp. STRIPS,
145,855	Series 233, Class 11, IO, 5.000%, 09/15/35	24,095
182,452	Series 239, Class S30, IF, IO, 7.548%, 08/15/36	36,414
450,669	Series 262, Class 35, 3.500%, 07/15/42	462,230
462,153	Series 299, Class 300, 3.000%, 01/15/43	459,164
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
16,690	Series T-41, Class 3A, VAR, 6.732%, 07/25/32	19,160
107,882	Series T-54, Class 2A, 6.500%, 02/25/43	127,565
50,107	Series T-54, Class 3A, 7.000%, 02/25/43	60,746
211,041	Series T-56, Class APO, PO, 05/25/43	185,850
28,003	Series T-58, Class APO, PO, 09/25/43	23,068

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
1,000,000	Federal National Mortgage Association - ACES, Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	1,050,556
	Federal National Mortgage Association REMIC,
4,602	Series 1988-16, Class B, 9.500%, 06/25/18	4,997
3,833	Series 1989-83, Class H, 8.500%, 11/25/19	4,298
739	Series 1990-1, Class D, 8.800%, 01/25/20	832
4,744	Series 1990-10, Class L, 8.500%, 02/25/20	5,331
492	Series 1990-93, Class G, 5.500%, 08/25/20	528
18	Series 1990-140, Class K, HB, 652.145%, 12/25/20	190
1,093	Series 1990-143, Class J, 8.750%, 12/25/20	1,260
19,012	Series 1992-101, Class J, 7.500%, 06/25/22	21,401
8,645	Series 1992-143, Class MA, 5.500%, 09/25/22	9,356
29,076	Series 1993-146, Class E, PO, 05/25/23	28,105
67,067	Series 1993-155, Class PJ, 7.000%, 09/25/23	76,944
2,092	Series 1993-165, Class SD, IF, 13.410%, 09/25/23	2,700
10,432	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	12,118
91,043	Series 1993-203, Class PL, 6.500%, 10/25/23	101,606
9,296	Series 1993-205, Class H, PO, 09/25/23	8,970
457,570	Series 1993-223, Class PZ, 6.500%, 12/25/23	503,243
90,712	Series 1993-225, Class UB, 6.500%, 12/25/23	102,079
2,639	Series 1993-230, Class FA, VAR, 0.752%, 12/25/23	2,673
86,506	Series 1993-250, Class Z, 7.000%, 12/25/23	88,371
217,192	Series 1994-37, Class L, 6.500%, 03/25/24	244,067
1,872,946	Series 1994-72, Class K, 6.000%, 04/25/24	2,048,782
20,039	Series 1995-2, Class Z, 8.500%, 01/25/25	23,372
83,206	Series 1995-19, Class Z, 6.500%, 11/25/23	95,333

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
3,965	Series 1996-59, Class J, 6.500%, 08/25/22	4,333
132,008	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	5,049
17,982	Series 1997-39, Class PD, 7.500%, 05/20/27	21,039
35,611	Series 1997-46, Class PL, 6.000%, 07/18/27	38,855
86,317	Series 1997-61, Class ZC, 7.000%, 02/25/23	97,495
14,322	Series 1998-36, Class ZB, 6.000%, 07/18/28	16,033
31,885	Series 1998-43, Class SA, IF, IO, 17.447%, 04/25/23	12,600
46,908	Series 1998-46, Class GZ, 6.500%, 08/18/28	52,665
87,164	Series 1998-58, Class PC, 6.500%, 10/25/28	97,858
203,773	Series 1999-39, Class JH, IO, 6.500%, 08/25/29	38,406
6,091	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	1,580
79,501	Series 2001-4, Class PC, 7.000%, 03/25/21	87,606
66,748	Series 2001-30, Class PM, 7.000%, 07/25/31	76,285
222,926	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	43,209
99,612	Series 2001-36, Class DE, 7.000%, 08/25/31	114,500
10,501	Series 2001-44, Class PD, 7.000%, 09/25/31	11,900
12,606	Series 2001-52, Class XN, 6.500%, 11/25/15	12,967
163,867	Series 2001-61, Class Z, 7.000%, 11/25/31	185,790
27,300	Series 2001-69, Class PG, 6.000%, 12/25/16	28,367
18,579	Series 2001-71, Class QE, 6.000%, 12/25/16	19,329
23,938	Series 2002-1, Class HC, 6.500%, 02/25/22	26,558
7,963	Series 2002-1, Class SA, HB, IF, 24.694%, 02/25/32	12,716
33,577	Series 2002-2, Class UC, 6.000%, 02/25/17	35,146
31,967	Series 2002-3, Class OG, 6.000%, 02/25/17	33,244
205,282	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	11,876

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
163,287	Series 2002-15, Class PO, PO, 04/25/32	140,412
75,927	Series 2002-28, Class PK, 6.500%, 05/25/32	85,557
205,291	Series 2002-62, Class ZE, 5.500%, 11/25/17	216,749
147,888	Series 2002-68, Class SH, IF, IO, 7.846%, 10/18/32	36,387
16,313	Series 2002-77, Class S, IF, 14.205%, 12/25/32	21,120
132,991	Series 2002-94, Class BK, 5.500%, 01/25/18	139,417
248,354	Series 2003-7, Class A1, 6.500%, 12/25/42	285,709
293,000	Series 2003-22, Class UD, 4.000%, 04/25/33	308,410
78,210	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	15,888
61,172	Series 2003-47, Class PE, 5.750%, 06/25/33	67,442
13,124	Series 2003-64, Class SX, IF, 13.372%, 07/25/33	15,703
20,958	Series 2003-66, Class PA, 3.500%, 02/25/33	21,735
44,952	Series 2003-71, Class DS, IF, 7.265%, 08/25/33	47,043
62,573	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	1,074
81,217	Series 2003-80, Class SY, IF, IO, 7.498%, 06/25/23	7,314
1,074,226	Series 2003-81, Class MC, 5.000%, 12/25/32	1,110,113
464,427	Series 2003-82, Class VB, 5.500%, 08/25/33	491,185
24,872	Series 2003-91, Class SD, IF, 12.247%, 09/25/33	30,318
206,175	Series 2003-116, Class SB, IF, IO, 7.448%, 11/25/33	44,817
1,187,072	Series 2003-128, Class DY, 4.500%, 01/25/24	1,286,354
13,732	Series 2003-130, Class SX, IF, 11.292%, 01/25/34	16,174
31,187	Series 2003-132, Class OA, PO, 08/25/33	30,129
633,681	Series 2004-2, Class OE, 5.000%, 05/25/23	658,333
100,106	Series 2004-4, Class QM, IF, 13.896%, 06/25/33	120,994
55,331	Series 2004-10, Class SC, HB, IF, 27.992%, 02/25/34	77,642

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
145,310	Series 2004-36, Class SA, IF, 19.107%, 05/25/34	202,202
91,228	Series 2004-46, Class SK, IF, 16.082%, 05/25/34	117,297
14,389	Series 2004-51, Class SY, IF, 13.936%, 07/25/34	18,425
73,889	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	89,285
67,982	Series 2004-76, Class CL, 4.000%, 10/25/19	71,149
567	Series 2004-92, Class JO, PO, 12/25/34	567
216,880	Series 2005-45, Class DC, HB, IF, 23.753%, 06/25/35	326,786
34,001	Series 2005-52, Class PA, 6.500%, 06/25/35	36,375
417,687	Series 2005-68, Class BC, 5.250%, 06/25/35	451,527
238,543	Series 2005-84, Class XM, 5.750%, 10/25/35	259,891
539,581	Series 2005-110, Class MN, 5.500%, 06/25/35	577,155
84,456	Series 2006-22, Class AO, PO, 04/25/36	76,680
33,716	Series 2006-46, Class SW, HB, IF, 23.642%, 06/25/36	47,260
67,063	Series 2006-59, Class QO, PO, 01/25/33	66,552
100,454	Series 2006-110, Class PO, PO, 11/25/36	89,582
147,651	Series 2006-117, Class GS, IF, IO, 6.498%, 12/25/36	29,144
42,337	Series 2007-7, Class SG, IF, IO, 6.348%, 08/25/36	8,387
270,740	Series 2007-53, Class SH, IF, IO, 5.948%, 06/25/37	37,578
245,831	Series 2007-88, Class VI, IF, IO, 6.388%, 09/25/37	40,981
211,914	Series 2007-100, Class SM, IF, IO, 6.298%, 10/25/37	28,558
208,387	Series 2008-1, Class BI, IF, IO, 5.758%, 02/25/38	27,529
61,601	Series 2008-16, Class IS, IF, IO, 6.048%, 03/25/38	8,470
139,996	Series 2008-46, Class HI, IO, VAR, 1.776%, 06/25/38	13,880
82,166	Series 2008-53, Class CI, IF, IO, 7.048%, 07/25/38	16,053
179,861	Series 2009-112, Class ST, IF, IO, 6.098%, 01/25/40	24,846
101,899	Series 2010-35, Class SB, IF, IO, 6.268%, 04/25/40	13,144
387,020	Series 2013-128, Class PO, PO, 12/25/43	291,821

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
2,138	Series G92-42, Class Z, 7.000%, 07/25/22	2,373
31,792	Series G92-44, Class ZQ, 8.000%, 07/25/22	34,373
23,139	Series G92-54, Class ZQ, 7.500%, 09/25/22	25,631
1,558	Series G92-59, Class F, VAR, 1.382%, 10/25/22	1,580
4,289	Series G92-61, Class Z, 7.000%, 10/25/22	4,934
9,946	Series G92-66, Class KA, 6.000%, 12/25/22	10,754
47,043	Series G92-66, Class KB, 7.000%, 12/25/22	52,688
12,427	Series G93-1, Class KA, 7.900%, 01/25/23	14,045
13,438	Series G93-17, Class SI, IF, 6.000%, 04/25/23	14,778
	Federal National Mortgage Association REMIC Trust,
51,498	Series 1999-W1, Class PO, PO, 02/25/29	47,987
197,546	Series 1999-W4, Class A9, 6.250%, 02/25/29	221,232
423,945	Series 2002-W7, Class A4, 6.000%, 06/25/29	464,651
364,595	Series 2003-W1, Class 1A1, VAR, 5.913%, 12/25/42	412,151
49,053	Series 2003-W1, Class 2A, VAR, 6.633%, 12/25/42	57,659
	Federal National Mortgage Association STRIPS,
13,860	Series 329, Class 1, PO, 01/01/33	12,931
64,151	Series 365, Class 8, IO, 5.500%, 05/01/36	11,871
47,122	Federal National Mortgage Association Trust, Series 2004-W2, Class 2A2, 7.000%, 02/25/44	54,597
	Government National Mortgage Association,
157,755	Series 1994-7, Class PQ, 6.500%, 10/16/24	181,060
92,621	Series 1998-22, Class PD, 6.500%, 09/20/28	98,446
29,481	Series 1999-17, Class L, 6.000%, 05/20/29	33,125
37,152	Series 1999-41, Class Z, 8.000%, 11/16/29	44,015
26,754	Series 1999-44, Class PC, 7.500%, 12/20/29	31,148

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
35,809	Series 1999-44, Class ZG, 8.000%, 12/20/29	42,387
151,873	Series 2000-21, Class Z, 9.000%, 03/16/30	182,166
2,720	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	553
474,444	Series 2000-36, Class PB, 7.500%, 11/16/30	565,083
1,028,289	Series 2001-10, Class PE, 6.500%, 03/16/31 (m)	1,170,016
159,540	Series 2001-22, Class PS, HB, IF, 20.607%, 03/17/31	247,713
63,741	Series 2001-36, Class S, IF, IO, 7.898%, 08/16/31	15,848
45,622	Series 2001-53, Class SR, IF, IO, 7.997%, 10/20/31	2,418
83,743	Series 2001-64, Class MQ, 6.500%, 12/20/31	96,578
1,000,000	Series 2001-64, Class PB, 6.500%, 12/20/31	1,144,266
11,549	Series 2002-24, Class SB, IF, 11.697%, 04/16/32	14,793
5,910	Series 2003-24, Class PO, PO, 03/16/33	5,065
300,543	Series 2004-11, Class SW, IF, IO, 5.347%, 02/20/34	38,584
34,718	Series 2004-28, Class S, IF, 19.245%, 04/16/34	50,383
215,109	Series 2007-45, Class QA, IF, IO, 6.487%, 07/20/37	35,254
168,265	Series 2007-76, Class SA, IF, IO, 6.377%, 11/20/37	24,190
158,323	Series 2008-2, Class MS, IF, IO, 7.008%, 01/16/38	25,005
116,999	Series 2008-55, Class SA, IF, IO, 6.047%, 06/20/38	17,593
94,854	Series 2009-6, Class SA, IF, IO, 5.948%, 02/16/39	13,375
250,361	Series 2009-6, Class SH, IF, IO, 5.887%, 02/20/39	36,109
174,120	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	37,287
121,895	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	26,847
365,917	Series 2009-22, Class SA, IF, IO, 6.117%, 04/20/39	52,542
331,105	Series 2009-31, Class ST, IF, IO, 6.197%, 03/20/39	43,288
331,105	Series 2009-31, Class TS, IF, IO, 6.147%, 03/20/39	42,864

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
341,586	Series 2009-64, Class SN, IF, IO, 5.948%, 07/16/39	45,831
126,166	Series 2009-79, Class OK, PO, 11/16/37	118,510
176,846	Series 2009-102, Class SM, IF, IO, 6.248%, 06/16/39	18,365
535,224	Series 2009-106, Class ST, IF, IO, 5.847%, 02/20/38	78,927
179,436	Series 2010-130, Class CP, 7.000%, 10/16/40	211,289
335,389	Series 2011-75, Class SM, IF, IO, 6.447%, 05/20/41	80,186
914,309	Series 2013-H08, Class FC, VAR, 0.601%, 02/20/63	908,897
495,540	Series 2013-H09, Class HA, 1.650%, 04/20/63	492,038
	Vendee Mortgage Trust,
63,431	Series 1994-1, Class 1, VAR, 5.576%, 02/15/24	69,522
145,919	Series 1996-1, Class 1Z, 6.750%, 02/15/26	167,326
80,317	Series 1996-2, Class 1Z, 6.750%, 06/15/26	92,806
289,057	Series 1997-1, Class 2Z, 7.500%, 02/15/27	341,449
79,765	Series 1998-1, Class 2E, 7.000%, 03/15/28	92,806

		36,082,931

	Non-Agency CMO — 7.7%
	Alternative Loan Trust,
17,350	Series 2003-J1, Class PO, PO, 10/25/33	14,714
1,999,848	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	2,020,603
10,950	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	11,024
601,682	Series 2005-20CB, Class 3A8, IF, IO, 4.598%, 07/25/35	72,751
855,337	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	806,305
430,001	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	389,977
789,997	Series 2005-22T1, Class A2, IF, IO, 4.918%, 06/25/35	105,863
683,174	Series 2005-J1, Class 1A4, IF, IO, 4.948%, 02/25/35	67,981
4,306	Alternative Loan Trust Resecuritization, Series 2005-5R, Class A1, 5.250%, 12/25/18	4,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
48,411	American General Mortgage Loan Trust, Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	48,423
	Banc of America Alternative Loan Trust,
35,426	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	36,183
314,167	Series 2004-5, Class 3A3, PO, 06/25/34	297,852
36,393	Series 2004-6, Class 15PO, PO, 07/25/19	35,406
	Banc of America Funding Trust,
42,986	Series 2004-1, Class PO, PO, 03/25/34	34,175
318,474	Series 2005-6, Class 2A7, 5.500%, 10/25/35	318,951
49,314	Series 2005-7, Class 30PO, PO, 11/25/35	37,008
197,268	Series 2005-E, Class 4A1, VAR, 2.682%, 03/20/35	198,073
	Banc of America Mortgage Trust,
13,389	Series 2003-8, Class APO, PO, 11/25/33	10,769
59,575	Series 2004-3, Class 1A26, 5.500%, 04/25/34	61,286
10,257	Series 2004-4, Class APO, PO, 05/25/34	8,928
183,712	Series 2004-5, Class 2A2, 5.500%, 06/25/34	187,269
165,160	Series 2004-6, Class 2A5, PO, 07/25/34	136,961
36,136	Series 2004-6, Class APO, PO, 07/25/34	32,765
34,775	Series 2004-7, Class 1A19, PO, 08/25/34	29,986
151,675	Series 2004-J, Class 3A1, VAR, 2.913%, 11/25/34	152,087
	BCAP LLC Trust,
119,119	Series 2011-RR5, Class 11A3, VAR, 0.302%, 05/28/36 (e)	116,881
37,206	Series 2011-RR5, Class 14A3, VAR, 2.624%, 07/26/36 (e)	37,046
	Bear Stearns ARM Trust,
57,697	Series 2003-7, Class 3A, VAR, 2.431%, 10/25/33	58,135
110,040	Series 2005-5, Class A1, VAR, 2.150%, 08/25/35	111,751
365,716	Series 2006-1, Class A1, VAR, 2.369%, 02/25/36	368,223
	CHL Mortgage Pass-Through Trust,
134,359	Series 2003-26, Class 1A6, 3.500%, 08/25/33	136,157
14,530	Series 2003-J7, Class 4A3, IF, 9.576%, 08/25/18	15,204
78,555	Series 2004-7, Class 2A1, VAR, 2.477%, 06/25/34	77,622
48,786	Series 2004-HYB1, Class 2A, VAR, 2.546%, 05/20/34	46,791

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
61,785	Series 2004-HYB3, Class 2A, VAR, 2.317%, 06/20/34	59,419
72,364	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	74,072
7,656	Series 2004-J8, Class POA, PO, 11/25/19	7,146
183,302	Series 2005-16, Class A23, 5.500%, 09/25/35	169,218
329,751	Series 2005-22, Class 2A1, VAR, 2.564%, 11/25/35	277,661
	Citigroup Mortgage Loan Trust, Inc.,
12,315	Series 2003-UP3, Class A3, 7.000%, 09/25/33	12,750
13,581	Series 2003-UST1, Class A1, 5.500%, 12/25/18	13,876
4,516	Series 2003-UST1, Class PO1, PO, 12/25/18	4,268
4,042	Series 2003-UST1, Class PO3, PO, 12/25/18	3,798
110,957	Series 2005-1, Class 2A1A, VAR, 2.669%, 04/25/35	87,323
250,826	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	258,591
6,215	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 5P, PO, 08/25/19	5,768
	CSMC,
185,532	Series 2010-11R, Class A6, VAR, 1.150%, 06/28/47 (e)	177,569
10,720	Series 2011-7R, Class A1, VAR, 1.401%, 08/28/47 (e)	10,715
113,908	Series 2011-9R, Class A1, VAR, 2.151%, 03/27/46 (e)	114,404
68,415	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/18 (e)	69,371
256,731	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	227,945
	First Horizon Mortgage Pass-Through Trust,
223,234	Series 2004-AR7, Class 2A2, VAR, 2.554%, 02/25/35	223,963
170,176	Series 2005-AR1, Class 2A2, VAR, 2.575%, 04/25/35	170,724
	GMACM Mortgage Loan Trust,
125,421	Series 2003-AR1, Class A4, VAR, 2.922%, 10/19/33	125,223
117,822	Series 2004-J5, Class A7, 6.500%, 01/25/35	123,782
555,799	Series 2005-AR3, Class 3A4, VAR, 2.802%, 06/19/35	552,032

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
	GSR Mortgage Loan Trust,
134,826	Series 2004-6F, Class 1A2, 5.000%, 05/25/34	141,509
365,415	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	392,290
86,135	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	85,140
59,897	Impac Secured Assets Trust, Series 2006-1, Class 2A1, VAR, 0.502%, 05/25/36	59,368
1,316,368	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.000%, 08/25/35	412
125,711	JP Morgan Mortgage Trust, Series 2006-A2, Class 5A3, VAR, 2.547%, 11/25/33	125,664
75,106	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.642%, 04/21/34	75,998
	MASTR Alternative Loan Trust,
101,469	Series 2003-9, Class 8A1, 6.000%, 01/25/34	101,620
194,121	Series 2004-4, Class 10A1, 5.000%, 05/25/24	205,601
203,127	Series 2004-6, Class 7A1, 6.000%, 07/25/34	206,675
26,015	Series 2004-7, Class 30PO, PO, 08/25/34	20,754
130,458	Series 2004-8, Class 6A1, 5.500%, 09/25/19	135,369
99,465	Series 2004-10, Class 1A1, 4.500%, 09/25/19	101,347
	MASTR Asset Securitization Trust,
277,717	Series 2003-11, Class 9A6, 5.250%, 12/25/33	292,545
18,371	Series 2003-12, Class 15PO, PO, 12/25/18	16,882
34,842	Series 2004-6, Class 15PO, PO, 07/25/19	32,346
19,160	Series 2004-8, Class PO, PO, 08/25/19	17,668
71,142	Series 2004-10, Class 15PO, PO, 10/25/19	65,567
133,979	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	107,183
65,604	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.472%, 02/25/35	64,262
52,837	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	53,941
392,265	PHH Alternative Mortgage Trust, Series 2007-2, Class 2X, IO, 6.000%, 05/25/37	78,779
	RALI Trust,
39,596	Series 2002-QS8, Class A5, 6.250%, 06/25/17	40,210

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
814,789	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	848,077
12,287	Series 2003-QS3, Class A2, IF, 16.166%, 02/25/18	13,899
17,190	Series 2003-QS3, Class A8, IF, IO, 7.448%, 02/25/18	575
84,531	Series 2003-QS9, Class A3, IF, IO, 7.398%, 05/25/18	9,296
118,692	Series 2003-QS14, Class A1, 5.000%, 07/25/18	120,679
38,279	Series 2003-QS18, Class A1, 5.000%, 09/25/18	39,186
9,059	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.750%, 02/25/19	9,289
149,920	RFMSI Trust, Series 2005-SA4, Class 1A1, VAR, 2.814%, 09/25/35	125,592
4,699	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	4,814
	Salomon Brothers Mortgage Securities VII, Inc.,
75,427	Series 2003-HYB1, Class A, VAR, 2.618%, 09/25/33	77,055
3,105	Series 2003-UP2, Class PO1, PO, 12/25/18	2,717
	Springleaf Mortgage Loan Trust,
43,231	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	45,063
68,061	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	68,927
227,736	Series 2013-1A, Class A, VAR, 1.270%, 06/25/58 (e)	226,922
124,000	Series 2013-1A, Class M1, VAR, 2.310%, 06/25/58 (e)	121,056
108,000	Series 2013-1A, Class M2, VAR, 3.140%, 06/25/58 (e)	107,276
178,384	Series 2013-2A, Class A, VAR, 1.780%, 12/25/65 (e)	178,080
125,000	Series 2013-2A, Class M1, VAR, 3.520%, 12/25/65 (e)	127,661
162,671	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 2.398%, 06/25/34	161,792
114,751	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-33H, Class 1A1, 5.500%, 10/25/33	117,327
	WaMu Mortgage Pass-Through Certificates Trust,

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
22,132	Series 2003-AR8, Class A, VAR, 2.414%, 08/25/33	22,430
97,023	Series 2003-AR9, Class 1A6, VAR, 2.417%, 09/25/33	98,954
6,707	Series 2003-S4, Class 3A, 5.500%, 06/25/33	6,737
37,753	Series 2004-AR3, Class A2, VAR, 2.377%, 06/25/34	38,464
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust,
1,461,992	Series 2005-2, Class 1A4, IF, IO, 4.898%, 04/25/35	212,087
411,000	Series 2005-2, Class 2A3, IF, IO, 4.848%, 04/25/35	53,550
377,773	Series 2005-3, Class CX, IO, 5.500%, 05/25/35	80,421
362,869	Series 2005-4, Class CB7, 5.500%, 06/25/35	337,513
20,170	Series 2005-4, Class DP, PO, 06/25/20	19,504
119,044	Series 2005-6, Class 2A4, 5.500%, 08/25/35	109,232
	Wells Fargo Mortgage-Backed Securities Trust,
30,527	Series 2003-K, Class 1A1, VAR, 2.490%, 11/25/33	30,539
61,054	Series 2003-K, Class 1A2, VAR, 2.490%, 11/25/33	61,477
68,709	Series 2004-EE, Class 3A1, VAR, 2.561%, 12/25/34	69,826
185,359	Series 2004-P, Class 2A1, VAR, 2.613%, 09/25/34	189,433
346,200	Series 2005-AR3, Class 1A1, VAR, 2.620%, 03/25/35	352,031
101,437	Series 2005-AR8, Class 2A1, VAR, 2.615%, 06/25/35	102,360
82,240	Series 2005-AR16, Class 2A1, VAR, 2.611%, 02/25/34	83,818

		15,551,859

	Total Collateralized Mortgage Obligations (Cost $47,679,441)	51,634,790

Commercial Mortgage-Backed Securities — 2.4%
227,095	A10 Securitization LLC, Series 2013-1, Class A, 2.400%, 11/15/25 (e)	228,099
287,000	A10 Term Asset Financing LLC, Series 2013-2, Class A, 2.620%, 11/15/27 (e)	287,244
242,882	Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 07/10/46	260,710

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — continued
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
125,000	Series 2005-3, Class A4, 4.668%, 07/10/43	128,430
125,000	Series 2005-3, Class AM, 4.727%, 07/10/43	128,288
12,550	Series 2005-6, Class ASB, VAR, 5.349%, 09/10/47	12,549
	BB-UBS Trust,
100,000	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	99,142
100,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	98,220
	Bear Stearns Commercial Mortgage Securities Trust,
227,473	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	233,264
360,000	Series 2006-PW11, Class A4, VAR, 5.605%, 03/11/39	380,814
11,032,029	CD Commercial Mortgage Trust, Series 2007-CD4, Class XC, IO, VAR, 0.559%, 12/11/49 (e)	93,982
	Citigroup Commercial Mortgage Trust,
100,000	Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	102,764
96,202	Series 2013-SMP, Class A, 2.110%, 01/12/30 (e)	97,848
125,000	COMM Mortgage Trust, Series 2013-SFS, Class A2, VAR, 3.086%, 04/12/35 (e)	123,370
565,000	Commercial Mortgage Pass-Through Certificates, Series 2006-C1, Class A4, VAR, 5.609%, 02/15/39	596,555
229,000	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Series K038, Class A2, 3.389%, 03/25/24	238,892
95,328	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	99,144
122,000	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123,302
59,790	LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, 4.742%, 02/15/30	60,495
2,517	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	2,517
3,333,368	Morgan Stanley Capital I Trust, Series 2006-IQ12, Class X1, IO, VAR, 0.682%, 12/15/43 (e)	35,414

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10,007	Morgan Stanley Re-REMIC Trust, Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	10,045
656,189	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	673,562
107,880	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.562%, 08/15/39	109,559
116,000	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	117,112
104,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	107,365
200,000	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	212,520
35,199	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	35,243
110,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	120,385

	Total Commercial Mortgage-Backed Securities (Cost $4,618,083)	4,816,834

Corporate Bonds — 16.2%
	Consumer Discretionary — 1.3%
	Auto Components — 0.0% (g)
7,000	Johnson Controls, Inc., 4.950%, 07/02/64	7,091

	Automobiles — 0.1%
150,000	Daimler Finance North America LLC, 1.875%, 01/11/18 (e)	151,358

	Media — 1.1%
	21st Century Fox America, Inc.,
50,000	6.650%, 11/15/37	63,487
50,000	7.250%, 05/18/18	60,099
150,000	7.300%, 04/30/28	189,556
	CBS Corp.,
21,000	5.750%, 04/15/20	24,336
100,000	7.875%, 07/30/30	134,378
75,000	Comcast Cable Holdings LLC, 10.125%, 04/15/22	104,745
	Comcast Corp.,
87,000	4.250%, 01/15/33	89,369
50,000	5.900%, 03/15/16	54,434
50,000	6.450%, 03/15/37	63,775
30,000	6.500%, 01/15/17	34,124
35,000	6.500%, 11/15/35	45,343
	Cox Communications, Inc.,
9,000	5.450%, 12/15/14	9,199
20,000	8.375%, 03/01/39 (e)	28,021

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Media — continued
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
125,000	4.600%, 02/15/21	136,479
67,000	5.000%, 03/01/21	74,793
125,000	6.000%, 08/15/40	143,917
78,000	Discovery Communications LLC, 4.375%, 06/15/21	84,430
100,000	Historic TW, Inc., 9.150%, 02/01/23	138,525
75,000	NBCUniversal Media LLC, 5.950%, 04/01/41	92,082
84,000	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	87,952
	Time Warner Cable, Inc.,
50,000	6.550%, 05/01/37	62,215
50,000	6.750%, 07/01/18	59,165
50,000	7.300%, 07/01/38	67,261
	Time Warner Entertainment Co. LP,
50,000	8.375%, 03/15/23	67,622
25,000	8.375%, 07/15/33	36,678
	Time Warner, Inc.,
35,000	4.750%, 03/29/21	38,810
75,000	6.200%, 03/15/40	89,160
7,000	6.250%, 03/29/41	8,424
15,000	6.500%, 11/15/36	18,355
	Viacom, Inc.,
13,000	1.250%, 02/27/15	13,073
22,000	3.250%, 03/15/23	21,718
43,000	3.875%, 12/15/21	45,038
20,000	4.500%, 02/27/42	19,086

		2,205,649

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
18,000	4.375%, 09/01/23	19,075
9,000	5.125%, 01/15/42	9,546

		28,621

	Specialty Retail — 0.1%
30,000	Gap, Inc. (The), 5.950%, 04/12/21	34,719
70,000	Home Depot, Inc. (The), 5.400%, 03/01/16	75,536
75,000	Lowe’s Cos., Inc., Series B, 7.110%, 05/15/37	100,164

		210,419

	Total Consumer Discretionary	2,603,138

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.7%
	Beverages — 0.2%
125,000	Anheuser-Busch InBev Worldwide, Inc., 7.750%, 01/15/19	154,429
95,000	Diageo Capital plc, (United Kingdom), 5.750%, 10/23/17	108,329
20,000	Diageo Finance B.V., (Netherlands), 5.300%, 10/28/15	21,260
15,000	FBG Finance Pty Ltd., (Australia), 5.125%, 06/15/15 (e)	15,620

		299,638

	Food & Staples Retailing — 0.2%
	CVS Caremark Corp.,
36,000	4.000%, 12/05/23	37,673
16,000	5.300%, 12/05/43	18,087
60,000	5.750%, 05/15/41	71,942
30,000	6.125%, 09/15/39	37,355
	Kroger Co. (The),
67,000	4.000%, 02/01/24	69,506
18,000	5.400%, 07/15/40	19,853
25,000	7.500%, 04/01/31	32,946
70,000	Wal-Mart Stores, Inc., 6.500%, 08/15/37	93,040

		380,402

	Food Products — 0.3%
25,000	Archer-Daniels-Midland Co., 5.935%, 10/01/32	30,597
55,000	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	69,114
27,000	Bunge N.A. Finance LP, 5.900%, 04/01/17	29,961
10,000	ConAgra Foods, Inc., 2.100%, 03/15/18	10,032
13,000	Kellogg Co., 1.750%, 05/17/17	13,155
	Kraft Foods Group, Inc.,
66,000	5.375%, 02/10/20	75,071
122,000	6.125%, 08/23/18	141,602
100,000	6.875%, 01/26/39	130,791
75,000	Mondelez International, Inc., 4.000%, 02/01/24	77,684

		578,007

	Household Products — 0.0% (g)
63,989	Procter & Gamble - ESOP, Series A, 9.360%, 01/01/21	80,567

	Total Consumer Staples	1,338,614

	Energy — 1.5%
	Energy Equipment & Services — 0.1%
54,000	Halliburton Co., 3.500%, 08/01/23	55,380
5,000	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	5,121

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Energy Equipment & Services — continued
	Transocean, Inc., (Cayman Islands),
18,000	6.375%, 12/15/21	20,823
75,000	6.500%, 11/15/20	86,742
14,000	7.350%, 12/15/41	17,742

		185,808

	Oil, Gas & Consumable Fuels — 1.4%
50,000	Apache Corp., 6.900%, 09/15/18	59,872
	BP Capital Markets plc, (United Kingdom),
71,000	2.750%, 05/10/23	68,201
150,000	4.742%, 03/11/21	168,176
100,000	Canadian Natural Resources Ltd., (Canada), 5.900%, 02/01/18	114,050
	Cenovus Energy, Inc., (Canada),
13,000	3.000%, 08/15/22	12,773
31,000	4.450%, 09/15/42	30,704
20,000	Chevron Corp., 2.355%, 12/05/22	19,225
200,000	CNOOC Nexen Finance ULC, (Canada), 4.250%, 04/30/24	204,004
	ConocoPhillips,
25,000	5.750%, 02/01/19	29,108
120,000	6.000%, 01/15/20	142,772
75,000	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	83,100
	Devon Energy Corp.,
47,000	3.250%, 05/15/22	47,345
21,000	4.750%, 05/15/42	21,821
	Enterprise Products Operating LLC,
25,000	3.900%, 02/15/24	25,862
16,000	5.100%, 02/15/45	17,079
15,000	EOG Resources, Inc., 2.625%, 03/15/23	14,476
50,000	Kerr-McGee Corp., 7.875%, 09/15/31	70,617
76,000	Magellan Midstream Partners LP, 5.150%, 10/15/43	83,275
150,000	Marathon Oil Corp., 6.000%, 10/01/17	171,491
100,000	NGPL PipeCo LLC, 7.119%, 12/15/17 (e)	101,500
	Petrobras Global Finance B.V., (Netherlands),
56,000	4.375%, 05/20/23	53,931
147,000	6.250%, 03/17/24	156,467
	Petrobras International Finance Co., (Cayman Islands),
45,000	5.375%, 01/27/21	46,900
25,000	7.875%, 03/15/19	29,146
60,000	Petro-Canada, (Canada), 6.800%, 05/15/38	79,424

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
	Petroleos Mexicanos, (Mexico),
20,000	4.875%, 01/18/24 (e)	21,450
42,000	6.375%, 01/23/45 (e)	48,773
	Spectra Energy Capital LLC,
47,000	3.300%, 03/15/23	44,981
50,000	5.650%, 03/01/20	56,409
45,000	7.500%, 09/15/38	58,483
50,000	8.000%, 10/01/19	63,085
	Spectra Energy Partners LP,
34,000	2.950%, 09/25/18	35,293
25,000	5.950%, 09/25/43	29,784
	Statoil ASA, (Norway),
143,000	2.650%, 01/15/24	137,425
50,000	3.125%, 08/17/17	52,919
45,000	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	59,840
	Talisman Energy, Inc., (Canada),
45,000	5.500%, 05/15/42	48,791
5,000	5.850%, 02/01/37	5,499
10,000	6.250%, 02/01/38	11,628
40,000	7.750%, 06/01/19	49,549
	Total Capital International S.A., (France),
28,000	1.550%, 06/28/17	28,401
50,000	2.750%, 06/19/21	50,109
150,000	Total Capital S.A., (France), 2.300%, 03/15/16	154,314
	TransCanada PipeLines Ltd., (Canada),
50,000	6.500%, 08/15/18	59,377
50,000	7.125%, 01/15/19	60,866

		2,928,295

	Total Energy	3,114,103

	Financials — 7.3%
	Banks — 2.8%
	Bank of America Corp.,
50,000	2.000%, 01/11/18	50,323
120,000	5.450%, 07/15/14	120,232
295,000	Series L, 5.650%, 05/01/18	334,393
245,000	5.750%, 12/01/17	276,340
135,000	6.400%, 08/28/17	154,208
50,000	6.500%, 08/01/16	55,419
90,000	6.875%, 04/25/18	106,032
25,000	7.625%, 06/01/19	30,880
	Bank of Nova Scotia, (Canada),
100,000	2.550%, 01/12/17	103,775
82,000	3.400%, 01/22/15	83,417

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Banks — continued
	Barclays Bank plc, (United Kingdom),
106,000	2.750%, 02/23/15	107,598
100,000	5.200%, 07/10/14	100,125
150,000	6.050%, 12/04/17 (e)	170,162
	BB&T Corp.,
100,000	3.950%, 04/29/16	105,874
50,000	4.900%, 06/30/17	54,600
	Citigroup, Inc.,
100,000	1.250%, 01/15/16	100,602
60,000	2.250%, 08/07/15	60,985
22,000	4.500%, 01/14/22	23,914
150,000	4.700%, 05/29/15	155,555
30,000	4.750%, 05/19/15	31,096
300,000	5.000%, 09/15/14	302,656
36,000	5.375%, 08/09/20	41,254
58,000	5.500%, 09/13/25	64,697
5,000	6.000%, 08/15/17	5,659
101,000	6.010%, 01/15/15	104,045
100,000	8.125%, 07/15/39	150,098
45,000	8.500%, 05/22/19	57,519
200,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 3.200%, 03/11/15 (e)	203,976
350,000	Glitnir Banki HF, (Iceland), 0.000%, 10/15/08 (d) (e) (i)	108,062
	HSBC Bank plc, (United Kingdom),
100,000	3.500%, 06/28/15 (e)	103,032
111,000	4.125%, 08/12/20 (e)	120,144
	National Australia Bank Ltd., (Australia),
200,000	2.750%, 09/28/15 (e)	205,450
100,000	3.750%, 03/02/15 (e)	102,230
	PNC Funding Corp.,
150,000	5.125%, 02/08/20	171,341
25,000	5.250%, 11/15/15	26,535
25,000	5.625%, 02/01/17	27,651
25,000	6.700%, 06/10/19	30,241
80,000	Royal Bank of Canada, (Canada), 2.000%, 10/01/18	81,058
72,000	Toronto-Dominion Bank (The), (Canada), 2.500%, 07/14/16	74,569
	U.S. Bancorp,
90,000	2.450%, 07/27/15	92,018
100,000	7.500%, 06/01/26	133,455
50,000	Wachovia Corp., 5.750%, 02/01/18	57,240

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Wells Fargo & Co.,
284,000	5.606%, 01/15/44	325,366
200,000	SUB, 3.676%, 06/15/16	211,061
	Wells Fargo Bank N.A.,
250,000	6.000%, 11/15/17	286,426
250,000	VAR, 0.561%, 03/15/16	250,178
	Westpac Banking Corp., (Australia),
65,000	4.200%, 02/27/15	66,659
121,000	4.875%, 11/19/19	136,291

		5,764,441

	Capital Markets — 1.8%
60,000	Ameriprise Financial, Inc., 4.000%, 10/15/23	63,254
	Bank of New York Mellon Corp. (The),
75,000	2.950%, 06/18/15	76,904
83,000	3.650%, 02/04/24	85,586
55,000	4.600%, 01/15/20	61,420
	BlackRock, Inc.,
80,000	3.500%, 12/10/14	81,153
130,000	Series 2, 5.000%, 12/10/19	148,384
65,000	6.250%, 09/15/17	74,849
100,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	116,095
	Goldman Sachs Group, Inc. (The),
55,000	2.625%, 01/31/19	55,748
75,000	3.625%, 02/07/16	78,171
20,000	3.700%, 08/01/15	20,628
23,000	5.250%, 07/27/21	25,827
156,000	5.375%, 03/15/20	176,713
100,000	5.500%, 11/15/14	101,871
200,000	5.950%, 01/18/18	227,210
75,000	5.950%, 01/15/27	85,438
50,000	6.250%, 09/01/17	56,923
80,000	6.750%, 10/01/37	96,243
125,000	7.500%, 02/15/19	152,544
29,000	Invesco Finance plc, (United Kingdom), 4.000%, 01/30/24	30,300
	Jefferies Group LLC,
55,000	3.875%, 11/09/15	56,757
110,000	6.450%, 06/08/27	124,817
100,000	8.500%, 07/15/19	125,000
	Macquarie Bank Ltd., (Australia),
62,000	2.000%, 08/15/16 (e)	63,126
223,000	5.000%, 02/22/17 (e)	243,026
50,000	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	50,276

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Capital Markets — continued
	Morgan Stanley,
100,000	4.200%, 11/20/14	101,502
35,000	5.500%, 07/28/21	40,209
200,000	5.625%, 09/23/19	230,042
130,000	5.950%, 12/28/17	148,001
65,000	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	78,144
	State Street Corp.,
24,000	3.100%, 05/15/23	23,568
77,000	3.700%, 11/20/23	79,869
	UBS AG, (Switzerland),
250,000	3.875%, 01/15/15	254,780
100,000	5.750%, 04/25/18	114,654

		3,549,032

	Consumer Finance — 0.8%
50,000	American Express Co., 7.000%, 03/19/18	59,458
	American Honda Finance Corp.,
200,000	1.600%, 02/16/18 (e)	200,633
33,000	2.125%, 10/10/18	33,524
110,000	Capital One Financial Corp., 3.500%, 06/15/23	110,369
	Caterpillar Financial Services Corp.,
80,000	5.450%, 04/15/18	91,207
100,000	7.050%, 10/01/18	121,098
50,000	7.150%, 02/15/19	61,556
	Ford Motor Credit Co. LLC,
200,000	3.984%, 06/15/16	211,335
200,000	4.250%, 02/03/17	214,787
	HSBC Finance Corp.,
150,000	5.000%, 06/30/15	156,532
50,000	7.350%, 11/27/32	61,749
100,000	HSBC USA, Inc., 1.625%, 01/16/18	100,224
	John Deere Capital Corp.,
39,000	1.200%, 10/10/17	38,873
42,000	3.150%, 10/15/21	43,071
	Toyota Motor Credit Corp.,
100,000	2.000%, 09/15/16	102,582
87,000	3.200%, 06/17/15	89,390

		1,696,388

	Diversified Financial Services — 0.8%
16,000	CME Group, Inc., 5.300%, 09/15/43	18,463
75,000	Countrywide Financial Corp., 6.250%, 05/15/16	81,841

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
	General Electric Capital Corp.,
200,000	Series A, 4.750%, 09/15/14	201,833
305,000	5.500%, 01/08/20	353,558
285,000	5.625%, 05/01/18	326,563
100,000	5.875%, 01/14/38	121,321
200,000	6.750%, 03/15/32	263,832
	Intercontinental Exchange, Inc.,
23,000	2.500%, 10/15/18	23,527
59,000	4.000%, 10/15/23	62,200
50,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	67,361
	Shell International Finance B.V., (Netherlands),
42,000	1.125%, 08/21/17	41,914
60,000	6.375%, 12/15/38	79,052

		1,641,465

	Insurance — 0.7%
35,000	ACE INA Holdings, Inc., 5.600%, 05/15/15	36,541
31,000	Allstate Corp. (The), 3.150%, 06/15/23	31,105
59,000	American International Group, Inc., 4.125%, 02/15/24	62,105
	Aon Corp.,
40,000	3.125%, 05/27/16	41,641
23,000	3.500%, 09/30/15	23,789
18,000	6.250%, 09/30/40	22,403
	Berkshire Hathaway Finance Corp.,
33,000	2.450%, 12/15/15	33,935
62,000	4.300%, 05/15/43	61,594
50,000	5.400%, 05/15/18	57,187
100,000	5.750%, 01/15/40	119,893
75,000	CNA Financial Corp., 5.875%, 08/15/20	87,765
27,000	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	29,699
20,000	Lincoln National Corp., 4.850%, 06/24/21	22,219
100,000	MassMutual Global Funding II, 3.125%, 04/14/16 (e)	104,209
	Metropolitan Life Global Funding I,
100,000	1.700%, 06/29/15 (e)	101,111
175,000	3.650%, 06/14/18 (e)	186,190
75,000	Nationwide Mutual Insurance Co., 9.375%, 08/15/39 (e)	116,727
100,000	Pacific Life Global Funding, 5.000%, 05/15/17 (e)	104,684
150,000	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	204,572
25,000	Travelers Cos., Inc. (The), 5.800%, 05/15/18	28,711

		1,476,080

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Real Estate Investment Trusts (REITs) — 0.4%
	American Tower Corp.,
40,000	3.500%, 01/31/23	39,225
38,000	5.000%, 02/15/24	41,273
	CommonWealth REIT,
75,000	5.875%, 09/15/20	81,666
100,000	6.650%, 01/15/18	109,118
92,000	HCP, Inc., 5.375%, 02/01/21	104,646
37,000	Health Care REIT, Inc., 4.500%, 01/15/24	38,986
27,000	ProLogis LP, 4.250%, 08/15/23	28,184
	Simon Property Group LP,
8,000	4.200%, 02/01/15	8,096
20,000	4.375%, 03/01/21	21,990
50,000	5.625%, 08/15/14	50,319
50,000	5.650%, 02/01/20	58,414
45,000	6.100%, 05/01/16	48,834
102,000	WEA Finance LLC/WT Finance Aust Pty Ltd., 6.750%, 09/02/19 (e)	127,127

		757,878

	Total Financials	14,885,284

	Health Care — 0.4%
	Biotechnology — 0.2%
	Amgen, Inc.,
25,000	4.500%, 03/15/20	27,088
100,000	5.150%, 11/15/41	107,304
40,000	5.700%, 02/01/19	46,276
82,000	5.750%, 03/15/40	95,171
49,000	Celgene Corp., 3.250%, 08/15/22	48,891

		324,730

	Health Care Providers & Services — 0.1%
48,000	Express Scripts Holding Co., 3.500%, 06/15/24	47,497
30,000	Medco Health Solutions, Inc., 2.750%, 09/15/15	30,717
50,000	UnitedHealth Group, Inc., 6.625%, 11/15/37	66,315
29,000	Ventas Realty LP, 3.750%, 05/01/24	28,961
	WellPoint, Inc.,
47,000	2.300%, 07/15/18	47,882
18,000	3.300%, 01/15/23	17,979
18,000	4.650%, 01/15/43	18,301

		257,652

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.1%
	AbbVie, Inc.,
45,000	1.750%, 11/06/17	45,245
22,000	2.900%, 11/06/22	21,275
52,000	Actavis Funding SCS, (Luxembourg), 3.850%, 06/15/24 (e)	52,565
63,000	Merck & Co., Inc., 2.800%, 05/18/23	61,561
	Zoetis, Inc.,
14,000	1.875%, 02/01/18	14,032
9,000	4.700%, 02/01/43	9,141

		203,819

	Total Health Care	786,201

	Industrials — 0.9%
	Aerospace & Defense — 0.1%
32,000	Airbus Group Finance B.V., (Netherlands), 2.700%, 04/17/23 (e)	30,815
51,000	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	60,187
	Lockheed Martin Corp.,
33,000	2.125%, 09/15/16	33,971
30,000	4.850%, 09/15/41	32,963
100,000	United Technologies Corp., 6.125%, 02/01/19	118,162

		276,098

	Air Freight & Logistics — 0.0% (g)
35,000	United Parcel Service of America, Inc., 8.375%, 04/01/20	45,702

	Airlines — 0.1%
25,380	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	25,697
25,989	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	28,262
39,881	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	43,470

		97,429

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
35,000	3.500%, 07/15/22	31,850
17,000	4.125%, 06/15/23	15,683
28,000	4.875%, 07/15/42	23,380
21,000	Republic Services, Inc., 3.550%, 06/01/22	21,709
43,000	Waste Management, Inc., 4.750%, 06/30/20	48,076

		140,698

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Construction & Engineering — 0.0% (g)
23,000	ABB Finance USA, Inc., 2.875%, 05/08/22	22,838
44,000	Fluor Corp., 3.375%, 09/15/21	45,331

		68,169

	Industrial Conglomerates — 0.1%
44,000	Danaher Corp., 3.900%, 06/23/21	47,263
65,000	General Electric Co., 5.250%, 12/06/17	73,336
22,000	Koninklijke Philips N.V., (Netherlands), 5.750%, 03/11/18	25,090

		145,689

	Machinery — 0.1%
80,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	75,427
25,000	Parker Hannifin Corp., 5.500%, 05/15/18	28,282

		103,709

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
50,000	3.000%, 03/15/23	49,185
25,000	3.600%, 09/01/20	26,211
25,000	4.375%, 09/01/42	24,681
77,000	5.150%, 09/01/43	84,882
75,000	5.400%, 06/01/41	86,113
100,000	5.650%, 05/01/17	112,270
85,000	5.750%, 05/01/40	101,568
	CSX Corp.,
33,000	4.250%, 06/01/21	36,000
50,000	5.500%, 04/15/41	57,822
25,000	7.375%, 02/01/19	30,602
	ERAC USA Finance LLC,
45,000	4.500%, 08/16/21 (e)	48,959
12,000	5.625%, 03/15/42 (e)	13,575
	Norfolk Southern Corp.,
70,000	3.950%, 10/01/42	65,797
78,000	6.000%, 05/23/11 †	92,920
27,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	27,638
35,000	Ryder System, Inc., 3.600%, 03/01/16	36,608

		894,831

	Total Industrials	1,772,325

	Information Technology — 1.1%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
11,000	2.900%, 03/04/21	11,169
80,000	5.500%, 02/22/16	86,459
75,000	5.900%, 02/15/39	91,552

		189,180

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
13,000	3.000%, 03/01/18	13,441
25,000	3.375%, 11/01/15	25,800
8,000	4.500%, 03/01/23	8,361
25,000	6.000%, 04/01/20	28,006
80,000	6.875%, 06/01/18	92,615
7,000	7.500%, 01/15/27	8,640

		176,863

	IT Services — 0.3%
50,000	HP Enterprise Services LLC, 7.450%, 10/15/29	61,361
	International Business Machines Corp.,
174,000	1.625%, 05/15/20	167,681
169,000	4.000%, 06/20/42	162,398
50,000	6.220%, 08/01/27	62,992
	Xerox Corp.,
17,000	4.500%, 05/15/21	18,368
35,000	5.625%, 12/15/19	40,178
50,000	6.750%, 02/01/17	56,728

		569,706

	Semiconductors & Semiconductor Equipment — 0.1%
110,000	National Semiconductor Corp., 6.600%, 06/15/17	127,333

	Software — 0.2%
	Microsoft Corp.,
75,000	1.625%, 09/25/15	76,239
108,000	2.375%, 05/01/23	103,397
	Oracle Corp.,
52,000	2.800%, 07/08/21	51,925
51,000	4.300%, 07/08/34	50,980
50,000	5.250%, 01/15/16	53,570
50,000	5.750%, 04/15/18	57,457
100,000	6.500%, 04/15/38	128,931

		522,499

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
142,000	2.400%, 05/03/23	134,146
126,000	2.850%, 05/06/21	127,086
69,000	VAR, 0.473%, 05/03/18	69,002
25,000	Dell, Inc., 7.100%, 04/15/28	25,750
	EMC Corp.,
40,000	1.875%, 06/01/18	40,264
50,000	3.375%, 06/01/23	50,597

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Technology Hardware, Storage & Peripherals — continued
	Hewlett-Packard Co.,
24,000	4.300%, 06/01/21	25,679
20,000	4.650%, 12/09/21	21,820
71,000	6.000%, 09/15/41	81,724

		576,068

	Total Information Technology	2,161,649

	Materials — 0.5%
	Chemicals — 0.3%
30,000	Dow Chemical Co. (The), 7.375%, 11/01/29	39,968
	E.I. du Pont de Nemours & Co.,
58,000	1.950%, 01/15/16	59,272
25,000	4.900%, 01/15/41	27,236
	Monsanto Co.,
31,000	2.750%, 07/15/21	30,988
12,000	4.200%, 07/15/34	12,111
12,000	4.700%, 07/15/64	12,047
	Mosaic Co. (The),
24,000	3.750%, 11/15/21	24,962
71,000	4.250%, 11/15/23	74,952
8,000	4.875%, 11/15/41	8,165
36,000	5.450%, 11/15/33	40,339
22,000	5.625%, 11/15/43	25,069
10,000	Potash Corp. of Saskatchewan, Inc., (Canada), 3.250%, 12/01/17	10,554
	PPG Industries, Inc.,
14,000	5.500%, 11/15/40	16,560
50,000	9.000%, 05/01/21	65,482
	Union Carbide Corp.,
100,000	7.500%, 06/01/25	127,269
80,000	7.750%, 10/01/96	98,447

		673,421

	Construction Materials — 0.0% (g)
18,000	CRH America, Inc., 6.000%, 09/30/16	19,972

	Metals & Mining — 0.2%
	BHP Billiton Finance USA Ltd., (Australia),
44,000	3.850%, 09/30/23	46,141
40,000	5.400%, 03/29/17	44,626
80,000	6.500%, 04/01/19	96,275
55,000	Freeport-McMoRan Copper & Gold, Inc., 3.875%, 03/15/23	54,833
13,000	Nucor Corp., 4.000%, 08/01/23	13,469
12,000	Rio Tinto Finance USA Ltd., (Australia), 3.500%, 11/02/20	12,555

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
29,000	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	29,340

		297,239

	Total Materials	990,632

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.0%
	AT&T, Inc.,
140,000	3.875%, 08/15/21	148,940
10,000	4.300%, 12/15/42	9,466
205,000	5.350%, 09/01/40	222,983
100,000	5.500%, 02/01/18	113,164
45,000	6.300%, 01/15/38	54,458
145,000	BellSouth Corp., 5.200%, 09/15/14	146,416
75,000	BellSouth Telecommunications LLC, 6.300%, 12/15/15	76,799
50,000	Centel Capital Corp., 9.000%, 10/15/19	60,843
70,000	Deutsche Telekom International Finance B.V., (Netherlands), 8.607%, 06/15/30	102,374
125,000	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	129,280
35,000	Orange S.A., (France), 2.750%, 09/14/16	36,310
	Telefonica Emisiones S.A.U., (Spain),
19,000	5.462%, 02/16/21	21,574
25,000	5.877%, 07/15/19	28,985
	Verizon Communications, Inc.,
16,000	2.500%, 09/15/16	16,492
106,000	4.500%, 09/15/20	116,599
84,000	6.400%, 09/15/33	102,895
90,000	6.400%, 02/15/38	109,921
200,000	7.750%, 12/01/30	274,283
	Verizon Pennsylvania LLC,
100,000	8.350%, 12/15/30	130,205
50,000	8.750%, 08/15/31	66,993

		1,968,980

	Wireless Telecommunication Services — 0.1%
40,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	40,638
	Rogers Communications, Inc., (Canada),
80,000	4.100%, 10/01/23	83,400
50,000	6.800%, 08/15/18	59,422
25,000	8.750%, 05/01/32	35,121
	Vodafone Group plc, (United Kingdom),
50,000	1.500%, 02/19/18	49,667
50,000	1.625%, 03/20/17	50,403

		318,651

	Total Telecommunication Services	2,287,631

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	21

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Utilities — 1.4%
	Electric Utilities — 1.1%
62,000	Alabama Power Co., 6.125%, 05/15/38	79,217
9,000	Arizona Public Service Co., 4.500%, 04/01/42	9,394
	Duke Energy Carolinas LLC,
39,000	4.300%, 06/15/20	43,088
75,000	5.100%, 04/15/18	84,517
60,000	Duke Energy Indiana, Inc., 6.350%, 08/15/38	79,113
25,000	Duke Energy Progress, Inc., 5.300%, 01/15/19	28,596
	Electricite de France S.A., (France),
40,000	2.150%, 01/22/19 (e)	40,226
75,000	6.000%, 01/22/14 (e)	84,694
	Florida Power & Light Co.,
55,000	5.950%, 10/01/33	69,299
30,000	5.950%, 02/01/38	38,178
25,000	Georgia Power Co., 5.950%, 02/01/39	31,090
18,000	Great Plains Energy, Inc., 4.850%, 06/01/21	19,891
100,000	Hydro-Quebec, (Canada), Series IO, 8.050%, 07/07/24	138,123
	Kansas City Power & Light Co.,
24,000	3.150%, 03/15/23	23,925
50,000	5.300%, 10/01/41	55,821
40,000	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	44,733
25,000	Northern States Power Co., 6.250%, 06/01/36	32,722
40,000	Ohio Power Co., 6.050%, 05/01/18	46,056
	Oncor Electric Delivery Co. LLC,
30,000	6.800%, 09/01/18	35,672
25,000	7.000%, 09/01/22	31,948
	Pacific Gas & Electric Co.,
24,000	4.500%, 12/15/41	24,574
75,000	5.625%, 11/30/17	84,808
100,000	6.050%, 03/01/34	123,671
75,000	Potomac Electric Power Co., 6.500%, 11/15/37	101,067
35,000	Progress Energy, Inc., 4.400%, 01/15/21	38,353
18,000	Public Service Co. of Colorado, 3.200%, 11/15/20	18,598
175,000	Public Service Co. of Oklahoma, Series G, 6.625%, 11/15/37	227,513
28,000	Public Service Electric & Gas Co., 5.375%, 11/01/39	33,394

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
53,000	Southern California Edison Co., Series C, 3.500%, 10/01/23	54,946
50,000	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	63,849
200,000	State Grid Overseas Investment Ltd., (United Kingdom), 1.750%, 05/22/18 (e)	196,692
	Virginia Electric and Power Co.,
50,000	5.400%, 04/30/18	56,867
70,000	5.950%, 09/15/17	80,379
70,000	6.350%, 11/30/37	92,542
20,000	Xcel Energy, Inc., 6.500%, 07/01/36	26,117

		2,239,673

	Gas Utilities — 0.0% (g)
22,000	Boston Gas Co., 4.487%, 02/15/42 (e)	22,553
25,000	CenterPoint Energy Resources Corp., 6.125%, 11/01/17	28,597

		51,150

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
78,000	4.000%, 10/01/20	82,230
29,000	5.750%, 10/01/41	32,170
37,000	PSEG Power LLC, 5.125%, 04/15/20	41,439

		155,839

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
37,000	3.500%, 09/15/21	38,469
42,000	4.400%, 06/01/43	42,894
96,000	5.875%, 03/15/41	117,938
38,000	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	46,068
	Sempra Energy,
47,000	3.550%, 06/15/24	47,329
62,000	4.050%, 12/01/23	65,498
100,000	6.500%, 06/01/16	110,491

		468,687

	Total Utilities	2,915,349

	Total Corporate Bonds (Cost $30,404,679)	32,854,926

Foreign Government Securities — 0.4%
	Province of Ontario, (Canada),
75,000	2.700%, 06/16/15	76,759
200,000	2.950%, 02/05/15	203,239
50,000	Republic of Poland, (Poland), 4.000%, 01/22/24	51,941

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Foreign Government Securities — continued
200,000	Republic of Turkey, (Turkey), 5.750%, 03/22/24	218,000
	United Mexican States, (Mexico),
203,000	3.500%, 01/21/21	210,816
58,000	4.000%, 10/02/23	60,958
48,000	5.550%, 01/21/45	54,600

	Total Foreign Government Securities (Cost $828,714)	876,313

Mortgage Pass-Through Securities — 7.8%
	Federal Home Loan Mortgage Corp.,
112,603	ARM, 2.209%, 03/01/35	118,842
56,818	ARM, 2.235%, 01/01/27	60,091
111,844	ARM, 2.303%, 04/01/34	118,653
18,940	ARM, 2.314%, 04/01/30	20,207
26,737	ARM, 2.494%, 01/01/37	28,548
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
18,798	4.500%, 08/01/18	19,970
77,888	6.500%, 10/01/17 - 02/01/19	81,527
322	8.500%, 11/01/15	323
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
21,873	6.000%, 12/01/22	24,566
45,221	6.500%, 11/01/22	50,957
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
88,500	5.500%, 10/01/33	99,122
161,042	6.000%, 04/01/26 - 02/01/39	181,103
236,193	6.500%, 11/01/25 - 11/01/34	266,151
89,321	7.000%, 04/01/35	105,977
4,792	8.500%, 07/01/28	5,704
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
1,852,042	3.500%, 04/01/33 - 06/01/42	1,908,684
457,469	4.000%, 06/01/42	484,578
44,233	7.000%, 07/01/29	49,626
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
18,135	10.000%, 01/01/20 - 09/01/20	19,100
207	12.000%, 07/01/19	209
	Federal National Mortgage Association,
1,093	ARM, 1.875%, 03/01/19	1,112
401,250	ARM, 1.899%, 01/01/35	422,778
71,236	ARM, 2.220%, 05/01/35	75,277
94,647	ARM, 2.226%, 10/01/34	100,411
7,869	ARM, 2.262%, 04/01/34	7,908
111,851	ARM, 2.274%, 08/01/34	118,862
84,292	ARM, 2.277%, 07/01/33	89,698

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

86,552	ARM, 2.299%, 01/01/34	91,802
79,459	ARM, 2.406%, 04/01/33	84,817
3,499	ARM, 3.714%, 03/01/29	3,720
	Federal National Mortgage Association, 15 Year, Single Family,
72,197	3.500%, 09/01/18 - 05/01/19	76,609
90,501	4.500%, 03/01/23 - 05/01/23	96,462
12,387	5.000%, 06/01/18	13,183
41,003	5.500%, 04/01/22	43,589
90,833	6.000%, 03/01/18 - 09/01/22	96,715
32,516	6.500%, 08/01/20	34,711
989	8.000%, 01/01/16	995
	Federal National Mortgage Association, 20 Year, Single Family,
44,658	4.500%, 01/01/25	48,384
301,664	5.000%, 11/01/23	335,210
76,792	6.500%, 03/01/19 - 12/01/22	86,586
	Federal National Mortgage Association, 30 Year, FHA/VA,
31,076	8.500%, 10/01/26 - 06/01/30	33,175
65,617	9.000%, 04/01/25	74,439
	Federal National Mortgage Association, 30 Year, Single Family,
222,329	3.000%, 09/01/31	220,050
47,887	4.500%, 04/01/38 - 05/01/39	51,883
104,804	5.000%, 09/01/35	116,458
32,469	5.500%, 01/01/38 - 06/01/38	36,326
117,335	6.000%, 01/01/29 - 03/01/33	133,780
330,442	6.500%, 09/01/25 - 11/01/36	375,237
1,561	7.000%, 08/01/32	1,679
22,170	7.500%, 03/01/30	24,206
97,562	8.000%, 03/01/27 - 11/01/28	115,354
	Federal National Mortgage Association, Other,
1,000,000	2.077%, 06/01/20	1,000,948
292,993	2.418%, 12/01/22	285,898
1,000,000	2.480%, 12/01/22 - 02/01/23	980,077
500,000	2.531%, 11/01/22	493,125
500,000	2.583%, 04/01/23	487,876
1,000,000	2.604%, 05/01/23	967,559
961,031	3.500%, 05/01/43	982,458
1,357,959	4.000%, 07/01/42	1,434,280
471,506	4.130%, 07/01/20	519,143
157,755	5.500%, 09/01/33 - 04/01/38	175,163
417,508	5.936%, 10/01/17	467,538
74,575	6.000%, 09/01/28	84,832
182,600	6.500%, 10/01/35	204,769

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	23

JPMorgan Insurance Trust Core Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
	Government National Mortgage Association II, 30 Year, Single Family,
3,283	7.500%, 12/20/26	3,946
63,933	8.000%, 11/20/26 - 01/20/27	76,957
2,403	8.500%, 05/20/25	2,746
	Government National Mortgage Association II, Other,
452,027	2.125%, 07/20/34 - 09/20/34	473,049
2,157	Government National Mortgage Association, 15 Year, Single Family, 8.000%, 01/15/16	2,201
	Government National Mortgage Association, 30 Year, Single Family,
122,215	6.000%, 05/15/37 - 10/15/38	137,401
89,889	6.500%, 03/15/28 - 12/15/38	102,131
27,165	7.000%, 12/15/25 - 06/15/33	30,669
17,449	7.500%, 05/15/23 - 09/15/28	19,119
15,620	8.000%, 09/15/22 - 10/15/27	17,567
4,110	9.000%, 11/15/24	4,799
121,457	9.500%, 10/15/24	137,063

	Total Mortgage Pass-Through Securities (Cost $15,469,828)	15,746,668

Municipal Bonds — 0.2% (t)
	Illinois — 0.1%
160,000	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	160,323

	New York — 0.1%
30,000	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	35,897
130,000	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	157,153

		193,050

	Ohio — 0.0% (g)
98,000	Ohio State University, General Receipts, Series A, Rev., 4.800%, 06/01/11	101,250

	Total Municipal Bonds (Cost $416,215)	454,623

U.S. Government Agency Securities — 14.0%
125,000	Federal Home Loan Mortgage Corp., 5.125%, 10/18/16	137,702
	Federal National Mortgage Association,
3,000,000	Zero Coupon, 10/09/19	2,636,298
30,000	0.875%, 05/21/18	29,497
150,000	5.000%, 02/13/17	166,372

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal National Mortgage Association STRIPS,
6,000,000	Zero Coupon, 09/23/20	5,163,402
630,000	Zero Coupon, 03/23/28	383,640
100,000	Financing Corp. Fico Series D-P, Zero Coupon, 09/26/19	90,151
2,000,000	Financing Corp. Fico STRIPS, Series 14P, Zero Coupon, 11/02/18	1,860,442
8,000,000	Financing Corp. STRIPS, Series 12P, Zero Coupon, 12/06/18	7,418,152
4,100,000	Residual Funding Corp. STRIPS, Zero Coupon, 07/15/20	3,593,191
2,000,000	Resolution Funding Corp. STRIPS, Zero Coupon, 01/15/20	1,779,926
	Tennessee Valley Authority,
33,000	4.625%, 09/15/60	34,760
100,000	5.250%, 09/15/39	121,354
5,000,000	Tennessee Valley Authority STRIPS, Zero Coupon, 07/15/16	4,904,040

	Total U.S. Government Agency Securities (Cost $23,360,021)	28,318,927

U.S. Treasury Obligations — 27.9%
	U.S. Treasury Bonds,
815,000	4.375%, 02/15/38	973,033
150,000	4.500%, 02/15/36	182,180
125,000	4.500%, 05/15/38	151,992
100,000	4.750%, 02/15/37	125,703
815,000	5.000%, 05/15/37	1,057,972
50,000	5.250%, 02/15/29	64,094
300,000	5.375%, 02/15/31	393,891
200,000	6.125%, 11/15/27	274,656
50,000	6.250%, 05/15/30	71,062
10,000	6.375%, 08/15/27	13,989
80,000	7.250%, 08/15/22	109,925
250,000	8.000%, 11/15/21	350,137
	U.S. Treasury Coupon STRIPS,
250,000	1.347%, 02/15/20 (n)	224,657
200,000	1.512%, 08/15/18 (n)	188,771
750,000	1.812%, 05/15/21 (n)	644,857
730,000	2.042%, 05/15/19 (n)	672,986
1,973,000	2.271%, 05/15/20 (n)	1,758,355
710,000	2.288%, 02/15/21 (n)	616,240
3,540,000	2.434%, 08/15/16 (n)	3,499,382
970,000	2.457%, 02/15/22 (n)	810,203
925,000	2.462%, 11/15/21 (n)	779,752
150,000	2.465%, 02/15/18 (n)	143,544
450,000	2.530%, 05/15/22 (n)	372,527
950,000	2.548%, 05/15/23 (n)	756,608

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — continued
200,000	2.686%, 08/15/22 (n)	164,022
1,700,000	2.697%, 02/15/23 (n)	1,365,999
100,000	2.705%, 05/15/28 (n)	64,970
27,000	2.723%, 02/15/28 (n)	17,729
350,000	2.732%, 08/15/20 (n)	308,902
50,000	2.867%, 11/15/34 (n)	25,040
250,000	2.878%, 08/15/27 (n)	167,778
65,000	2.892%, 02/15/35 (n)	32,213
250,000	3.042%, 05/15/35 (n)	122,715
23,000	3.058%, 08/15/26 (n)	16,091
250,000	3.083%, 11/15/26 (n)	173,064
400,000	3.119%, 08/15/19 (n)	365,741
50,000	3.202%, 02/15/25 (n)	37,190
825,000	3.221%, 02/15/17 (n)	808,834
350,000	3.234%, 02/15/32 (n)	194,885
275,000	3.280%, 05/15/31 (n)	157,781
600,000	3.376%, 02/15/27 (n)	410,998
750,000	3.390%, 11/15/27 (n)	497,781
250,000	3.449%, 08/15/29 (n)	153,927
3,625,000	3.480%, 08/15/17 (n)	3,515,463
100,000	3.488%, 11/15/29 (n)	60,958
558,000	3.553%, 02/15/29 (n)	351,057
1,250,000	3.595%, 05/15/32 (n)	689,519
700,000	3.614%, 11/15/32 (n)	378,421
550,000	3.651%, 02/15/31 (n)	318,853
250,000	3.732%, 08/15/31 (n)	141,965
100,000	3.803%, 08/15/21 (n)	85,190
300,000	3.864%, 05/15/30 (n)	179,211
150,000	3.927%, 02/15/33 (n)	80,328
85,000	3.936%, 11/15/31 (n)	47,813
775,000	3.941%, 11/15/33 (n)	403,325
100,000	4.138%, 05/15/26 (n)	70,682
10,000	4.566%, 11/15/24 (n)	7,508
325,000	4.710%, 02/15/34 (n)	167,430
325,000	4.736%, 05/15/33 (n)	172,443
775,000	4.827%, 02/15/30 (n)	467,854
50,000	4.964%, 11/15/30 (n)	29,258
50,000	5.058%, 08/15/30 (n)	29,574
100,000	5.080%, 08/15/33 (n)	52,518
100,000	5.152%, 05/15/34 (n)	51,042
100,000	5.512%, 11/15/28 (n)	63,602
125,000	5.546%, 05/15/27 (n)	84,759
50,000	5.748%, 08/15/28 (n)	32,146
1,750,000	6.326%, 02/15/15 (n)	1,748,745
1,915,000	6.429%, 11/15/15 (n)	1,909,872
2,900,000	6.788%, 11/15/17 (m) (n)	2,794,446

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,050,000	7.094%, 11/15/16 (n)	3,005,714
3,300,000	7.717%, 02/15/16 (m) (n)	3,283,599
600,000	10.180%, 11/15/14 (n)	599,808
	U.S. Treasury Inflation Indexed Bonds,
100,000	2.500%, 01/15/29	139,319
300,000	3.625%, 04/15/28	617,543
	U.S. Treasury Inflation Indexed Notes,
500,000	0.500%, 04/15/15	554,881
170,000	1.375%, 07/15/18	204,213
	U.S. Treasury Notes,
150,000	1.250%, 10/31/18	148,840
125,000	1.375%, 11/30/18	124,648
400,000	1.375%, 12/31/18	398,344
400,000	1.500%, 08/31/18	402,094
200,000	2.125%, 08/31/20	202,062
1,200,000	2.125%, 08/15/21	1,199,250
400,000	2.250%, 07/31/18	414,625
200,000	2.625%, 11/15/20	207,750
742,000	3.125%, 05/15/19	795,737
600,000	3.125%, 05/15/21	640,547
200,000	3.250%, 12/31/16	212,812
300,000	3.500%, 02/15/18	324,961
450,000	3.500%, 05/15/20	492,012
650,000	3.625%, 02/15/21	715,406
500,000	4.750%, 08/15/17	558,867
9,000,000	U.S. Treasury Principal STRIPS, Zero Coupon, 05/15/20	8,053,371

	Total U.S. Treasury Obligations (Cost $52,963,790)	56,552,561

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
5,860,137	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $5,860,137)	5,860,137

	Total Investments — 99.8% (Cost $186,748,260)	202,251,300
	Other Assets in Excess of Liabilities — 0.2%	410,988

	NET ASSETS — 100.0%	$202,662,288

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	25

JPMorgan Insurance Trust Core Bond Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of June 30, 2014.
CMO	— Collateralized Mortgage Obligation
ESOP	— Employee Stock Ownership Program
FHA	— Federal Housing Administration
GMAC	— General Motors Acceptance Corp.
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2014. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit

Rev.	— Revenue
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2014.
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2014.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Security matures in 2111.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

Core Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$196,391,163
Investments in affiliates, at value	5,860,137

Total investment securities, at value	202,251,300
Receivables:
Investment securities sold	1,931
Portfolio shares sold	126,025
Interest from non-affiliates	790,592
Dividends from affiliates	121

Total Assets	203,169,969

LIABILITIES:
Payables:
Due to custodian	7,439
Investment securities purchased	157,659
Portfolio shares redeemed	155,376
Accrued liabilities:
Investment advisory fees	49,643
Administration fees	13,784
Distribution fees	6,581
Custodian and accounting fees	60,135
Trustees’ and Chief Compliance Officer’s fees	173
Audit fees	45,147
Other	11,744

Total Liabilities	507,681

Net Assets	$202,662,288

NET ASSETS:
Paid-in-Capital	$189,451,973
Accumulated undistributed net investment income	3,667,078
Accumulated net realized gains (losses)	(5,959,803)
Net unrealized appreciation (depreciation)	15,503,040

Total Net Assets	$202,662,288

Net Assets:
Class 1	$169,724,083
Class 2	32,938,205

Total	$202,662,288

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	15,430,132
Class 2	3,015,709

Net Asset Value, offering and redemption price per share (a):
Class 1	$11.00
Class 2	10.92

Cost of investments in non-affiliates	$180,888,123
Cost of investments in affiliates	5,860,137

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	27

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Core Bond Portfolio
INVESTMENT INCOME:
Interest income from non-affiliates	$4,017,337
Dividend income from affiliates	813

Total investment income	4,018,150

EXPENSES:
Investment advisory fees	403,611
Administration fees	83,750
Distribution fees — Class 2	35,970
Custodian and accounting fees	58,717
Professional fees	34,436
Trustees’ and Chief Compliance Officer’s fees	1,132
Printing and mailing costs	22,536
Transfer agent fees	3,359
Other	25,194

Total expenses	668,705

Less amounts waived	(33,408)

Net expenses	635,297

Net investment income (loss)	3,382,853

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	240,138
Change in net unrealized appreciation/depreciation of investments in non-affiliates	2,664,863

Net realized/unrealized gains (losses)	2,905,001

Change in net assets resulting from operations	$6,287,854

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Core Bond Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,382,853	$8,069,108
Net realized gain (loss)	240,138	336,171
Change in net unrealized appreciation/depreciation	2,664,863	(11,610,927)

Change in net assets resulting from operations	6,287,854	(3,205,648)

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(6,598,583)	(9,052,968)
Class 2
From net investment income	(1,166,426)	(680,242)

Total distributions to shareholders	(7,765,009)	(9,733,210)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,223,034	(2,537,046)

NET ASSETS:
Change in net assets	745,879	(15,475,904)
Beginning of period	201,916,409	217,392,313

End of period	$202,662,288	$201,916,409

Accumulated undistributed net investment income	$3,667,078	$8,049,234

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$4,754,206	$14,399,434
Distributions reinvested	6,598,583	9,052,968
Cost of shares redeemed	(17,199,209)	(42,830,378)

Change in net assets resulting from Class 1 capital transactions	$(5,846,420)	$(19,377,976)

Class 2
Proceeds from shares issued	$10,221,276	$20,293,669
Distributions reinvested	1,166,426	680,242
Cost of shares redeemed	(3,318,248)	(4,132,981)

Change in net assets resulting from Class 2 capital transactions	$8,069,454	$16,840,930

Total change in net assets resulting from capital transactions	$2,223,034	$(2,537,046)

SHARE TRANSACTIONS:
Class 1
Issued	425,219	1,270,421
Reinvested	600,964	797,618
Redeemed	(1,535,932)	(3,788,604)

Change in Class 1 Shares	(509,749)	(1,720,565)

Class 2
Issued	918,992	1,798,755
Reinvested	107,011	60,252
Redeemed	(297,902)	(367,473)

Change in Class 2 Shares	728,101	1,491,534

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Core Bond Portfolio
Class 1
Six Months Ended June 30, 2014 (Unaudited)	$11.09	$0.19	(f)	$0.16	$0.35	$(0.44)	$11.00
Year Ended December 31, 2013	11.78	0.44	(f)	(0.60)	(0.16)	(0.53)	11.09
Year Ended December 31, 2012	11.71	0.51	(f)	0.10	0.61	(0.54)	11.78
Year Ended December 31, 2011	11.54	0.54	(f)	0.28	0.82	(0.65)	11.71
Year Ended December 31, 2010	10.99	0.57	(f)	0.42	0.99	(0.44)	11.54
Year Ended December 31, 2009	10.94	0.61	(f)	0.38	0.99	(0.94)	10.99

Class 2
Six Months Ended June 30, 2014 (Unaudited)	11.01	0.17	(f)	0.16	0.33	(0.42)	10.92
Year Ended December 31, 2013	11.72	0.40	(f)	(0.59)	(0.19)	(0.52)	11.01
Year Ended December 31, 2012	11.68	0.47	(f)	0.11	0.58	(0.54)	11.72
Year Ended December 31, 2011	11.51	0.50	(f)	0.29	0.79	(0.62)	11.68
Year Ended December 31, 2010	10.97	0.54	(f)	0.42	0.96	(0.42)	11.51
Year Ended December 31, 2009	10.92	0.59	(f)	0.37	0.96	(0.91)	10.97

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

3.14%	$169,724,083	0.59%	3.39%	0.63%	7%
(1.47)	176,728,891	0.59	3.86	0.60	13
5.33	208,061,368	0.60	4.36	0.62	8
7.46	225,138,765	0.59	4.74	0.61	9
9.24	245,677,262	0.60	5.06	0.62	10
9.65	263,558,623	0.59	5.63	0.67	17

3.01	32,938,205	0.84	3.13	0.88	7
(1.74)	25,187,518	0.84	3.58	0.85	13
5.07	9,330,945	0.85	4.00	0.87	8
7.21	1,800,570	0.84	4.33	0.84	9
8.97	19,644	0.85	4.80	0.88	10
9.32	18,033	0.84	5.47	0.92	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Core Bond Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

32	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Portfolio at June 30, 2014.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,437,892	$2,697,629	$5,135,521
Collateralized Mortgage Obligations
Agency CMO	—	35,840,087	242,844	36,082,931
Non-Agency CMO	—	13,591,490	1,960,369	15,551,859

Total Collateralized Mortgage Obligations	—	49,431,577	2,203,213	51,634,790

Commercial Mortgage-Backed Securities	—	4,677,393	139,441	4,816,834
Corporate Bonds
Consumer Discretionary	—	2,603,138	—	2,603,138
Consumer Staples	—	1,338,614	—	1,338,614
Energy	—	3,114,103	—	3,114,103
Financials	—	14,777,222	108,062	14,885,284
Health Care	—	786,201	—	786,201
Industrials	—	1,674,896	97,429	1,772,325
Information Technology	—	2,161,649	—	2,161,649
Materials	—	990,632	—	990,632
Telecommunication Services	—	2,287,631	—	2,287,631
Utilities	—	2,915,349	—	2,915,349

Total Corporate Bonds	—	32,649,435	205,491	32,854,926

Foreign Government Securities	—	876,313	—	876,313
Mortgage Pass-Through Securities	—	15,746,668	—	15,746,668
Municipal Bonds	—	454,623	—	454,623
U.S. Government Agency Securities	—	28,318,927	—	28,318,927
U.S. Treasury Obligations	—	56,552,561	—	56,552,561
Short-Term Investment
Investment Company	5,860,137	—	—	5,860,137

Total Investments in Securities	$5,860,137	$191,145,389	$5,245,774	$202,251,300

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

There were no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

	Balance as of 12/31/13	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 6/30/14
Investments in Securities
Asset-Backed Securities	$1,689,054	$—	$5,263	$309	$1,082,187	$(279,574)	$200,390	$—	$2,697,629
Collateralized Mortgage Obligations
Agency CMO	—	—	107,216	(108,944)	—	—	244,572	—	242,844
Non-Agency CMO	2,176,996	—	(236,343)	212,347	—	(172,710)	—	(19,921)	1,960,369
Commercial Mortgage-Backed Securities	406,616	—	8,749	(32,814)	—	(38,672)	—	(204,438)	139,441
Corporate Bonds — Financials	102,375	—	5,687	—	—	—	—	—	108,062
Corporate Bonds — Industrials	100,214	—	1,954	—	—	(4,739)	—	—	97,429
Corporate Bonds — Telecommunication Services	131,558	—	—	—	—	—	—	(131,558)	—

Total	$4,606,813	$—	$(107,474)	$70,898	$1,082,187	$(495,695)	$444,962	$(355,917)	$5,245,774

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into and out of Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2014, which were valued using significant unobservable inputs (Level 3) amounted to $(105,059). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Core Bond Portfolio

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at 6/30/14	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$875,577	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 5.00% (3.02%)
			Constant Default Rate	3.93% - 11.00% (6.56%)
			Yield (Discount Rate of Cash Flows)	1.49% - 5.97% (3.45%)

Asset-Backed Securities	875,577

	2,095,616	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.77% (11.45%)
			Constant Default Rate	0.00% - 9.13% (2.07%)
			PSA Prepayment Model	328.00% - 1,085.00% (704.51%)
			Yield (Discount Rate of Cash Flows)	(176.49%) -26.11% (4.32%)

Collateralized Mortgage Obligations	2,095,616

	129,396	Discounted Cash Flow	Constant Prepayment Rate after Yield Maintenance	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	1.29% - 1.30% (1.30%)

Commercial Mortgage-Backed Securities	129,396

Total	$3,100,589

#	The table above does not include Level 3 securities that are valued by brokers and pricing services. At June 30, 2014, the value of these securities was $2,145,185. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

34	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

The significant unobservable inputs used in the fair value measurement of the Portfolio’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Portfolio may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio. As of June 30, 2014, the Portfolio had no investments in restricted securities other than securities sold to the Portfolio under Rule 144A under the Securities Act.

The value and percentage of net assets of illiquid securities as of June 30, 2014 were $108,062 and 0.1%, respectively.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.40%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.60%	0.85%

The expense limitation agreement was in effect for the six months ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

For the six months ended June 30, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$15,872	$11,447	$27,319

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was $6,089.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$6,850,350	$11,172,352	$6,423,586	$3,794,693

36	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$186,748,260	$16,590,184	$1,087,144	$15,503,040

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2016		2017		Total
$750,856	*	$5,440,874	*	$6,191,730	*

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Portfolio could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Portfolio is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	37

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Portfolio
Class 1
Actual	$1,000.00	$1,031.40	$2.97	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class 2
Actual	1,000.00	1,030.10	4.23	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Marilyn McCoy
In Favor	55,921
Withheld	2,257

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	39

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-JPMITCBP-614

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust Equity Index Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Equity Index Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	6.93%
S&P 500 Index	7.14%

Net Assets as of 6/30/2014	$58,110,028

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Equity Index Portfolio (the “Portfolio”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) performed largely in line with the Benchmark for the six months ended June 30, 2014. This was consistent with its indexing strategy and investment objective, as the Portfolio looks to generate returns that are comparable to that of the Benchmark.

In the wake of the U.S. Federal Reserve’s (the “Fed”) decision to taper monthly asset purchases under its Quantitative Easing program, U.S. equity prices rose and the Standard & Poor’s (“S&P”) 500 Index reached a record high closing in mid January. From there, equities retreated and the S&P 500 Index notched an 8.50% decline before starting to rebound. Despite severe winter weather that slowed consumer spending and construction, by late February the S&P 500 Index had climbed back into positive territory for the year to date.

Though the U.S. economy contracted by 2.90% during the first three months of 2014 – the sharpest drop in five years — equity markets continued to strengthen through the second quarter of the year. By the end of June, the S&P 500 Index had hit 22 record high closings for the year to date. At the same time, equity market volatility retreated and the index did not move by more than one percent for 51 consecutive days. The Chicago Board Options Exchange Volatility Index reached its lowest level since February 2007. At June 30, the S&P 500 Index (the “Benchmark”) produced a year-to-date return of 7.14% and posted its sixth consecutive quarterly gain, the longest streak of quarterly gains since 1998.

Throughout the reporting period, the Fed proceeded to reduce its monthly asset purchases as the employment picture continued to improve. By the end of June, the central banks monthly purchases had been pared to $45 billion from $85 billion. While a successful Sunni-led insurgency in Iraq threatened to disrupt energy markets, global oil prices rose only slightly.

All of the sectors in the Benchmark produced positive returns during the six month period. The leading contributors to the Portfolio’s performance included the utilities and energy sectors. The bottom contributors to the Portfolio’s performance included the consumer discretionary sector and the telecommunication services sector.

HOW WAS THE PORTFOLIO POSITIONED?

Regardless of the market outlook, the Portfolio was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.2%
2.	Exxon Mobil Corp.	2.5
3.	Microsoft Corp.	1.8
4.	Johnson & Johnson	1.7
5.	General Electric Co	1.5
6.	Wells Fargo & Co	1.4
7.	Chevron Corp.	1.4
8.	Berkshire Hathaway, Inc., Class B	1.3
9.	JPMorgan Chase & Co.	1.2
10.	Procter & Gamble Co. (The)	1.2

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	18.6%
Financials	16.0
Health Care	13.2
Consumer Discretionary	11.7
Energy	10.7
Industrials	10.4
Consumer Staples	9.4
Materials	3.5
Utilities	3.1
Telecommunication Services	2.4
Others (each less than 1.0%)	0.1
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	May 1, 1998	6.93%	24.08%	18.35%	7.39%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Equity Index Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds S&P 500 Funds Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 11.8%
	Auto Components — 0.4%
758	BorgWarner, Inc.	49,414
916	Delphi Automotive plc, (United Kingdom)	62,966
915	Goodyear Tire & Rubber Co. (The)	25,419
2,201	Johnson Controls, Inc.	109,896

		247,695

	Automobiles — 0.7%
13,104	Ford Motor Co.	225,913
4,358	General Motors Co.	158,196
724	Harley-Davidson, Inc.	50,571

		434,680

	Distributors — 0.1%
509	Genuine Parts Co.	44,690

	Diversified Consumer Services — 0.1%
14	Graham Holdings Co., Class B	10,053
909	H&R Block, Inc.	30,470

		40,523

	Hotels, Restaurants & Leisure — 1.7%
1,453	Carnival Corp.	54,705
103	Chipotle Mexican Grill, Inc. (a)	61,029
437	Darden Restaurants, Inc.	20,220
728	Marriott International, Inc., Class A	46,665
3,275	McDonald’s Corp.	329,923
2,495	Starbucks Corp.	193,063
636	Starwood Hotels & Resorts Worldwide, Inc.	51,401
422	Wyndham Worldwide Corp.	31,954
268	Wynn Resorts Ltd.	55,626
1,463	Yum! Brands, Inc.	118,796

		963,382

	Household Durables — 0.4%
949	D.R. Horton, Inc.	23,326
407	Garmin Ltd., (Switzerland)	24,786
226	Harman International Industries, Inc.	24,279
460	Leggett & Platt, Inc.	15,769
583	Lennar Corp., Class A	24,474
203	Mohawk Industries, Inc. (a)	28,083
917	Newell Rubbermaid, Inc.	28,418
1,129	PulteGroup, Inc.	22,761
258	Whirlpool Corp.	35,919

		227,815

	Internet & Catalog Retail — 1.3%
1,235	Amazon.com, Inc. (a)	401,103
340	Expedia, Inc.	26,779

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — continued
199	Netflix, Inc. (a)	87,679
174	Priceline Group, Inc. (The) (a)	209,322
369	TripAdvisor, Inc. (a)	40,096

		764,979

	Leisure Products — 0.1%
383	Hasbro, Inc.	20,318
1,124	Mattel, Inc.	43,802

		64,120

	Media — 3.6%
717	Cablevision Systems Corp., Class A	12,655
1,751	CBS Corp. (Non-Voting), Class B	108,807
8,615	Comcast Corp., Class A	462,453
1,553	DIRECTV (a)	132,021
723	Discovery Communications, Inc., Class A (a)	53,704
747	Gannett Co., Inc.	23,389
1,404	Interpublic Group of Cos., Inc. (The)	27,392
1,650	News Corp., Class A (a)	29,601
856	Omnicom Group, Inc.	60,964
355	Scripps Networks Interactive, Inc., Class A	28,805
923	Time Warner Cable, Inc.	135,958
2,923	Time Warner, Inc.	205,341
6,345	Twenty-First Century Fox, Inc., Class A	223,027
1,296	Viacom, Inc., Class B	112,402
5,337	Walt Disney Co. (The)	457,594

		2,074,113

	Multiline Retail — 0.6%
1,005	Dollar General Corp. (a)	57,647
685	Dollar Tree, Inc. (a)	37,305
317	Family Dollar Stores, Inc.	20,967
646	Kohl’s Corp.	34,031
1,194	Macy’s, Inc.	69,276
466	Nordstrom, Inc.	31,655
2,099	Target Corp.	121,637

		372,518

	Specialty Retail — 2.0%
210	AutoNation, Inc. (a)	12,533
110	AutoZone, Inc. (a)	58,986
676	Bed Bath & Beyond, Inc. (a)	38,789
913	Best Buy Co., Inc.	28,312
730	CarMax, Inc. (a)	37,967
380	GameStop Corp., Class A	15,379
862	Gap, Inc. (The)	35,833
4,534	Home Depot, Inc. (The)	367,073
813	L Brands, Inc.	47,691

SEE NOTES TO FINANCIAL STATEMENTS.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Specialty Retail — continued
3,305	Lowe’s Cos., Inc.	158,607
352	O’Reilly Automotive, Inc. (a)	53,011
329	PetSmart, Inc.	19,674
704	Ross Stores, Inc.	46,555
2,143	Staples, Inc.	23,230
368	Tiffany & Co.	36,892
2,321	TJX Cos., Inc. (The)	123,361
459	Tractor Supply Co.	27,724
338	Urban Outfitters, Inc. (a)	11,445

		1,143,062

	Textiles, Apparel & Luxury Goods — 0.8%
909	Coach, Inc.	31,079
158	Fossil Group, Inc. (a)	16,514
596	Michael Kors Holdings Ltd., (Hong Kong) (a)	52,835
2,444	NIKE, Inc., Class B	189,532
273	PVH Corp.	31,832
194	Ralph Lauren Corp.	31,174
537	Under Armour, Inc., Class A (a)	31,946
1,141	V.F. Corp.	71,883

		456,795

	Total Consumer Discretionary	6,834,372

	Consumer Staples — 9.4%
	Beverages — 2.1%
537	Brown-Forman Corp., Class B	50,569
12,526	Coca-Cola Co. (The)	530,601
775	Coca-Cola Enterprises, Inc.	37,030
559	Constellation Brands, Inc., Class A (a)	49,265
651	Dr. Pepper Snapple Group, Inc.	38,136
527	Molson Coors Brewing Co., Class B	39,082
448	Monster Beverage Corp. (a)	31,821
5,024	PepsiCo, Inc.	448,844

		1,225,348

	Food & Staples Retailing — 2.2%
1,452	Costco Wholesale Corp.	167,212
3,875	CVS Caremark Corp.	292,059
1,689	Kroger Co. (The)	83,487
763	Safeway, Inc.	26,202
1,937	Sysco Corp.	72,541
2,909	Walgreen Co.	215,644
5,341	Wal-Mart Stores, Inc.	400,949
1,218	Whole Foods Market, Inc.	47,051

		1,305,145

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.6%
2,169	Archer-Daniels-Midland Co.	95,675
593	Campbell Soup Co.	27,165
1,396	ConAgra Foods, Inc.	41,433
2,036	General Mills, Inc.	106,971
494	Hershey Co. (The)	48,101
446	Hormel Foods Corp.	22,010
344	JM Smucker Co. (The)	36,660
845	Kellogg Co.	55,517
421	Keurig Green Mountain, Inc.	52,461
1,973	Kraft Foods Group, Inc.	118,281
432	McCormick & Co., Inc. (Non-Voting)	30,927
670	Mead Johnson Nutrition Co.	62,424
5,605	Mondelez International, Inc., Class A	210,804
912	Tyson Foods, Inc., Class A	34,237

		942,666

	Household Products — 1.9%
426	Clorox Co. (The)	38,936
2,882	Colgate-Palmolive Co.	196,495
1,249	Kimberly-Clark Corp.	138,914
8,967	Procter & Gamble Co. (The)	704,716

		1,079,061

	Personal Products — 0.1%
1,440	Avon Products, Inc.	21,038
837	Estee Lauder Cos., Inc. (The), Class A	62,156

		83,194

	Tobacco — 1.5%
6,583	Altria Group, Inc.	276,091
1,201	Lorillard, Inc.	73,225
5,212	Philip Morris International, Inc.	439,424
1,031	Reynolds American, Inc.	62,221

		850,961

	Total Consumer Staples	5,486,375

	Energy — 10.8%
	Energy Equipment & Services — 2.1%
1,445	Baker Hughes, Inc.	107,580
677	Cameron International Corp. (a)	45,840
227	Diamond Offshore Drilling, Inc.	11,266
774	Ensco plc, (United Kingdom), Class A	43,011
779	FMC Technologies, Inc. (a)	47,574
2,799	Halliburton Co.	198,757
358	Helmerich & Payne, Inc.	41,567
867	Nabors Industries Ltd., (Bermuda)	25,464
1,422	National Oilwell Varco, Inc.	117,102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Energy Equipment & Services — continued
842	Noble Corp. plc, (United Kingdom)	28,257
412	Rowan Cos. plc, Class A	13,155
4,315	Schlumberger Ltd.	508,954
1,128	Transocean Ltd., (Switzerland)	50,794

		1,239,321

	Oil, Gas & Consumable Fuels — 8.7%
1,674	Anadarko Petroleum Corp.	183,253
1,278	Apache Corp.	128,592
1,383	Cabot Oil & Gas Corp.	47,216
1,678	Chesapeake Energy Corp.	52,152
6,308	Chevron Corp.	823,509
288	Cimarex Energy Co.	41,317
4,068	ConocoPhillips	348,750
762	CONSOL Energy, Inc.	35,105
1,165	Denbury Resources, Inc.	21,506
1,271	Devon Energy Corp.	100,917
1,811	EOG Resources, Inc.	211,633
503	EQT Corp.	53,771
14,231	Exxon Mobil Corp.	1,432,777
875	Hess Corp.	86,529
2,214	Kinder Morgan, Inc.	80,280
2,240	Marathon Oil Corp.	89,421
956	Marathon Petroleum Corp.	74,635
559	Murphy Oil Corp.	37,162
452	Newfield Exploration Co. (a)	19,978
1,190	Noble Energy, Inc.	92,177
2,603	Occidental Petroleum Corp.	267,146
689	ONEOK, Inc.	46,907
899	Peabody Energy Corp.	14,699
1,875	Phillips 66	150,806
474	Pioneer Natural Resources Co.	108,930
597	QEP Resources, Inc.	20,597
559	Range Resources Corp.	48,605
1,170	Southwestern Energy Co. (a)	53,223
2,222	Spectra Energy Corp.	94,391
429	Tesoro Corp.	25,169
1,768	Valero Energy Corp.	88,577
2,447	Williams Cos., Inc. (The)	142,440

		5,022,170

	Total Energy	6,261,491

	Financials — 16.0%
	Banks — 5.9%
34,847	Bank of America Corp.	535,598
2,381	BB&T Corp.	93,883

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
10,067	Citigroup, Inc.	474,156
602	Comerica, Inc.	30,196
2,818	Fifth Third Bancorp	60,164
2,743	Huntington Bancshares, Inc.	26,168
12,542	JPMorgan Chase & Co. (q)	722,670
2,927	KeyCorp	41,944
428	M&T Bank Corp.	53,093
1,770	PNC Financial Services Group, Inc. (The)	157,619
4,570	Regions Financial Corp.	48,533
1,766	SunTrust Banks, Inc.	70,746
6,015	U.S. Bancorp	260,570
15,883	Wells Fargo & Co.	834,811
606	Zions Bancorporation	17,859

		3,428,010

	Capital Markets — 2.2%
183	Affiliated Managers Group, Inc. (a)	37,588
629	Ameriprise Financial, Inc.	75,480
3,779	Bank of New York Mellon Corp. (The)	141,637
415	BlackRock, Inc.	132,634
3,881	Charles Schwab Corp. (The)	104,515
956	E*TRADE Financial Corp. (a)	20,325
1,331	Franklin Resources, Inc.	76,985
1,378	Goldman Sachs Group, Inc. (The)	230,732
1,434	Invesco Ltd.	54,133
341	Legg Mason, Inc.	17,497
4,638	Morgan Stanley	149,947
736	Northern Trust Corp.	47,259
1,428	State Street Corp.	96,047
871	T. Rowe Price Group, Inc.	73,521

		1,258,300

	Consumer Finance — 1.0%
3,017	American Express Co.	286,223
1,894	Capital One Financial Corp.	156,444
1,545	Discover Financial Services	95,759
1,401	Navient Corp.	24,812

		563,238

	Diversified Financial Services — 1.8%
5,966	Berkshire Hathaway, Inc., Class B (a)	755,057
1,046	CME Group, Inc.	74,213
381	Intercontinental Exchange Inc.	71,971
1,050	Leucadia National Corp.	27,531
902	McGraw Hill Financial, Inc.	74,893
623	Moody’s Corp.	54,612
390	NASDAQ OMX Group, Inc. (The)	15,062

		1,073,339

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 2.8%
1,119	ACE Ltd., (Switzerland)	116,040
1,505	Aflac, Inc.	93,686
1,438	Allstate Corp. (The)	84,439
4,794	American International Group, Inc.	261,657
983	Aon plc, (United Kingdom)	88,558
237	Assurant, Inc.	15,535
810	Chubb Corp. (The)	74,658
488	Cincinnati Financial Corp.	23,444
1,645	Genworth Financial, Inc., Class A (a)	28,623
1,490	Hartford Financial Services Group, Inc. (The)	53,357
874	Lincoln National Corp.	44,959
1,012	Loews Corp.	44,538
1,821	Marsh & McLennan Cos., Inc.	94,364
3,730	MetLife, Inc.	207,239
907	Principal Financial Group, Inc.	45,785
1,805	Progressive Corp. (The)	45,775
1,531	Prudential Financial, Inc.	135,907
291	Torchmark Corp.	23,839
1,151	Travelers Cos., Inc. (The)	108,275
853	Unum Group	29,650
900	XL Group plc, (Ireland)	29,457

		1,649,785

	Real Estate Investment Trusts (REITs) — 2.2%
1,311	American Tower Corp.	117,964
484	Apartment Investment & Management Co., Class A	15,619
404	AvalonBay Communities, Inc.	57,445
507	Boston Properties, Inc.	59,917
1,106	Crown Castle International Corp.	82,132
1,113	Equity Residential	70,119
207	Essex Property Trust, Inc.	38,276
1,728	General Growth Properties, Inc.	40,712
1,518	HCP, Inc.	62,815
1,012	Health Care REIT, Inc.	63,422
2,508	Host Hotels & Resorts, Inc.	55,201
1,361	Kimco Realty Corp.	31,276
466	Macerich Co. (The)	31,105
587	Plum Creek Timber Co., Inc.	26,474
1,656	Prologis, Inc.	68,045
480	Public Storage	82,248
1,029	Simon Property Group, Inc.	171,102
975	Ventas, Inc.	62,497
578	Vornado Realty Trust	61,690
1,939	Weyerhaeuser Co.	64,161

		1,262,220

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.0% (g)
924	CBRE Group, Inc., Class A (a)	29,605

	Thrifts & Mortgage Finance — 0.1%
1,577	Hudson City Bancorp, Inc.	15,502
1,028	People’s United Financial, Inc.	15,595

		31,097

	Total Financials	9,295,594

	Health Care — 13.2%
	Biotechnology — 2.5%
655	Alexion Pharmaceuticals, Inc. (a)	102,344
2,509	Amgen, Inc.	296,990
786	Biogen Idec, Inc. (a)	247,834
2,654	Celgene Corp. (a)	227,926
5,089	Gilead Sciences, Inc. (a)	421,929
264	Regeneron Pharmaceuticals, Inc. (a)	74,572
783	Vertex Pharmaceuticals, Inc. (a)	74,134

		1,445,729

	Health Care Equipment & Supplies — 2.1%
4,977	Abbott Laboratories	203,559
1,798	Baxter International, Inc.	129,995
640	Becton, Dickinson & Co.	75,712
4,383	Boston Scientific Corp. (a)	55,971
253	C.R. Bard, Inc.	36,182
687	CareFusion Corp. (a)	30,468
1,494	Covidien plc, (Ireland)	134,729
470	DENTSPLY International, Inc.	22,254
350	Edwards Lifesciences Corp. (a)	30,044
127	Intuitive Surgical, Inc. (a)	52,299
3,310	Medtronic, Inc.	211,046
942	St. Jude Medical, Inc.	65,234
980	Stryker Corp.	82,634
344	Varian Medical Systems, Inc. (a)	28,600
556	Zimmer Holdings, Inc.	57,746

		1,216,473

	Health Care Providers & Services — 2.0%
1,184	Aetna, Inc.	95,999
748	AmerisourceBergen Corp.	54,350
1,127	Cardinal Health, Inc.	77,267
890	Cigna Corp.	81,853
589	DaVita HealthCare Partners, Inc. (a)	42,597
2,561	Express Scripts Holding Co. (a)	177,554
513	Humana, Inc.	65,520
281	Laboratory Corp. of America Holdings (a)	28,774
764	McKesson Corp.	142,264

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
272	Patterson Cos., Inc.	10,747
479	Quest Diagnostics, Inc.	28,113
324	Tenet Healthcare Corp. (a)	15,209
3,247	UnitedHealth Group, Inc.	265,442
927	WellPoint, Inc.	99,754

		1,185,443

	Health Care Technology — 0.1%
979	Cerner Corp. (a)	50,497

	Life Sciences Tools & Services — 0.5%
1,104	Agilent Technologies, Inc.	63,414
375	PerkinElmer, Inc.	17,565
1,322	Thermo Fisher Scientific, Inc.	155,996
281	Waters Corp. (a)	29,347

		266,322

	Pharmaceuticals — 6.0%
5,269	AbbVie, Inc.	297,382
578	Actavis plc (a)	128,923
986	Allergan, Inc.	166,851
5,492	Bristol-Myers Squibb Co.	266,417
3,264	Eli Lilly & Co.	202,923
795	Forest Laboratories, Inc. (a)	78,705
554	Hospira, Inc. (a)	28,459
9,375	Johnson & Johnson	980,813
9,684	Merck & Co., Inc.	560,219
1,238	Mylan, Inc. (a)	63,831
443	Perrigo Co. plc, (Ireland)	64,572
21,138	Pfizer, Inc.	627,376
1,660	Zoetis, Inc.	53,568

		3,520,039

	Total Health Care	7,684,503

	Industrials — 10.4%
	Aerospace & Defense — 2.6%
2,223	Boeing Co. (The)	282,832
1,079	General Dynamics Corp.	125,758
2,595	Honeywell International, Inc.	241,205
286	L-3 Communications Holdings, Inc.	34,535
883	Lockheed Martin Corp.	141,925
710	Northrop Grumman Corp.	84,937
480	Precision Castparts Corp.	121,152
1,037	Raytheon Co.	95,663
449	Rockwell Collins, Inc.	35,085
925	Textron, Inc.	35,418
2,795	United Technologies Corp.	322,683

		1,521,193

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.7%
492	C.H. Robinson Worldwide, Inc.	31,385
654	Expeditors International of Washington, Inc.	28,880
921	FedEx Corp.	139,421
2,336	United Parcel Service, Inc., Class B	239,814

		439,500

	Airlines — 0.3%
2,810	Delta Air Lines, Inc.	108,803
2,293	Southwest Airlines Co.	61,590

		170,393

	Building Products — 0.1%
297	Allegion plc, (Ireland)	16,834
1,182	Masco Corp.	26,240

		43,074

	Commercial Services & Supplies — 0.5%
577	ADT Corp. (The)	20,160
335	Cintas Corp.	21,286
566	Iron Mountain, Inc.	20,065
671	Pitney Bowes, Inc.	18,533
886	Republic Services, Inc.	33,642
281	Stericycle, Inc. (a)	33,276
1,529	Tyco International Ltd., (Switzerland)	69,722
1,434	Waste Management, Inc.	64,143

		280,827

	Construction & Engineering — 0.1%
527	Fluor Corp.	40,526
438	Jacobs Engineering Group, Inc. (a)	23,337
722	Quanta Services, Inc. (a)	24,967

		88,830

	Electrical Equipment — 0.6%
813	AMETEK, Inc.	42,504
1,580	Eaton Corp. plc	121,944
2,325	Emerson Electric Co.	154,287
459	Rockwell Automation, Inc.	57,449

		376,184

	Industrial Conglomerates — 2.4%
2,060	3M Co.	295,074
1,994	Danaher Corp.	156,988
33,230	General Electric Co.	873,285
331	Roper Industries, Inc.	48,329

		1,373,676

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Machinery — 1.7%
2,069	Caterpillar, Inc.	224,838
567	Cummins, Inc.	87,483
1,206	Deere & Co.	109,203
552	Dover Corp.	50,204
455	Flowserve Corp.	33,829
1,258	Illinois Tool Works, Inc.	110,151
832	Ingersoll-Rand plc	52,008
331	Joy Global, Inc.	20,383
1,175	PACCAR, Inc.	73,825
363	Pall Corp.	30,997
494	Parker Hannifin Corp.	62,111
645	Pentair plc, (United Kingdom)	46,517
193	Snap-on, Inc.	22,874
517	Stanley Black & Decker, Inc.	45,403
609	Xylem, Inc.	23,800

		993,626

	Professional Services — 0.2%
123	Dun & Bradstreet Corp. (The)	13,555
404	Equifax, Inc.	29,306
1,005	Nielsen N.V.	48,652
456	Robert Half International, Inc.	21,769

		113,282

	Road & Rail — 1.0%
3,328	CSX Corp.	102,536
366	Kansas City Southern	39,348
1,026	Norfolk Southern Corp.	105,709
176	Ryder System, Inc.	15,504
3,002	Union Pacific Corp.	299,449

		562,546

	Trading Companies & Distributors — 0.2%
905	Fastenal Co.	44,788
202	W.W. Grainger, Inc.	51,363

		96,151

	Total Industrials	6,059,282

	Information Technology — 18.7%
	Communications Equipment — 1.7%
16,975	Cisco Systems, Inc.	421,829
251	F5 Networks, Inc. (a)	27,971
353	Harris Corp.	26,740
1,570	Juniper Networks, Inc. (a)	38,528
750	Motorola Solutions, Inc.	49,927
5,593	QUALCOMM, Inc.	442,966

		1,007,961

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 0.5%
521	Amphenol Corp., Class A	50,193
4,336	Corning, Inc.	95,175
469	FLIR Systems, Inc.	16,289
613	Jabil Circuit, Inc.	12,812
1,354	TE Connectivity Ltd., (Switzerland)	83,731

		258,200

	Internet Software & Services — 3.1%
590	Akamai Technologies, Inc. (a)	36,025
3,780	eBay, Inc. (a)	189,227
5,698	Facebook, Inc., Class A (a)	383,419
939	Google, Inc., Class A (a)	549,005
939	Google, Inc., Class C (a)	540,188
409	VeriSign, Inc. (a)	19,963
3,103	Yahoo!, Inc. (a)	109,008

		1,826,835

	IT Services — 3.3%
2,098	Accenture plc, (Ireland), Class A	169,602
180	Alliance Data Systems Corp. (a)	50,625
1,598	Automatic Data Processing, Inc.	126,689
2,016	Cognizant Technology Solutions Corp., Class A (a)	98,603
480	Computer Sciences Corp.	30,336
954	Fidelity National Information Services, Inc.	52,222
826	Fiserv, Inc. (a)	49,824
3,153	International Business Machines Corp.	571,544
3,330	MasterCard, Inc., Class A	244,655
1,073	Paychex, Inc.	44,594
523	Teradata Corp. (a)	21,025
550	Total System Services, Inc.	17,276
1,666	Visa, Inc., Class A	351,043
1,786	Western Union Co. (The)	30,969
3,620	Xerox Corp.	45,033

		1,904,040

	Semiconductors & Semiconductor Equipment — 2.3%
1,038	Altera Corp.	36,081
1,041	Analog Devices, Inc.	56,287
4,034	Applied Materials, Inc.	90,967
834	Avago Technologies Ltd., (Singapore)	60,106
1,842	Broadcom Corp., Class A	68,375
236	First Solar, Inc. (a)	16,770
16,496	Intel Corp.	509,726
550	KLA-Tencor Corp.	39,952
537	Lam Research Corp.	36,291
784	Linear Technology Corp.	36,903

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Equity Index Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
664	Microchip Technology, Inc.	32,410
3,547	Micron Technology, Inc. (a)	116,874
1,849	NVIDIA Corp.	34,280
3,577	Texas Instruments, Inc.	170,945
891	Xilinx, Inc.	42,153

		1,348,120

	Software — 3.5%
1,534	Adobe Systems, Inc. (a)	111,000
755	Autodesk, Inc. (a)	42,567
1,057	CA, Inc.	30,378
543	Citrix Systems, Inc. (a)	33,965
1,042	Electronic Arts, Inc. (a)	37,376
941	Intuit, Inc.	75,779
24,910	Microsoft Corp.	1,038,747
11,377	Oracle Corp.	461,110
627	Red Hat, Inc. (a)	34,654
1,872	salesforce.com, Inc. (a)	108,726
2,292	Symantec Corp.	52,487

		2,026,789

	Technology Hardware, Storage & Peripherals — 4.3%
19,981	Apple, Inc.	1,856,833
6,784	EMC Corp.	178,691
6,201	Hewlett-Packard Co.	208,850
1,098	NetApp, Inc.	40,099
750	SanDisk Corp.	78,322
1,082	Seagate Technology plc, (Ireland)	61,479
693	Western Digital Corp.	63,964

		2,488,238

	Total Information Technology	10,860,183

	Materials — 3.5%
	Chemicals — 2.6%
703	Air Products & Chemicals, Inc.	90,420
222	Airgas, Inc.	24,178
173	CF Industries Holdings, Inc.	41,612
3,990	Dow Chemical Co. (The)	205,326
3,043	E.I. du Pont de Nemours & Co.	199,134
498	Eastman Chemical Co.	43,500
895	Ecolab, Inc.	99,649
441	FMC Corp.	31,395
269	International Flavors & Fragrances, Inc.	28,051
1,380	LyondellBasell Industries N.V., Class A	134,757
1,737	Monsanto Co.	216,673
1,072	Mosaic Co. (The)	53,010
458	PPG Industries, Inc.	96,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
971	Praxair, Inc.	128,988
281	Sherwin-Williams Co. (The)	58,142
394	Sigma-Aldrich Corp.	39,983

		1,491,067

	Construction Materials — 0.1%
433	Vulcan Materials Co.	27,604

	Containers & Packaging — 0.2%
315	Avery Dennison Corp.	16,144
462	Ball Corp.	28,958
334	Bemis Co., Inc.	13,580
556	MeadWestvaco Corp.	24,609
547	Owens-Illinois, Inc. (a)	18,948
644	Sealed Air Corp.	22,005

		124,244

	Metals & Mining — 0.5%
3,885	Alcoa, Inc.	57,848
360	Allegheny Technologies, Inc.	16,236
3,442	Freeport-McMoRan Copper & Gold, Inc.	125,633
1,652	Newmont Mining Corp.	42,027
1,055	Nucor Corp.	51,959
480	United States Steel Corp.	12,499

		306,202

	Paper & Forest Products — 0.1%
1,435	International Paper Co.	72,424

	Total Materials	2,021,541

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
17,198	AT&T, Inc.	608,121
1,898	CenturyLink, Inc.	68,708
3,321	Frontier Communications Corp.	19,395
13,723	Verizon Communications, Inc.	671,466
1,997	Windstream Holdings, Inc.	19,890

	Total Telecommunication Services	1,387,580

	Utilities — 3.1%
	Electric Utilities — 1.8%
1,617	American Electric Power Co., Inc.	90,180
2,344	Duke Energy Corp.	173,901
1,080	Edison International	62,759
594	Entergy Corp.	48,761
2,846	Exelon Corp.	103,822
1,391	FirstEnergy Corp.	48,296
1,445	NextEra Energy, Inc.	148,084
1,047	Northeast Utilities	49,492

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electric Utilities — continued
832	Pepco Holdings, Inc.	22,863
366	Pinnacle West Capital Corp.	21,169
2,093	PPL Corp.	74,364
2,952	Southern Co. (The)	133,962
1,663	Xcel Energy, Inc.	53,599

		1,031,252

	Gas Utilities — 0.0% (g)
395	AGL Resources, Inc.	21,737

	Independent Power & Renewable Electricity Producers — 0.1%
2,187	AES Corp.	34,008
1,118	NRG Energy, Inc.	41,589

		75,597

	Multi-Utilities — 1.2%
804	Ameren Corp.	32,867
1,424	CenterPoint Energy, Inc.	36,369
893	CMS Energy Corp.	27,817
971	Consolidated Edison, Inc.	56,066
1,927	Dominion Resources, Inc.	137,819
587	DTE Energy Co.	45,710
265	Integrys Energy Group, Inc.	18,849
1,043	NiSource, Inc.	41,032
1,540	PG&E Corp.	73,951
1,677	Public Service Enterprise Group, Inc.	68,405
469	SCANA Corp.	25,237
755	Sempra Energy	79,056

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
678	TECO Energy, Inc.	12,529
747	Wisconsin Energy Corp.	35,049

		690,756

	Total Utilities	1,819,342

	Total Common Stocks (Cost $32,749,042)	57,710,263

Exchange Traded Fund — 0.1%
	U.S. Equity — 0.1%
270	SPDR S&P 500 ETF Trust (Cost $52,813)	52,844

Short-Term Investments — 0.9%
	Investment Company — 0.7%
417,435	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m)	417,435

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
80,000	U.S. Treasury Bill, 0.027%, 07/10/14 (k) (n) (Cost $80,000)	80,000

	Total Short-Term Investments (Cost $497,435)	497,435

	Total Investments — 100.3% (Cost $33,299,290)	58,260,542
	Liabilities in Excess of Other Assets — (0.3)%	(150,514)

	NET ASSETS — 100.0%	$58,110,028

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT June 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	09/19/14	$390,480	$3,152

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Equity Index Portfolio

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

ETF	— Exchange Traded Fund
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depositary Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(q)	— Investment in affiliate which is a security in the Portfolio’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

Equity Index Portfolio
ASSETS:
Investments in non-affiliates, at value	$57,120,437
Investments in affiliates, at value	1,140,105

Total investment securities, at value	58,260,542
Receivables:
Dividends from non-affiliates	61,528
Dividends from affiliates	14
Variation margin on futures contracts	66

Total Assets	58,322,150

LIABILITIES:
Payables:
Due to custodian	35
Investment securities purchased	47,842
Portfolio shares redeemed	99,624
Accrued liabilities:
Investment advisory fees	2,027
Administration fees	3,968
Custodian and accounting fees	24,010
Trustees’ and Chief Compliance Officer’s fees	216
Audit Fees	25,219
Other	9,181

Total Liabilities	212,122

Net Assets	$58,110,028

NET ASSETS:
Paid-in-Capital	$37,403,336
Accumulated undistributed net investment income	480,945
Accumulated net realized gains (losses)	(4,738,657)
Net unrealized appreciation (depreciation)	24,964,404

Total Net Assets	$58,110,028

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):	3,904,116

Net asset value, offering and redemption price per share (a):	$14.88

Cost of investments in non-affiliates	$32,404,623
Cost of investments in affiliates	894,667

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Equity Index Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$574,782
Dividend income from affiliates	10,180
Interest income from non-affiliates	12

Total investment income	584,974

EXPENSES:
Investment advisory fees	71,504
Administration fees	23,740
Custodian and accounting fees	18,829
Professional fees	20,632
Trustees’ and Chief Compliance Officer’s fees	322
Printing and mailing costs	9,538
Transfer agent fees	1,430
Other	7,983

Total expenses	153,978

Less amounts waived	(40,130)

Net expenses	113,848

Net investment income (loss)	471,126

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,790,426
Investment in affiliates	23,895
Futures	140,091

Net realized gains (losses)	2,954,412

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	467,295
Investments in affiliates	(37,079)
Futures	(32,878)

Change in net unrealized appreciation/depreciation	397,338

Net realized/unrealized gains (losses)	3,351,750

Change in net assets resulting from operations	$3,822,876

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Equity Index Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$471,126	$1,027,019
Net realized gain (loss)	2,954,412	5,527,851
Change in net unrealized appreciation/depreciation	397,338	10,020,361

Change in net assets resulting from operations	3,822,876	16,575,231

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,004,612)	(1,177,217)
From net realized gains	(4,490,160)	(2,249,549)

Total distributions to shareholders	(5,494,772)	(3,426,766)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(883,139)	(10,788,095)

NET ASSETS:
Change in net assets	(2,555,035)	2,360,370
Beginning of period	60,665,063	58,304,693

End of period	$58,110,028	$60,665,063

Accumulated undistributed net investment income	$480,945	$1,014,431

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$170,444	$852,993
Distributions reinvested	5,494,772	3,426,766
Cost of shares redeemed	(6,548,355)	(15,067,854)

Change in net assets resulting from capital transactions	$(883,139)	$(10,788,095)

SHARE TRANSACTIONS:
Issued	11,217	63,584
Reinvested	387,501	264,207
Redeemed	(430,212)	(1,095,905)

Change in Shares	(31,494)	(768,114)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Portfolio
Six Months Ended June 30, 2014 (Unaudited)	$15.41	$0.12	(d)	$0.87		$0.99	$(0.28)	$(1.24)	$(1.52)
Year Ended December 31, 2013	12.40	0.24	(d)	3.56		3.80	(0.27)	(0.52)	(0.79)
Year Ended December 31, 2012	10.93	0.23	(d)	1.46		1.69	(0.22)	—	(0.22)
Year Ended December 31, 2011	10.93	0.19	(d)	—	(g)	0.19	(0.19)	—	(0.19)
Year Ended December 31, 2010	9.75	0.16	(d)	1.23		1.39	(0.21)	—	(0.21)
Year Ended December 31, 2009	7.93	0.20		1.83		2.03	(0.21)	—	(0.21)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.88	6.93%	$58,110,028	0.40%	1.65%	0.54%	2%
15.41	31.81	60,665,063	0.40	1.72	0.55	4
12.40	15.58	58,304,693	0.40	1.90	0.53	3
10.93	1.71	67,188,220	0.40	1.69	0.50	4
10.93	14.41	78,874,043	0.40	1.67	0.60	11
9.75	26.44	82,015,865	0.40	2.25	0.62	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Equity Index Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Equity securities, including investments in Exchange Traded Funds (“ETFs”), listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$58,180,542	$80,000	$—	$58,260,542

Appreciation in Other Financial Instruments
Futures Contracts	$3,152	$—	$—	$3,152

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2014.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to its index, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2014:

Futures Contracts:
Average Notional Balance Long	$749,004
Ending Notional Balance Long	390,480

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

C. Investment Transactions with Affiliates — An issuer which is under common control with the Portfolio may be considered an affiliate. For the purposes of the financial statements, the Portfolio assumes the following to be affiliated issuers:

	For the six months ended June 30, 2014
Affiliate	Value at December 31, 2013	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2014	Value at June 30, 2014
JPMorgan Chase & Co. (Common stock)*	$797,901	$11,665	$73,713	$23,895	$10,106	$12,542	$722,670
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	825,767	4,874,836	5,283,168	—	74	417,435	417,435

	$1,623,668			$23,895	$10,180		$1,140,105

*	Investment in affiliate which is a security in the Portfolio’s index.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

F. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.25%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.40% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2014. The contractual expense limitation percentage above is in place until at least April 30, 2015.

For the six months ended June 30, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$19,799	$19,772	$39,571

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and the Administrator waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) was $559.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,083,635	$6,421,829

During the six months ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$33,299,290	$25,253,041	$291,789	$24,961,252

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs: including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Portfolio
Actual	$1,000.00	$1,069.30	$2.05	0.40%
Hypothetical	1,000.00	1,022.81	2.04	0.40

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	23

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Marilyn McCoy
In Favor	55,921
Withheld	2,257

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-JPMITEIP-614

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust International Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	2.50%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	4.78%

Net Assets as of 6/30/2014	$33,171,748

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust International Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

HOW DID THE MARKET PERFORM?

At the start of the reporting period, developing markets were performing well, while emerging markets were recovering from a sell off in the wake of the U.S. Federal Reserve’s (the “Fed”) move to scale back its monthly asset purchases under its Quantitative Easing program. Europe’s economic recovery continued to strengthen and by the start of 2014, Ireland had become the first nation to exit the European Union’s (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity also bolstered equity markets in Europe.

The political/military crisis in Ukraine appeared to have only a minor impact on the EU economy. However, the European Central Bank (ECB) began to confront the threat of price deflation in the EU. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0%, effectively charging European banks for parking excess cash with the ECB.

In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI EAFE Index (the “Benchmark”) returned 4.78% for the six months ended June 30, 2014.

Emerging market investors faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies.

Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended the reporting period with the strongest quarterly performance since 2012. The MSCI

Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2014. The Portfolio’s security selection in the financials sector and its underweight position in the utilities sector detracted from performance relative to the Benchmark. The Portfolio’s security selection in the consumer staples sector and the industrials sector made a positive contribution to relative performance.

Individual detractors from relative performance included the Portfolio’s overweight positions in Barclays PLC, Honda Motor Co. and Kubota Corp. Shares of Barclays, a U.K. financial services company, declined on ongoing scrutiny by regulators. Shares of Honda, a Japanese automaker, fell on the back of disappointing earnings guidance. Shares of Kubota, a Japanese maker of farm equipment and construction machinery, were weighed down by weakness in the overall Japanese market and by political unrest in Thailand, which is a major market for the company.

Individual contributors to relative performance included the Portfolio’s overweight positions in Cheung Kong Holdings Ltd., HDFC Bank Ltd. and Royal Dutch Shell plc. Shares of Cheung Kong, a Hong Kong property and investment company, gained from a relaxation of housing curbs by Hong Kong authorities and expectations that U.S. interest rates will remain low for the foreseeable future. Shares of HDFC Bank, an Indian financial services company not held by the Benchmark, gained as the election victory of Prime Minister Narendra Modi sparked hope for an economic revival in India. Shares of Royal Dutch Shell, the Anglo-Dutch integrated energy company, rose as the company reported better-than-expected earnings and pledged better capital discipline and higher dividends.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers focused on stock selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced stocks of well-managed companies with the

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

potential to grow their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	3.1%
2.	HSBC Holdings plc (United Kingdom)	2.6
3.	BG Group plc (United Kingdom)	2.3
4.	Novartis AG (Switzerland)	2.3
5.	Nestle S.A. (Switzerland)	2.2
6.	Toyota Motor Corp. (Japan)	2.1
7.	BHP Billiton Ltd. (Australia)	2.1
8.	Roche Holding AG (Switzerland)	2.0
9.	Standard Chartered plc (United Kingdom)	1.8
10.	SAP AG (Germany)	1.7

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	21.7%
Japan	19.0
Switzerland	14.7
France	12.1
Germany	8.5
Netherlands	6.3
Hong Kong	4.2
Australia	2.9
China	2.8
South Korea	1.8
Belgium	1.5
Others (each less than 1.0%)	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles gener- ally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust International Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	2.50%	18.29%	11.29%	6.16%
CLASS 2 SHARES	April 24, 2009	2.41	18.02	11.00	6.02

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan International Equity Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust International Equity Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust International Equity Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009 is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust International Equity Portfolio, the MSCI EAFE Index and the Lipper Variable Underlying Funds International Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Variable Underlying Funds International Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Australia — 2.9%
20,160	BHP Billiton Ltd. (m)	687,550
4,697	Rio Tinto Ltd. (m)	263,502

		951,052

	Belgium — 1.5%
4,180	Anheuser-Busch InBev N.V. (m)	480,283

	China — 2.8%
362,000	China Construction Bank Corp., Class H (a) (m)	273,763
127,000	CNOOC Ltd. (m)	228,304
398,500	Industrial & Commercial Bank of China Ltd., Class H (m)	251,985
23,000	Ping An Insurance Group Co. of China Ltd., Class H (m)	178,067

		932,119

	Denmark — 0.9%
6,300	Novo Nordisk A/S, Class B (m)	290,764

	France — 12.0%
7,343	Accor S.A. (m)	381,656
15,689	AXA S.A. (m)	374,862
3,609	BNP Paribas S.A. (m)	245,263
2,456	Essilor International S.A. (m)	260,277
2,745	Imerys S.A. (m)	231,498
1,469	Kering (m)	322,256
3,360	Lafarge S.A. (m)	292,183
2,057	LVMH Moet Hennessy Louis Vuitton S.A. (m)	396,937
2,187	Pernod-Ricard S.A. (m)	262,704
4,997	Sanofi (m)	531,129
3,326	Schneider Electric S.A. (m)	313,620
3,500	Technip S.A. (m)	382,415

		3,994,800

	Germany — 6.0%
2,320	Allianz SE (m)	387,240
3,790	Bayer AG (m)	534,667
3,760	Fresenius Medical Care AG & Co. KGaA (m)	252,978
1,202	Linde AG (m)	255,420
7,378	SAP AG (m)	568,510

		1,998,815

	Hong Kong — 4.2%
32,000	Cheung Kong Holdings Ltd. (m)	567,733
80,000	China Overseas Land & Investment Ltd. (m)	194,044
89,000	Hang Lung Properties Ltd. (m)	274,461
46,000	Sands China Ltd. (m)	347,194

		1,383,432

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.7%
5,200	HDFC Bank Ltd., ADR (m)	243,464

	Indonesia — 0.5%
240,800	Astra International Tbk PT (m)	147,843

	Israel — 0.9%
5,430	Teva Pharmaceutical Industries Ltd., ADR (m)	284,641

	Japan — 18.9%
27,000	Astellas Pharma, Inc. (m)	355,065
4,400	Daikin Industries Ltd. (m)	277,696
4,400	East Japan Railway Co. (m)	346,685
1,700	FANUC Corp. (m)	293,569
14,000	Honda Motor Co., Ltd. (m)	488,527
13,000	Japan Tobacco, Inc. (m)	474,008
15,500	Komatsu Ltd. (m)	359,806
25,000	Kubota Corp. (m)	354,757
4,500	Makita Corp. (m)	278,118
13,000	Mitsubishi Corp. (m)	270,588
4,100	Nidec Corp. (m)	252,151
4,800	Nitto Denko Corp. (m)	224,839
6,200	Shin-Etsu Chemical Co., Ltd. (m)	377,011
1,300	SMC Corp. (m)	348,350
22,900	Sumitomo Corp. (m)	308,993
10,800	Sumitomo Mitsui Financial Group, Inc. (m)	453,135
11,600	Toyota Motor Corp. (m)	694,522
26,200	Yahoo! Japan Corp. (m)	120,991

		6,278,811

	Netherlands — 6.3%
5,240	Akzo Nobel N.V. (m)	392,891
3,427	ASML Holding N.V. (m)	319,607
26,133	ING Groep N.V., CVA (a) (m)	366,711
24,577	Royal Dutch Shell plc, Class A (m)	1,014,786

		2,093,995

	South Korea — 1.8%
720	Hyundai Mobis (m)	202,207
301	Samsung Electronics Co., Ltd. (m)	393,091

		595,298

	Sweden — 0.7%
8,550	Atlas Copco AB, Class A (m)	246,848

	Switzerland — 14.7%
13,560	ABB Ltd. (a) (m)	312,020
2,860	Cie Financiere Richemont S.A. (m)	299,697
13,210	Credit Suisse Group AG (a) (m)	375,686
72,156	Glencore plc (a) (m)	402,105
3,176	Holcim Ltd. (a) (m)	278,972

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Switzerland — continued
9,382	Nestle S.A. (m)	726,983
8,219	Novartis AG (m)	744,299
2,205	Roche Holding AG (m)	656,995
58	SGS S.A. (m)	138,790
26,029	UBS AG (a) (m)	477,229
1,500	Zurich Insurance Group AG (a) (m)	451,779

		4,864,555

	Taiwan — 0.8%
12,757	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	272,872

	United Kingdom — 21.5%
6,281	Aggreko plc (m)	177,332
136,108	Barclays plc (m)	495,811
35,731	BG Group plc (m)	753,973
7,720	British American Tobacco plc (m)	459,358
13,090	Burberry Group plc (m)	332,238
39,679	Centrica plc (m)	212,030
84,566	HSBC Holdings plc (m)	860,012
6,740	Imperial Tobacco Group plc (m)	303,220
50,770	Marks & Spencer Group plc (m)	369,316
25,050	Meggitt plc (m)	216,884
24,087	Prudential plc (m)	551,868
5,828	Rio Tinto plc (m)	314,679

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
29,784	Standard Chartered plc (m)	608,788
10,990	Tullow Oil plc (m)	160,330
8,799	Unilever plc (m)	398,854
134,614	Vodafone Group plc (m)	449,918
22,093	WPP plc (m)	481,448

		7,146,059

	Total Common Stocks (Cost $20,021,917)	32,205,651

Preferred Stocks — 2.4%
	Germany — 2.4%
2,330	Henkel AG & Co. KGaA (m)	269,190
2,002	Volkswagen AG (m)	524,357

	Total Preferred Stocks (Cost $337,043)	793,547

	Total Investments — 99.5% (Cost $20,358,960)	32,999,198
	Other Assets in Excess of Liabilities — 0.5%	172,550

	NET ASSETS — 100.0%	$33,171,748

Percentages indicated are based on net assets.

Summary of Investments by Industry, June 30, 2014

The following table represents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.4%
Pharmaceuticals	10.3
Oil, Gas & Consumable Fuels	6.5
Insurance	5.9
Machinery	5.7
Automobiles	5.6
Metals & Mining	5.1
Textiles, Apparel & Luxury Goods	4.1
Chemicals	3.8
Tobacco	3.7
Food Products	3.4
Real Estate Management & Development	3.1
Semiconductors & Semiconductor Equipment	3.0
Electrical Equipment	2.7

INDUSTRY	PERCENTAGE
Capital Markets	2.6%
Construction Materials	2.4
Beverages	2.3
Hotels, Restaurants & Leisure	2.2
Trading Companies & Distributors	1.8
Software	1.7
Media	1.5
Wireless Telecommunication Services	1.4
Energy Equipment & Services	1.2
Multiline Retail	1.1
Diversified Financial Services	1.1
Road & Rail	1.0
Others (each less than 1.0%)	6.4

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

ADR	— American Depositary Receipt
CVA	— Dutch Certification

(a)	— Non-income producing security.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the notes to financial statements are $32,198,221 which amounts to 97.6% of total investments.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$32,999,198
Cash	130,338
Foreign currency, at value	31,724
Receivables:
Portfolio shares sold	17,864
Dividends from non-affiliates	72,745
Tax reclaims	66,238

Total Assets	33,318,107

LIABILITIES:
Payables:
Portfolio shares redeemed	51,155
Accrued liabilities:
Investment advisory fees	11,322
Administration fees	2,279
Distribution fees	27
Custodian and accounting fees	35,295
Trustees’ and Chief Compliance Officer’s fees	38
Audit Fees	31,633
Printing and Mailing costs	9,818
Other	4,792

Total Liabilities	146,359

Net Assets	$33,171,748

NET ASSETS:
Paid-in-Capital	$20,829,639
Accumulated undistributed net investment income	827,444
Accumulated net realized gains (losses)	(1,128,091)
Net unrealized appreciation (depreciation)	12,642,756

Total Net Assets	$33,171,748

Net Assets:
Class 1	$33,035,891
Class 2	135,857

Total	$33,171,748

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	2,752,499
Class 2	11,207

Net Asset Value, offering and redemption price per share (a):
Class 1	$12.00
Class 2	12.12

Cost of investments in non-affiliates	$20,358,960
Cost of foreign currency	31,675

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

International Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$995,838

EXPENSES:
Investment advisory fees	97,822
Administration fees	13,532
Distribution fees — Class 2	128
Custodian and accounting fees	30,769
Professional fees	27,528
Trustees’ and Chief Compliance Officer’s fees	183
Printing and mailing costs	6,603
Transfer agent fees	2,629
Other	5,263

Total expenses	184,457

Less amounts waived	(16,428)

Net expenses	168,029

Net investment income (loss)	827,809

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	671,299
Foreign currency transactions	(3,409)

Net realized gains (losses)	667,890

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(683,670)
Foreign currency translations	332

Change in net unrealized appreciation/depreciation	(683,338)

Net realized/unrealized gains (losses)	(15,448)

Change in net assets resulting from operations	812,361

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	International Equity Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$827,809	$572,692
Net realized gain (loss)	667,890	1,359,597
Change in net unrealized appreciation/depreciation	(683,338)	2,843,283

Change in net assets resulting from operations	812,361	4,775,572

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(562,117)	(640,625)
Class 2
From net investment income	(1,745)	(1,082)

Total distributions to shareholders	(563,862)	(641,707)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(788,425)	(3,487,175)

NET ASSETS:
Change in net assets	(539,926)	646,690
Beginning of period	33,711,674	33,064,984

End of period	$33,171,748	$33,711,674

Accumulated undistributed (distributed in excess of) net investment income	$827,444	$563,497

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,445,188	$2,618,789
Distributions reinvested	562,117	640,625
Cost of shares redeemed	(2,847,601)	(6,758,510)

Change in net assets resulting from Class 1 capital transactions	$(840,296)	$(3,499,096)

Class 2
Proceeds from shares issued	$52,379	$10,843
Distributions reinvested	1,745	1,082
Cost of shares redeemed	(2,253)	(4)

Change in net assets resulting from Class 2 capital transactions	$51,871	$11,921

Total change in net assets resulting from capital transactions	$(788,425)	$(3,487,175)

SHARE TRANSACTIONS:
Class 1
Issued	123,154	239,953
Reinvested	47,516	60,608
Redeemed	(242,233)	(617,473)

Change in Class 1 Shares	(71,563)	(316,912)

Class 2
Issued	4,386	920
Reinvested	146	102
Redeemed	(189)	— (a)

Change in Class 2 Shares	4,343	1,022

(a)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

International Equity Portfolio
Class 1 (f)
Six Months Ended June 30, 2014 (Unaudited)	$11.91	$0.30	(g)	$(0.01)	$0.29	$(0.20)	$—	$(0.20)
Year Ended December 31, 2013	10.51	0.19	(g)	1.42	1.61	(0.21)	—	(0.21)
Year Ended December 31, 2012	8.88	0.19	(g)	1.65	1.84	(0.21)	—	(0.21)
Year Ended December 31, 2011	10.17	0.19	(g)	(1.30)	(1.11)	(0.18)	—	(0.18)
Year Ended December 31, 2010	9.54	0.15	(g)	0.50	0.65	(0.02)	—	(0.02)
Year Ended December 31, 2009	7.93	0.16	(g)	2.31	2.47	(0.50)	(0.36)	(0.86)

Class 2
Six Months Ended June 30, 2014 (Unaudited)	12.02	0.29	(g)	— (i)	0.29	(0.19)	—	(0.19)
Year Ended December 31, 2013	10.61	0.16	(g)	1.44	1.60	(0.19)	—	(0.19)
Year Ended December 31, 2012	8.96	0.16	(g)	1.67	1.83	(0.18)	—	(0.18)
Year Ended December 31, 2011	10.26	0.17	(g)	(1.31)	(1.14)	(0.16)	—	(0.16)
Year Ended December 31, 2010	9.65	0.13	(g)	0.50	0.63	(0.02)	—	(0.02)
April 24, 2009 (j) through December 31, 2009	6.88	0.45	(g)	2.33	2.78	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	International Equity Portfolio acquired all of the assets and liabilities of JPMorgan International Equity Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by International Equity Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to reorganization with International Equity Portfolio.
(g)	Calculated based upon average shares outstanding.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(i)	Amount rounds to less than $0.01.
(j)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the International Equity Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$12.00	2.50%	$33,035,891	1.03%	5.08%		1.13%	6%
11.91	15.56	33,629,156	1.03	1.74		1.13	12
10.51	20.95	33,003,010	1.03	1.97		1.20	8
8.88	(11.19)	31,686,069	1.03	1.94		1.11	16
10.17	6.84	39,089,569	1.02	1.66		1.13	15
9.54	34.91	43,938,093	1.01	2.00	(h)	1.38	13

12.12	2.41	135,857	1.28	4.98		1.39	6
12.02	15.25	82,518	1.28	1.44		1.38	12
10.61	20.67	61,974	1.27	1.70		1.45	8
8.96	(11.38)	51,373	1.28	1.69		1.36	16
10.26	6.56	57,983	1.27	1.39		1.38	15
9.65	40.42	54,418	1.26	8.82	(h)	1.44	13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
International Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of equity securities of foreign companies. Total return consists of capital growth and current income.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis, except for North American, Central American, South American and Caribbean equity securities held in its portfolio, by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset values.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$800,977	$32,198,221	$—	$32,999,198

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 1 consists of certain ADRs. Please refer to the SOI for country specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2014.

B. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the year, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net realized and unrealized appreciation/depreciation on investment transactions in the Statement of Operations. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

F. Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.60%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Portfolio earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the six months ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

For the six months ended June 30, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

Contractual Waivers
Investment Advisory	Administration	Total
$5,743	$10,659	$16,402

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was $26.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,959,592	$2,492,839

During the six months ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$20,358,960	$13,118,003	$477,765	$12,640,238

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$1,559,949	*	$1,559,949	*

*	This amount includes $1,559,949 of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the Portfolio’s securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2014, substantially all of the Portfolio’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of June 30, 2014, the Portfolio had the following country allocations representing greater than 10% of total investments.

United Kingdom	Japan	Switzerland	France
21.7%	19.0%	14.7%	12.1%

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Portfolio
Class 1
Actual	$1,000.00	$1,025.00	$5.17	1.03%
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class 2
Actual	1,000.00	1,024.10	6.42	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Marilyn McCoy
In Favor	55,921
Withheld	2,257

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 30, 2014.	SAN-JPMITIEP-614

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust Intrepid Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	6.72%
Russell 1000 Growth Index	6.31%

Net Assets as of 6/30/2014	$40,704,638

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Growth Portfolio (the “Portfolio”) seeks to provide long-term capital growth.

HOW DID THE MARKET PERFORM?

In the wake of the U.S. Federal Reserve’s (the “Fed”) decision to taper monthly asset purchases under its Quantitative Easing program, U.S. equity prices rose and the Standard & Poor’s (“500 Index reached a record high closing in mid January. From there, equities retreated and the S&P 500 Index notched an 8.50% decline before starting to rebound. Despite severe winter weather that slowed consumer spending and construction, by late February the S&P 500 Index had climbed back into positive territory for the year to date.

Though the U.S. economy contracted by 2.90% during the first three months of 2014 — the sharpest drop in five years — equity markets continued to strengthen through the reporting period. By the end of June, the S&P 500 Index had hit 22 record high closings for the year to date. At the same time, equity market volatility retreated and the index did not move by more than one percent for 51 consecutive days. The Chicago Board Options Exchange Volatility Index reached its lowest level since February 2007. At June 30, the S&P 500 Index produced a year-to-date return of 7.14% and posted its sixth consecutive quarterly gain, the longest streak of quarterly gains since 1998.

Throughout the reporting period, the Fed proceeded to reduce its monthly asset purchases as the employment picture continued to improve. By the end of June, the central banks monthly purchases had been pared to $45 billion from $85 billion. While a successful Sunni-led insurgency in Iraq threatened to disrupt energy markets, global oil prices rose only slightly.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended June 30, 2014. Security selection in the consumer staples and consumer discretionary sectors was the main contributor to the Portfolio’s performance relative to the Benchmark, while security selection in the energy and health care sectors was the main detractor from relative performance.

Leading individual contributors to relative performance included Delta Air Lines Inc., Pilgrims Pride Corp. and Amazon.com Corp. Shares of Delta Air Lines rose amid improving fundamentals for the airline industry overall. Shares of Pilgrims Pride, a poultry processing company, gained on strong earnings results. Shares of Amazon, an Internet retailer, fell on weak earnings and the Portfolio benefitted by not holding the stock.

Leading individual detractors from relative performance included Yahoo Inc., Best Buy Inc. and Phillips 66. Shares of Yahoo, an Internet search company not held in the Benchmark, weakened after Chinese Internet giant Alibaba — in which Yahoo holds a 24% stake — reported slowing revenue growth. Shares of Best Buy, a retailer of technology products, slumped on reports that it plans to sell its China business to better focus on the U.S. market. Shares of Phillips 66, an oil refining and chemicals company, sank after the U.S. relaxed its 40-year ban on petroleum exports, which is expected to pressure refineries’ margins.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team (the “Team”) employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to attempt to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the reporting period, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.2%
2.	Apple, Inc.	3.5
3.	Oracle Corp.	3.3
4.	Gilead Sciences, Inc.	2.7
5.	Priceline Group, Inc. (The)	2.3
6.	Viacom, Inc., Class B	2.3
7.	Boeing Co. (The)	2.3
8.	McKesson Corp.	2.3
9.	Home Depot, Inc. (The)	2.2
10.	Amgen, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.8%
Consumer Discretionary	18.8
Health Care	12.9
Industrials	12.1
Consumer Staples	11.4
Energy	5.6
Materials	4.0
Financials	3.8
Telecommunication Services	2.1
Utilities	0.4
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	August 1, 1994	6.72%	27.14%	19.87%	7.61%
CLASS 2 SHARES	August 16, 2006	6.63	26.85	19.58	7.40

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Growth Portfolio, the Russell 1000 Growth Index and the Lipper Variable Underlying Funds Large-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.7%
	Consumer Discretionary — 19.0%
	Auto Components — 0.6%
3,325	Delphi Automotive plc, (United Kingdom)	228,560

	Diversified Consumer Services — 1.4%
3,275	Apollo Education Group, Inc. (a)	102,344
435	Graham Holdings Co., Class B	312,378
4,900	H&R Block, Inc.	164,248

		578,970

	Hotels, Restaurants & Leisure — 2.2%
4,575	Bally Technologies, Inc. (a)	300,669
2,875	Burger King Worldwide, Inc.	78,258
240	Chipotle Mexican Grill, Inc. (a)	142,202
2,800	MGM Resorts International (a)	73,920
1,405	Wynn Resorts Ltd.	291,622

		886,671

	Household Durables — 1.2%
450	Harman International Industries, Inc.	48,344
2,975	Jarden Corp. (a)	176,566
6,500	PulteGroup, Inc.	131,040
850	Whirlpool Corp.	118,337

		474,287

	Internet & Catalog Retail — 2.6%
800	Priceline Group, Inc. (The) (a)	962,400
825	TripAdvisor, Inc. (a)	89,645

		1,052,045

	Media — 5.1%
5,650	DIRECTV (a)	480,306
4,525	DISH Network Corp., Class A (a)	294,487
9,300	Starz, Series A (a)	277,047
650	Time Warner Cable, Inc.	95,745
10,975	Viacom, Inc., Class B	951,862

		2,099,447

	Multiline Retail — 1.7%
2,500	Dillard’s, Inc., Class A	291,525
1,350	Kohl’s Corp.	71,118
5,750	Macy’s, Inc.	333,615

		696,258

	Specialty Retail — 2.9%
3,925	Best Buy Co., Inc.	121,714
11,225	Home Depot, Inc. (The)	908,776
2,950	Lowe’s Cos., Inc.	141,571

		1,172,061

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 1.3%
2,050	Deckers Outdoor Corp. (a)	176,976
3,750	Hanesbrands, Inc.	369,150

		546,126

	Total Consumer Discretionary	7,734,425

	Consumer Staples — 11.5%
	Beverages — 2.3%
5,375	Coca-Cola Co. (The)	227,685
2,700	Molson Coors Brewing Co., Class B	200,232
5,575	PepsiCo, Inc.	498,071

		925,988

	Food & Staples Retailing — 2.2%
11,450	Kroger Co. (The)	565,973
4,450	Walgreen Co.	329,879

		895,852

	Food Products — 3.6%
17,700	Archer-Daniels-Midland Co.	780,747
2,425	Bunge Ltd.	183,427
12,325	Pilgrim’s Pride Corp. (a)	337,212
4,650	Tyson Foods, Inc., Class A	174,561

		1,475,947

	Household Products — 0.5%
1,700	Energizer Holdings, Inc.	207,451

	Personal Products — 1.1%
5,025	Herbalife Ltd.	324,313
1,700	Nu Skin Enterprises, Inc., Class A	125,732

		450,045

	Tobacco — 1.8%
17,275	Altria Group, Inc.	724,513

	Total Consumer Staples	4,679,796

	Energy — 5.6%
	Energy Equipment & Services — 2.6%
8,150	Baker Hughes, Inc.	606,768
10,000	Patterson-UTI Energy, Inc.	349,400
800	Schlumberger Ltd.	94,360

		1,050,528

	Oil, Gas & Consumable Fuels — 3.0%
2,575	ConocoPhillips	220,755
18,825	Kosmos Energy Ltd., (Bermuda) (a)	211,405
1,275	Marathon Petroleum Corp.	99,539
7,050	Phillips 66	567,031

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
2,475	Tesoro Corp.	145,208

		1,243,938

	Total Energy	2,294,466

	Financials — 3.8%
	Consumer Finance — 1.7%
10,875	Discover Financial Services	674,033

	Insurance — 0.2%
600	Assurant, Inc.	39,330
1,400	Validus Holdings Ltd., (Bermuda)	53,536

		92,866

	Real Estate Investment Trusts (REITs) — 1.9%
6,800	American Tower Corp.	611,864
3,450	Extra Space Storage, Inc.	183,712

		795,576

	Total Financials	1,562,475

	Health Care — 13.0%
	Biotechnology — 6.8%
550	Alexion Pharmaceuticals, Inc. (a) (m)	85,937
7,575	Amgen, Inc.	896,653
13,525	Gilead Sciences, Inc. (a)	1,121,358
3,275	United Therapeutics Corp. (a)	289,805
3,775	Vertex Pharmaceuticals, Inc. (a)	357,417

		2,751,170

	Health Care Equipment & Supplies — 0.8%
725	Align Technology, Inc. (a) (m)	40,629
4,425	Medtronic, Inc.	282,138

		322,767

	Health Care Providers & Services — 3.9%
2,275	Cardinal Health, Inc.	155,974
2,887	Health Net, Inc. (a)	119,926
4,975	McKesson Corp.	926,395
3,750	WellPoint, Inc.	403,537

		1,605,832

	Pharmaceuticals — 1.5%
17,650	Pfizer, Inc.	523,852
690	Salix Pharmaceuticals Ltd. (a)	85,111

		608,963

	Total Health Care	5,288,732

	Industrials — 12.2%
	Aerospace & Defense — 5.4%
7,450	Boeing Co. (The)	947,864
500	Huntington Ingalls Industries, Inc.	47,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
6,800	Northrop Grumman Corp.	813,484
4,200	Raytheon Co.	387,450

		2,196,093

	Air Freight & Logistics — 0.5%
1,850	United Parcel Service, Inc., Class B	189,921

	Airlines — 2.9%
1,975	Alaska Air Group, Inc. (m)	187,724
16,350	Delta Air Lines, Inc.	633,072
12,800	Southwest Airlines Co.	343,808

		1,164,604

	Commercial Services & Supplies — 1.1%
11,600	Pitney Bowes, Inc.	320,392
8,550	R.R. Donnelley & Sons Co.	145,008

		465,400

	Construction & Engineering — 0.1%
1,725	AECOM Technology Corp. (a) (m)	55,545

	Industrial Conglomerates — 0.5%
2,325	Danaher Corp.	183,047

	Machinery — 1.7%
2,225	IDEX Corp.	179,646
3,875	Ingersoll-Rand plc	242,226
2,175	Parker Hannifin Corp.	273,463

		695,335

	Total Industrials	4,949,945

	Information Technology — 28.0%
	Communications Equipment — 1.0%
34,300	Brocade Communications Systems, Inc.	315,560
900	QUALCOMM, Inc.	71,280

		386,840

	Internet Software & Services — 4.8%
610	Google, Inc., Class A (a)	356,649
685	Google, Inc., Class C (a)	394,067
3,050	IAC/InterActiveCorp	211,151
5,625	VeriSign, Inc. (a)	274,556
20,450	Yahoo!,Inc. (a)	718,409

		1,954,832

	IT Services — 3.3%
700	Alliance Data Systems Corp. (a) (m)	196,875
3,650	Amdocs Ltd.	169,104
1,225	Computer Sciences Corp.	77,420
825	Syntel, Inc. (a)	70,917

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	IT Services — continued
3,950	Visa, Inc., Class A	832,305

		1,346,621

	Semiconductors & Semiconductor Equipment — 2.3%
800	Broadcom Corp., Class A	29,696
1,225	KLA-Tencor Corp.	88,984
4,675	Lam Research Corp.	315,936
10,475	NVIDIA Corp.	194,207
6,775	Skyworks Solutions, Inc.	318,154

		946,977

	Software — 10.0%
21,475	Activision Blizzard, Inc. (m)	478,892
40,850	Microsoft Corp.	1,703,445
33,415	Oracle Corp.	1,354,310
7,100	Rovi Corp. (a)	170,116
3,625	VMware, Inc., Class A (a)	350,936

		4,057,699

	Technology Hardware, Storage & Peripherals — 6.6%
15,460	Apple, Inc.	1,436,698
17,500	Hewlett-Packard Co.	589,400
3,200	SanDisk Corp.	334,176
3,750	Western Digital Corp.	346,125

		2,706,399

	Total Information Technology	11,399,368

	Materials — 4.1%
	Chemicals — 2.9%
7,050	LyondellBasell Industries N.V., Class A	688,432
2,364	PPG Industries, Inc.	496,795

		1,185,227

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 0.8%
9,550	Sealed Air Corp.	326,324

	Metals & Mining — 0.4%
3,450	Worthington Industries, Inc.	148,488

	Total Materials	1,660,039

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
13,225	AT&T, Inc. (m)	467,636
3,952	CenturyLink, Inc.	143,062
5,650	Level 3 Communications, Inc. (a)	248,092

	Total Telecommunication Services	858,790

	Utilities — 0.4%
	Independent Power & Renewable Electricity Producers — 0.4%
4,650	Dynegy, Inc. (a)	161,820

	Total Common Stocks (Cost $31,303,099)	40,589,856

Short-Term Investment — 1.1%
	Investment Company — 1.1%
435,795	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $435,795)	435,795

	Total Investments — 100.8% (Cost $31,738,894)	41,025,651
	Liabilities in Excess of Other Assets — (0.8)%	(321,013)

	NET ASSETS — 100.0%	$40,704,638

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	09/19/14	$97,620	$131

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2014.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

Intrepid Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$40,589,856
Investments in affiliates, at value	435,795

Total investment securities, at value	41,025,651
Deposits at broker for futures contracts	90,000
Receivables:
Investment securities sold	1,598,950
Portfolio shares sold	51
Dividends from non-affiliates	32,987
Dividends from affiliates	11
Variation margin on futures contracts	412

Total Assets	42,748,062

LIABILITIES:
Payables:
Investment securities purchased	1,946,193
Portfolio shares redeemed	27,748
Accrued liabilities:
Investment advisory fees	15,800
Administration fees	2,767
Distribution fees	83
Custodian and accounting fees	16,014
Trustees’ and Chief Compliance Officer’s fees	122
Other	34,697

Total Liabilities	2,043,424

Net Assets	$40,704,638

NET ASSETS:
Paid-in-Capital	$41,295,397
Accumulated undistributed net investment income	147,285
Accumulated net realized gains (losses)	(10,024,932)
Net unrealized appreciation (depreciation)	9,286,888

Total Net Assets	$40,704,638

Net Assets:
Class 1	$40,282,082
Class 2	422,556

Total	$40,704,638

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	1,625,349
Class 2	17,116

Net asset value, offering and redemption price per share: (a)
Class 1	$24.78
Class 2	24.69

Cost of investments in non-affiliates	$31,303,099
Cost of investments in affiliates	435,795

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Intrepid Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$322,890
Dividend income from affiliates	81

Total investment income	322,971

EXPENSES:
Investment advisory fees	128,820
Administration fees	16,450
Distribution fees — Class 2	296
Custodian and accounting fees	13,653
Professional fees	20,787
Trustees’ and Chief Compliance Officer’s fees	223
Printing and mailing costs	9,551
Transfer agent fees	2,383
Other	5,832

Total expenses	197,995

Less amounts waived	(19,984)

Net expenses	178,011

Net investment income (loss)	144,960

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,827,575
Futures	68,738

Net realized gains (losses)	2,896,313

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(421,588)
Futures	(8,782)

Change in net unrealized appreciation/depreciation	(430,370)

Net realized/unrealized gains (losses)	2,465,943

Change in net assets resulting from operations	$2,610,903

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Growth Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$144,960	$322,792
Net realized gain (loss)	2,896,313	6,265,792
Change in net unrealized appreciation/depreciation	(430,370)	4,717,268

Change in net assets resulting from operations	2,610,903	11,305,852

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(315,115)	(401,033)
Class 2
From net investment income	(2,712)	(188)

Total distributions to shareholders	(317,827)	(401,221)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,489,598)	(5,323,258)

NET ASSETS:
Change in net assets	(196,522)	5,581,373
Beginning of period	40,901,160	35,319,787

End of period	$40,704,638	$40,901,160

Accumulated undistributed net investment income	$147,285	$320,152

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$316,072	$2,266,718
Distributions reinvested	315,115	401,033
Cost of shares redeemed	(3,490,713)	(7,999,219)

Change in net assets resulting from Class 1 capital transactions	$(2,859,526)	$(5,331,468)

Class 2
Proceeds from shares issued	$375,158	$8,030
Distributions reinvested	2,712	188
Cost of shares redeemed	(7,942)	(8)

Change in net assets resulting from Class 2 capital transactions	$369,928	$8,210

Total change in net assets resulting from capital transactions	$(2,489,598)	$(5,323,258)

SHARE TRANSACTIONS:
Class 1
Issued	13,414	113,779
Reinvested	13,369	20,909
Redeemed	(147,214)	(395,014)

Change in Class 1 Shares	(120,431)	(260,326)

Class 2
Issued	15,851	356
Reinvested	116	10
Redeemed	(332)	— (a)

Change in Class 2 Shares	15,635	366

(a)	Amount rounds to less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Growth Portfolio
Class 1
Six Months Ended June 30, 2014 (Unaudited)	$23.41	$0.09	(f)	$1.47		$1.56	$(0.19)
Year Ended December 31, 2013	17.60	0.17	(f)	5.85		6.02	(0.21)
Year Ended December 31, 2012	15.24	0.18	(f)(g)	2.30		2.48	(0.12)
Year Ended December 31, 2011	15.14	0.10	(f)	0.16	(h)	0.26	(0.16)
Year Ended December 31, 2010	13.13	0.13	(f)	2.01		2.14	(0.13)
Year Ended December 31, 2009	9.86	0.12		3.23		3.35	(0.08)

Class 2
Six Months Ended June 30, 2014 (Unaudited)	23.34	0.06	(f)	1.48		1.54	(0.19)
Year Ended December 31, 2013	17.55	0.12	(f)	5.84		5.96	(0.17)
Year Ended December 31, 2012	15.21	0.15	(f)(g)	2.27		2.42	(0.08)
Year Ended December 31, 2011	15.11	0.07	(f)	0.15	(h)	0.22	(0.12)
Year Ended December 31, 2010	13.12	0.10	(f)	1.99		2.09	(0.10)
Year Ended December 31, 2009	9.84	0.08		3.25		3.33	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.13 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.85% and 0.63% for Class 1 and Class 2 Shares, respectively.
(h)	Includes a gain resulting from litigation payments on securities owned in a prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $0.09 and $0.08, and the total return would have been 1.18% and 0.97% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$24.78	6.72%		$40,282,082	0.90%	0.73%		1.00%	32%
23.41	34.47		40,866,604	0.90	0.84		0.99	70
17.60	16.30		35,300,206	0.89	1.07	(g)	1.02	70
15.24	1.65	(h)	37,969,142	0.89	0.67		1.00	121
15.14	16.33		45,426,077	0.90	0.95		1.02	126
13.13	34.32		50,786,376	0.90	0.96		1.07	134

24.69	6.63		422,556	1.15	0.52		1.26	32
23.34	34.16		34,556	1.15	0.58		1.24	70
17.55	15.94		19,581	1.14	0.85	(g)	1.27	70
15.21	1.44	(h)	16,883	1.15	0.43		1.25	121
15.11	15.96		16,645	1.15	0.72		1.27	126
13.12	34.03		14,354	1.15	0.70		1.32	134

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to provide long-term capital growth.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,025,651	$—	$—	$41,025,651

Appreciation in Other Financial Instruments
Futures Contracts	$131	$—	$—	$131

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2014.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/(depreciation) in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2014:

Futures Contracts:
Average Notional Balance Long	$693,268
Ending Notional Balance Long	97,620

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

For the six months ended June 30, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$6,166	$13,166	$19,332

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was $652.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$12,828,281	$15,049,959

During the six months ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$31,738,894	$9,551,211	$264,454	$9,286,757

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

At December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2016	2017	Total
$1,204,518	$11,650,439	$12,854,957

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Portfolio
Class 1
Actual	$1,000.00	$1,067.20	$4.61	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,066.30	5.89	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Votes Received (Amounts in thousands)
Marilyn McCoy
In Favor	55,921
Withheld	2,257

Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-JPMITIGP-614

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	8.61%
Russell Midcap Index	8.67%

Net Assets as of 6/30/2014	$40,605,246

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

HOW DID THE MARKET PERFORM?

In the wake of the U.S. Federal Reserve’s (the “Fed”) decision to taper monthly asset purchases under its Quantitative Easing program, U.S. equity prices rose and the Standard & Poor’s 500 Index (“S&P 5000 Index”) reached its highest peak since inception in mid January. Equities retreated from there and the S&P 500 Index notched an 8.5% decline before starting to rebound. Despite severe winter weather that slowed consumer spending and construction, by late February the S&P 500 Index had climbed back into positive territory for the year to date.

Though the U.S. economy contracted by 2.9% during the first three months of 2014 — the sharpest drop in five years — equity markets continued to strengthen through the reporting period. By the end of June, the S&P 500 Index had hit 22 record high closings for the year to date. At the same time, equity market volatility retreated and the index did not move by more than one percent for 51 consecutive days. The Chicago Board Options Exchange Volatility Index reached its lowest level since February 2007. At June 30, the S&P 500 produced a year-to-date return of 7.1% and posted its sixth consecutive quarterly gain, the longest streak of quarterly gains since 1998.

Throughout the reporting period, the Fed proceeded to reduce its monthly asset purchases as the employment picture continued to improve. By the end of June, the central banks monthly purchases had been pared to $45 billion from $85 billion. While a successful Sunni-led insurgency in Iraq threatened to disrupt energy markets, global oil prices rose only slightly.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Russell Mid Cap Index (the “Benchmark”) for the six months ended June 30, 2014. The Portfolio’s security selection in the health services & systems sector and the consumer cyclical sector detracted from performance relative to the Benchmark, while security selection in the retail and pharmaceutical sectors made a positive contribution to relative performance.

Leading individual detractors from relative performance included Towers Watson & Co., Best Buy Inc. and Bunge Ltd. Shares of Towers Watson, a professional services and staffing company, weakened after it forecast weak revenue and earnings growth for the balance of 2014. Notably, the company was a top contributor to the Portfolio’s relative performance for 2013. Shares of Best Buy, a consumer electronics retail chain, fell on reports that the company would scale back its China business to focus on U.S. operations. Shares of Bunge, an agribusiness and food company, fell after it posted a quarterly loss on its grain trading business and weak oilseed processing margins in China.

Leading individual contributors to performance included Booz Allen Hamilton Holding Corp., Vertex Pharmaceuticals Inc. and Southwest Airlines Co. Shares of Booz Allen, a management and technology consulting company, rose after it forecast earnings and revenue above analysts’ estimates. Shares of Vertex, a drug maker, gained on positive clinical trial results for its cystic fibrosis treatment. Shares of Southwest Airlines rose after the company forecast revenue above analysts’ estimates, increased its quarterly dividend and increased its stock repurchase plan.

HOW WAS THE PORTFOLIO POSITIONED?

The JPMorgan Intrepid Investment Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting what it believes are attractively valued stocks with strong fundamentals and momentum characteristics, and look to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading. Portfolios are constructed with limited sector bets so that stock selection is typically the primary driver of relative performance.

During the year, the Portfolio was managed and positioned in accordance with this investment philosophy and process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Manpowergroup, Inc.	2.0%
2.	EQT Corp.	1.9
3.	Macy’s, Inc.	1.9
4.	Huntington Ingalls Industries, Inc.	1.8
5.	Bunge Ltd.	1.8
6.	Western Digital Corp.	1.7
7.	Foot Locker, Inc.	1.7
8.	Discover Financial Services	1.6
9.	AECOM Technology Corp.	1.5
10.	Lorillard, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.6%
Information Technology	17.0
Industrials	17.0
Consumer Discretionary	10.5
Health Care	10.4
Consumer Staples	7.6
Energy	5.9
Utilities	5.8
Materials	5.1
Telecommunication Services	1.5
U.S. Treasury Obligations	0.2
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	8.61%	29.76%	21.59%	10.08%
CLASS 2 SHARES	August 16, 2006	8.49	29.42	21.28	9.86

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio, the Russell Midcap Index and the Lipper Variable Underlying Funds Mid-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Variable Underlying Funds Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.7%
	Consumer Discretionary — 10.5%
	Auto Components — 1.8%
6,800	Goodyear Tire & Rubber Co. (The)	188,904
6,225	Lear Corp.	556,017

		744,921

	Distributors — 0.0% (g)
175	Genuine Parts Co.	15,365

	Hotels, Restaurants & Leisure — 0.2%
1,400	Brinker International, Inc.	68,110
100	Wynn Resorts Ltd.	20,756

		88,866

	Household Durables — 0.4%
2,925	Jarden Corp. (a)	173,599

	Internet & Catalog Retail — 1.5%
7,950	Liberty Ventures, Series A (a)	586,710

	Media — 0.5%
1,475	CBS Outdoor Americas, Inc.	48,203
5,600	Markit Ltd., (United Kingdom) (a)	151,088

		199,291

	Multiline Retail — 1.9%
13,075	Macy’s, Inc.	758,611

	Specialty Retail — 3.9%
1,350	Advance Auto Parts, Inc. (m)	182,142
18,150	Best Buy Co., Inc.	562,832
13,375	Foot Locker, Inc.	678,380
1,800	Gap, Inc. (The)	74,826
2,600	Michaels Cos., Inc. (The) (a)	44,330
825	Murphy USA, Inc. (a)	40,334

		1,582,844

	Textiles, Apparel & Luxury Goods — 0.3%
1,275	Hanesbrands, Inc.	125,511

	Total Consumer Discretionary	4,275,718

	Consumer Staples — 7.6%
	Food & Staples Retailing — 2.3%
5,300	Kroger Co. (The)	261,979
58,900	Rite Aid Corp. (a)	422,313
7,150	Safeway, Inc.	245,531

		929,823

	Food Products — 3.5%
9,550	Bunge Ltd.	722,362
5,175	Ingredion, Inc.	388,332
8,750	Tyson Foods, Inc., Class A	328,475

		1,439,169

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.3%
1,700	Herbalife Ltd.	109,718

	Tobacco — 1.5%
9,925	Lorillard, Inc.	605,127

	Total Consumer Staples	3,083,837

	Energy — 5.9%
	Energy Equipment & Services — 0.9%
476	Baker Hughes, Inc.	35,438
968	National Oilwell Varco, Inc.	79,715
2,875	Oil States International, Inc. (a)	184,259
2,000	Patterson-UTI Energy, Inc.	69,880

		369,292

	Oil, Gas & Consumable Fuels — 5.0%
2,450	Cabot Oil & Gas Corp.	83,643
2,000	Cimarex Energy Co.	286,920
575	Continental Resources, Inc. (a)	90,873
2,300	Eclipse Resources Corp. (a)	57,799
7,275	EQT Corp.	777,697
1,025	Marathon Petroleum Corp.	80,022
1,300	Memorial Resource Development Corp. (a)	31,668
3,075	Murphy Oil Corp.	204,426
2,150	Newfield Exploration Co. (a)	95,030
440	Noble Energy, Inc.	34,082
1,675	Peabody Energy Corp.	27,386
1,950	Tesoro Corp.	114,407
1,925	Valero Energy Corp.	96,443
1,300	World Fuel Services Corp.	63,999

		2,044,395

	Total Energy	2,413,687

	Financials — 17.6%
	Banks — 2.4%
4,875	East West Bancorp, Inc.	170,576
9,350	Fifth Third Bancorp	199,622
5,375	Huntington Bancshares, Inc.	51,278
12,750	KeyCorp	182,708
6,950	Regions Financial Corp.	73,809
2,700	SVB Financial Group (a)	314,874

		992,867

	Capital Markets — 0.8%
1,050	Affiliated Managers Group, Inc. (a)	215,670
825	Lazard Ltd., (Bermuda), Class A	42,537
2,300	TD Ameritrade Holding Corp.	72,105

		330,312

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 1.9%
4,550	Ally Financial, Inc. (a)	108,790
10,650	Discover Financial Services	660,087

		768,877

	Diversified Financial Services — 0.2%
2,400	NASDAQ OMX Group, Inc. (The)	92,688

	Insurance — 4.5%
3,875	Allied World Assurance Co. Holdings AG, (Switzerland)	147,328
3,975	American Financial Group, Inc.	236,751
1,225	Aon plc, (United Kingdom)	110,360
1,475	Arch Capital Group Ltd., (Bermuda) (a)	84,724
425	Aspen Insurance Holdings Ltd., (Bermuda)	19,303
1,925	Assurant, Inc.	126,184
6,525	Assured Guaranty Ltd., (Bermuda)	159,862
925	Axis Capital Holdings Ltd., (Bermuda)	40,959
425	Everest Re Group Ltd., (Bermuda)	68,208
772	Fidelity National Financial, Inc., Class A	25,291
2,575	Hartford Financial Services Group, Inc. (The)	92,211
1,775	Lincoln National Corp.	91,306
2,375	Principal Financial Group, Inc.	119,890
2,275	Protective Life Corp.	157,726
800	Torchmark Corp.	65,536
5,475	Unum Group	190,311
1,825	Validus Holdings Ltd., (Bermuda)	69,788

		1,805,738

	Real Estate Investment Trusts (REITs) — 7.7%
875	American Capital Agency Corp.	20,484
4,750	Annaly Capital Management, Inc.	54,292
4,350	Apartment Investment & Management Co., Class A	140,374
150	AvalonBay Communities, Inc.	21,328
500	Boston Properties, Inc.	59,090
4,200	Brandywine Realty Trust	65,520
800	Camden Property Trust	56,920
1,375	Chimera Investment Corp.	4,386
2,225	CommonWealth REIT	58,562
950	Corrections Corp. of America	31,207
1,100	Crown Castle International Corp.	81,686
2,825	DDR Corp.	49,805
2,425	Douglas Emmett, Inc. (m)	68,434
16,100	Duke Realty Corp.	292,376
2,675	Equity Lifestyle Properties, Inc.	118,128
1,125	Equity Residential	70,875
1,075	Extra Space Storage, Inc.	57,244

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
2,375	Health Care REIT, Inc.	148,841
8,285	Hospitality Properties Trust	251,864
5,500	Host Hotels & Resorts, Inc.	121,055
1,425	Mack-Cali Realty Corp.	30,609
825	Mid-America Apartment Communities, Inc.	60,266
2,175	Post Properties, Inc.	116,276
6,150	Retail Properties of America, Inc., Class A	94,587
450	SL Green Realty Corp.	49,235
1,925	Taubman Centers, Inc.	145,934
2,097	Ventas, Inc.	134,418
2,100	Vornado Realty Trust	224,133
11,750	Weyerhaeuser Co.	388,808
1,975	WP Carey, Inc.	127,190

		3,143,927

	Real Estate Management & Development — 0.1%
150	Jones Lang LaSalle, Inc.	18,959

	Total Financials	7,153,368

	Health Care — 10.4%
	Biotechnology — 1.8%
1,000	Alexion Pharmaceuticals, Inc. (a)	156,250
2,850	Incyte Corp., Ltd. (a)	160,854
4,450	Vertex Pharmaceuticals, Inc. (a)	421,326

		738,430

	Health Care Equipment & Supplies — 3.2%
2,775	Boston Scientific Corp. (a)	35,437
13,150	CareFusion Corp. (a)	583,202
400	Cooper Cos., Inc. (The)	54,212
11,750	Hologic, Inc. (a)	297,862
2,975	Zimmer Holdings, Inc.	308,984

		1,279,697

	Health Care Providers & Services — 3.3%
1,125	AmerisourceBergen Corp.	81,743
2,150	Cardinal Health, Inc.	147,404
6,025	Catamaran Corp. (a)	266,064
7,450	HCA Holdings, Inc. (a)	420,031
400	Health Net, Inc. (a)	16,616
3,300	Humana, Inc.	421,476

		1,353,334

	Pharmaceuticals — 2.1%
1,850	Actavis plc (a)	412,642
2,900	Endo International plc, (Ireland) (a)	203,058
550	Jazz Pharmaceuticals plc (a)	80,856
2,975	Mylan, Inc. (a)	153,391

		849,947

	Total Health Care	4,221,408

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Industrials — 17.0%
	Aerospace & Defense — 3.2%
975	Alliant Techsystems, Inc.	130,572
7,841	Huntington Ingalls Industries, Inc.	741,680
1,625	L-3 Communications Holdings, Inc.	196,219
175	Northrop Grumman Corp.	20,935
6,425	Spirit Aerosystems Holdings, Inc., Class A (a)	216,523

		1,305,929

	Airlines — 3.1%
3,250	Alaska Air Group, Inc.	308,912
1,675	Copa Holdings S.A., (Panama), Class A	238,805
4,925	Delta Air Lines, Inc.	190,696
18,925	Southwest Airlines Co.	508,326

		1,246,739

	Commercial Services & Supplies — 0.8%
5,350	KAR Auction Services, Inc.	170,504
4,400	Pitney Bowes, Inc.	121,528
2,430	R.R. Donnelley & Sons Co.	41,213

		333,245

	Construction & Engineering — 2.8%
19,175	AECOM Technology Corp. (a) (m)	617,435
1,800	Fluor Corp.	138,420
4,625	Jacobs Engineering Group, Inc. (a)	246,420
2,600	URS Corp.	119,210

		1,121,485

	Electrical Equipment — 0.2%
1,700	Babcock & Wilcox Co. (The)	55,182
425	Regal-Beloit Corp.	33,388

		88,570

	Machinery — 2.9%
2,750	AGCO Corp. (m)	154,605
4,550	Ingersoll-Rand plc	284,420
3,600	Oshkosh Corp.	199,908
3,845	Parker Hannifin Corp.	483,432
400	WABCO Holdings, Inc. (a)	42,728

		1,165,093

	Marine — 0.1%
500	Kirby Corp. (a)	58,570

	Professional Services — 3.0%
9,700	Manpowergroup, Inc.	823,045
4,025	Towers Watson & Co., Class A	419,526

		1,242,571

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.5%
4,050	CSX Corp.	124,780
1,025	Landstar System, Inc.	65,600

		190,380

	Trading Companies & Distributors — 0.4%
1,075	Air Lease Corp.	41,473
3,650	MRC Global, Inc. (a)	103,259
242	NOW, Inc. (a)	8,763

		153,495

	Total Industrials	6,906,077

	Information Technology — 17.1%
	Communications Equipment — 0.8%
3,500	ARRIS Group, Inc. (a)	113,855
2,825	Harris Corp.	213,994

		327,849

	Electronic Equipment, Instruments & Components — 0.6%
3,400	Avnet, Inc.	150,654
1,425	Tech Data Corp. (a)	89,091

		239,745

	Internet Software & Services — 1.7%
400	Equinix, Inc. (a)	84,036
2,450	LinkedIn Corp., Class A (a)	420,101
6,125	Pandora Media, Inc. (a)	180,688

		684,825

	IT Services — 5.3%
1,750	Alliance Data Systems Corp. (a)	492,187
26,350	Booz Allen Hamilton Holding Corp.	559,674
550	DST Systems, Inc.	50,693
2,750	Fidelity National Information Services, Inc.	150,535
2,925	Global Payments, Inc.	213,086
6,150	Sabre Corp. (a)	123,308
1,425	Vantiv, Inc., Class A (a)	47,909
40,475	Xerox Corp.	503,509

		2,140,901

	Semiconductors & Semiconductor Equipment — 4.3%
16,925	Advanced Micro Devices, Inc. (a)	70,916
3,625	First Solar, Inc. (a)	257,592
3,075	KLA-Tencor Corp.	223,368
2,500	Lam Research Corp.	168,950
20,250	Marvell Technology Group Ltd., (Bermuda)	290,182
16,750	Micron Technology, Inc. (a)	551,913
11,650	ON Semiconductor Corp. (a)	106,481
2,000	Skyworks Solutions, Inc.	93,920

		1,763,322

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 2.7%
5,350	Activision Blizzard, Inc. (m)	119,305
2,450	Citrix Systems, Inc. (a)	153,247
2,225	Electronic Arts, Inc. (a)	79,811
19,475	Rovi Corp. (a)	466,621
2,925	Synopsys, Inc. (a)	113,549
44,700	Zynga, Inc., Class A (a)	143,487

		1,076,020

	Technology Hardware, Storage & Peripherals — 1.7%
7,675	Western Digital Corp.	708,402

	Total Information Technology	6,941,064

	Materials — 5.2%
	Chemicals — 2.2%
975	Ashland, Inc.	106,021
2,400	Cabot Corp.	139,176
700	Huntsman Corp.	19,670
2,341	PPG Industries, Inc.	491,961
1,950	Valspar Corp. (The)	148,571

		905,399

	Containers & Packaging — 1.0%
650	Avery Dennison Corp.	33,312
1,700	Crown Holdings, Inc. (a)	84,592
400	Greif, Inc., Class A	21,824
1,700	Rock-Tenn Co., Class A	179,503
2,750	Sealed Air Corp.	93,968

		413,199

	Metals & Mining — 1.1%
525	Nucor Corp.	25,856
3,325	Reliance Steel & Aluminum Co.	245,086
2,725	Steel Dynamics, Inc.	48,914
3,875	United States Steel Corp.	100,905

		420,761

	Paper & Forest Products — 0.9%
2,650	Domtar Corp., (Canada)	113,552
4,775	International Paper Co.	240,994

		354,546

	Total Materials	2,093,905

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.7%
48,275	Frontier Communications Corp.	281,926

	Wireless Telecommunication Services — 0.8%
1,275	SBA Communications Corp., Class A (a)	130,432
5,725	T-Mobile US, Inc. (a)	192,475

		322,907

	Total Telecommunication Services	604,833

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.9%
	Electric Utilities — 0.1%
300	Entergy Corp.	24,627
425	Pinnacle West Capital Corp.	24,582

		49,209

	Gas Utilities — 0.8%
6,025	UGI Corp.	304,263

	Independent Power & Renewable Electricity Producers — 0.8%
20,725	AES Corp. (m)	322,274
800	Calpine Corp. (a)	19,048

		341,322

	Multi-Utilities — 4.2%
2,050	Alliant Energy Corp.	124,763
2,925	Ameren Corp.	119,574
8,880	CenterPoint Energy, Inc.	226,795
3,875	CMS Energy Corp.	120,706
1,900	Consolidated Edison, Inc.	109,706
3,300	DTE Energy Co.	256,971
2,525	MDU Resources Group, Inc.	88,627
2,200	Public Service Enterprise Group, Inc.	89,738
2,500	SCANA Corp.	134,525
3,050	Sempra Energy	319,366
5,450	TECO Energy, Inc.	100,716

		1,691,487

	Total Utilities	2,386,281

	Total Common Stocks (Cost $30,151,989)	40,080,178

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
75,000	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $75,037)	75,050

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
557,103	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $557,103)	557,103

	Total Investments — 100.3% (Cost $30,784,129)	40,712,331
	Liabilities in Excess of Other Assets — (0.3)%	(107,085)

	NET ASSETS — 100.0%	$40,605,246

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	S&P Mid Cap 400	09/19/14	$571,720	$10,672

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

REIT	— Real Estate Investment Trust.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.

(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

Intrepid Mid Cap Portfolio
ASSETS:
Investments in non-affiliates, at value	$40,155,228
Investments in affiliates, at value	557,103

Total investment securities, at value	40,712,331
Cash	70
Receivables:
Investment securities sold	1,772,558
Portfolio shares sold	20,466
Interest from non-affiliates	49,167
Dividends from affiliates	13
Variation margin on futures contracts	2,680

Total Assets	42,557,285

LIABILITIES:
Payables:
Investment securities purchased	1,816,521
Portfolio shares redeemed	65,894
Accrued liabilities:
Investment advisory fees	15,147
Administration fees	2,743
Distribution fees	33
Custodian and accounting fees	16,927
Trustees’ and Chief Compliance Officer’s fees	51
Other	34,723

Total Liabilities	1,952,039

Net Assets	$40,605,246

NET ASSETS:
Paid-in-Capital	$26,605,564
Accumulated undistributed net investment income	141,139
Accumulated net realized gains (losses)	3,919,669
Net unrealized appreciation (depreciation)	9,938,874

Total Net Assets	$40,605,246

Net Assets:
Class 1	$40,408,876
Class 2	196,370

Total	$40,605,246

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	1,774,173
Class 2	8,652

Net Asset Value, offering and redemption price per share (a):
Class 1	$22.78
Class 2	22.70

Cost of investments in non-affiliates	$30,227,026
Cost of investments in affiliates	557,103

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Intrepid Mid Cap Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$331,713
Dividend income from affiliates	81
Interest income from non-affiliates	48

Total investment income	331,842

EXPENSES:
Investment advisory fees	127,326
Administration fees	16,259
Distribution fees — Class 2	123
Custodian and accounting fees	14,854
Professional fees	20,739
Trustees’ and Chief Compliance Officer’s fees	220
Printing and mailing costs	9,636
Transfer agent fees	2,449
Other	6,010

Total expenses	197,616

Less amounts waived	(21,793)

Net expenses	175,823

Net investment income (loss)	156,019

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,980,047
Futures	35,305

Net realized gains (losses)	4,015,352

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(897,049)
Futures	(8,598)

Change in net unrealized appreciation/depreciation	(905,647)

Net realized/unrealized gains (losses)	3,109,705

Change in net assets resulting from operations	$3,265,724

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Intrepid Mid Cap Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$156,019	$239,444
Net realized gain (loss)	4,015,352	7,419,973
Change in net unrealized appreciation/depreciation	(905,647)	5,441,810

Change in net assets resulting from operations	3,265,724	13,101,227

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(249,381)	(431,619)
From net realized gains	(5,234,029)	—
Class 2
From net investment income	(629)	(194)
From net realized gains	(14,491)	—

Total distributions to shareholders	(5,498,530)	(431,813)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,659,715	(8,548,005)

NET ASSETS:
Change in net assets	426,909	4,121,409
Beginning of period	40,178,337	36,056,928

End of period	$40,605,246	$40,178,337

Accumulated undistributed net investment income	$141,139	$235,130

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$844,708	$2,102,652
Distributions reinvested	5,483,410	431,619
Cost of shares redeemed	(3,819,780)	(11,104,437)

Change in net assets resulting from Class 1 capital transactions	$2,508,338	$(8,570,166)

Class 2
Proceeds from shares issued	$136,728	$21,996
Distributions reinvested	15,120	194
Cost of shares redeemed	(471)	(29)

Change in net assets resulting from Class 2 capital transactions	$151,377	$22,161

Total change in net assets resulting from capital transactions	$2,659,715	$(8,548,005)

SHARE TRANSACTIONS:
Class 1
Issued	34,951	99,231
Reinvested	256,234	21,831
Redeemed	(158,826)	(529,469)

Change in Class 1 Shares	132,359	(408,407)

Class 2
Issued	5,945	937
Reinvested	709	10
Redeemed	(20)	(1)

Change in Class 2 Shares	6,634	946

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Portfolio
Class 1
Six Months Ended June 30, 2014 (Unaudited)	$24.44	$0.09	(f)	$1.79	$1.88	$(0.16)	$(3.38)	$(3.54)
Year Ended December 31, 2013	17.58	0.13	(f)	6.95	7.08	(0.22)	—	(0.22)
Year Ended December 31, 2012	15.26	0.21	(f)(g)	2.24	2.45	(0.13)	—	(0.13)
Year Ended December 31, 2011	15.62	0.12	(f)	(0.34)	(0.22)	(0.14)	—	(0.14)
Year Ended December 31, 2010	13.23	0.11	(f)	2.46	2.57	(0.18)	—	(0.18)
Year Ended December 31, 2009	9.92	0.18		3.30	3.48	(0.17)	—	(0.17)

Class 2
Six Months Ended June 30, 2014 (Unaudited)	24.38	0.08	(f)	1.77	1.85	(0.15)	(3.38)	(3.53)
Year Ended December 31, 2013	17.54	0.09	(f)	6.93	7.02	(0.18)	—	(0.18)
Year Ended December 31, 2012	15.23	0.17	(f)(g)	2.23	2.40	(0.09)	—	(0.09)
Year Ended December 31, 2011	15.60	0.08	(f)	(0.35)	(0.27)	(0.10)	—	(0.10)
Year Ended December 31, 2010	13.22	0.08	(f)	2.46	2.54	(0.16)	—	(0.16)
Year Ended December 31, 2009	9.90	0.12		3.33	3.45	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.16 and $0.11 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.93% and 0.66% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$22.78	8.61%	$40,408,876	0.90%	0.80%		1.01%	30%
24.44	40.59	40,129,143	0.89	0.62		1.00	57
17.58	16.13	36,038,129	0.90	1.28	(g)	1.02	54
15.26	(1.52)	31,581,775	0.90	0.75		1.08	47
15.62	19.52	38,556,642	0.90	0.81		1.22	46
13.23	35.66	42,810,183	0.90	1.37		1.15	74

22.70	8.49	196,370	1.15	0.69		1.27	30
24.38	40.27	49,194	1.14	0.41		1.24	57
17.54	15.82	18,799	1.15	1.00	(g)	1.27	54
15.23	(1.79)	16,232	1.15	0.52		1.33	47
15.60	19.24	16,528	1.15	0.57		1.48	46
13.22	35.37	13,862	1.15	1.14		1.40	74

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Intrepid Mid Cap Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its/their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$40,637,281	$75,050	$—	$40,712,331

Appreciation in Other Financial Instruments
Futures Contracts	$10,672	$—	$—	$10,672

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2014.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2014:

Futures Contracts:
Average Notional Balance Long	$700,289
Ending Notional Balance Long	571,720

The Portfolio’s futures contracts are not subject to master netting arrangements.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all class shares) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

For the six months ended June 30, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$7,705	$13,490	$21,195

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was $598.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$11,647,738	$14,205,500

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$30,784,129	$10,296,241	$368,039	$9,928,202

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Mid Cap Portfolio
Class 1
Actual	$1,000.00	$1,086.10	$4.66	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class 2
Actual	1,000.00	1,084.90	5.94	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	21

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Votes Received (Amounts in thousands)
Marilyn McCoy
In Favor	55,921
Withheld	2,257

Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-JPMITIMCP-614

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust Mid Cap Growth Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	8.78%
Russell Midcap Growth Index	6.51%

Net Assets as of 6/30/2014	$57,540,845

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Growth Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

In the wake of the U.S. Federal Reserve’s (the “Fed”) decision to taper monthly asset purchases under its Quantitative Easing program, U.S. equity prices rose and the Standard & Poor’s (“S&P”) 500 Index reached its highest peak since inception in mid January. Equities retreated from there and the S&P 500 Index notched an 8.50% decline before starting to rebound. Despite severe winter weather that slowed consumer spending and construction, by late February the S&P 500 Index had climbed back into positive territory for the year to date.

Though the U.S. economy contracted by 2.90% during the first three months of 2014 — the sharpest drop in five years — equity markets continued to strengthen. By the end of June, the S&P 500 Index had hit 22 record high closings for the year to date. At the same time, equity market volatility retreated and the index did not move by more than one percent for 51 consecutive days. The Chicago Board Options Exchange Volatility Index reached its lowest level since February 2007. At June 30, the S&P 500 Index produced a year-to-date return of 7.14% and posted its sixth consecutive quarterly gain, the longest streak of quarterly gains since 1998.

Throughout the reporting period, the Fed proceeded to reduce its monthly asset purchases as the employment picture continued to improve. By the end of June, the central banks monthly purchases had been pared to $45 billion from $85 billion. While a successful Sunni-led insurgency in Iraq threatened to disrupt energy markets, global oil prices rose only slightly.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended June 30, 2014. The Portfolio’s security selection in the health care and consumer discretionary sectors made a positive contribution to performance relative to the benchmark, while security selection in the energy sector and an underweight position in the consumer staples sector detracted from relative performance.

Individual contributors to relative performance included the Portfolio’s positions in Illumina Inc., Electronic Arts Inc. and Delta Air Lines Inc. Shares of Illumina, a medical technology company, rose on better than expected sales of its gene sequencing products. Shares of Electronic Arts, a maker of video and computer games, gained from better than expected sales. Shares of Delta Air Lines benefitted from improvement in the overall outlook for the airline industry, as well as strong capacity discipline and utilization.

Individual detractors from the Portfolio’s relative performance included the Portfolio’s positions in Lululemon Athletica Inc., CommVault Systems Inc. and GameStop Corp. Shares of Lululemon, an athletic apparel maker not held in the Benchmark, traded lower as the company reduced its earnings forecast and continued to struggle to recover lost sales momentum. Shares of CommVault, a software company not held in the Benchmark, fell on weak quarterly earnings and a tepid sales outlook. Shares of GameStop, a video game retailer, weakened on lower profit margins and higher sales of less profitable game consoles and lower sales of more profitable software and games.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Portfolio’s largest overweight position versus the Benchmark was in the technology sector and the Portfolio’s largest underweight position versus the Benchmark was in the utilities sector, where the Portfolio had no holdings.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Illumina, Inc.	2.4%
2.	Affiliated Managers Group, Inc.	2.0
3.	Acuity Brands, Inc.	2.0
4.	Alliance Data Systems Corp.	1.9
5.	Michael Kors Holdings Ltd., (Hong Kong)	1.8
6.	Electronic Arts, Inc.	1.7
7.	Applied Materials, Inc.	1.7
8.	CBRE Group, Inc., Class A	1.7
9.	Pall Corp.	1.6
10.	Concho Resources, Inc	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	23.0%
Information Technology	21.7
Industrials	20.8
Health Care	12.8
Financials	11.4
Energy	6.5
Materials	2.0
Consumer Staples	0.5
Short-Term Investment	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Growth Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	August 1, 1994	8.78%	34.49%	21.86%	10.26%
CLASS 2 SHARES	August 16, 2006	8.62	34.18	21.55	10.04

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Growth Portfolio, the Russell Midcap Growth Index and the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gains distributions, if any. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Variable Underlying Funds Mid-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.3%
	Consumer Discretionary — 22.7%
	Auto Components — 1.4%
12,400	BorgWarner, Inc.	808,356

	Automobiles — 2.9%
11,750	Harley-Davidson, Inc.	820,737
3,450	Tesla Motors, Inc. (a)	828,207

		1,648,944

	Hotels, Restaurants & Leisure — 4.4%
1,210	Chipotle Mexican Grill, Inc. (a)	716,937
23,900	Hilton Worldwide Holdings, Inc. (a)	556,870
13,792	Norwegian Cruise Line Holdings Ltd. (a)	437,207
2,600	Panera Bread Co., Class A (a)	389,558
2,090	Wynn Resorts Ltd.	433,800

		2,534,372

	Household Durables — 2.0%
4,625	Mohawk Industries, Inc. (a)	639,823
13,300	Toll Brothers, Inc. (a)	490,770

		1,130,593

	Internet & Catalog Retail — 2.2%
1,760	Netflix, Inc. (a)	775,456
4,600	TripAdvisor, Inc. (a)	499,836

		1,275,292

	Multiline Retail — 0.8%
10,000	Big Lots, Inc. (a)	457,000

	Specialty Retail — 5.0%
4,700	Advance Auto Parts, Inc.	634,124
5,850	Signet Jewelers Ltd., (Bermuda)	646,951
5,100	Ulta Salon Cosmetics & Fragrance, Inc. (a)	466,191
13,200	Urban Outfitters, Inc. (a)	446,952
9,700	Williams-Sonoma, Inc.	696,266

		2,890,484

	Textiles, Apparel & Luxury Goods — 4.0%
9,950	Lululemon Athletica, Inc., (Canada) (a)	402,776
11,500	Michael Kors Holdings Ltd., (Hong Kong) (a)	1,019,475
5,575	Ralph Lauren Corp.	895,847

		2,318,098

	Total Consumer Discretionary	13,063,139

	Consumer Staples — 0.5%
	Food & Staples Retailing — 0.5%
8,709	Sprouts Farmers Market, Inc. (a)	284,959

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 6.4%
	Energy Equipment & Services — 1.0%
1,900	Dril-Quip, Inc. (a)	207,556
14,650	Frank’s International N.V., (Netherlands)	360,390

		567,946

	Oil, Gas & Consumable Fuels — 5.4%
6,700	Antero Resources Corp. (a)	439,721
13,600	Cabot Oil & Gas Corp.	464,304
6,200	Concho Resources, Inc. (a)	895,900
19,900	Laredo Petroleum, Inc. (a)	616,502
11,300	Plains All American Pipeline LP	678,565

		3,094,992

	Total Energy	3,662,938

	Financials — 11.3%
	Banks — 2.1%
15,500	East West Bancorp, Inc.	542,345
5,325	Signature Bank (a)	671,909

		1,214,254

	Capital Markets — 5.1%
5,470	Affiliated Managers Group, Inc. (a)	1,123,538
13,100	Blackstone Group LP (The)	438,064
15,900	Lazard Ltd., Class A, (Bermuda)	819,804
16,600	TD Ameritrade Holding Corp.	520,410

		2,901,816

	Diversified Financial Services — 1.5%
9,900	Moody’s Corp.	867,834

	Insurance — 1.0%
6,300	Aon plc, (United Kingdom)	567,567

	Real Estate Management & Development — 1.6%
29,300	CBRE Group, Inc., Class A (a)	938,772

	Total Financials	6,490,243

	Health Care — 12.6%
	Biotechnology — 1.7%
2,340	Alexion Pharmaceuticals, Inc. (a)	365,625
6,700	Vertex Pharmaceuticals, Inc. (a)	634,356

		999,981

	Health Care Equipment & Supplies — 1.1%
7,500	Sirona Dental Systems, Inc. (a)	618,450

	Health Care Providers & Services — 3.9%
16,700	Brookdale Senior Living, Inc. (a)	556,778
16,900	Envision Healthcare Holdings, Inc. (a)	606,879
5,610	Humana, Inc.	716,509
12,300	Premier, Inc., Class A (a)	356,700

		2,236,866

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Life Sciences Tools & Services — 4.3%
12,200	Agilent Technologies, Inc.	700,768
17,000	Bruker Corp. (a)	412,590
7,720	Illumina, Inc. (a)	1,378,329

		2,491,687

	Pharmaceuticals — 1.6%
2,800	Jazz Pharmaceuticals plc (a)	411,628
4,000	Valeant Pharmaceuticals International, Inc. (a)	504,480

		916,108

	Total Health Care	7,263,092

	Industrials — 20.4%
	Airlines — 1.5%
21,900	Delta Air Lines, Inc.	847,968

	Building Products — 1.3%
18,800	Fortune Brands Home & Security, Inc.	750,684

	Commercial Services & Supplies — 1.1%
5,340	Stericycle, Inc. (a)	632,363

	Construction & Engineering — 0.7%
5,000	Fluor Corp.	384,500

	Electrical Equipment — 2.6%
8,000	Acuity Brands, Inc.	1,106,000
7,900	Generac Holdings, Inc. (a)	385,046

		1,491,046

	Industrial Conglomerates — 1.1%
7,500	Carlisle Cos., Inc.	649,650

	Machinery — 5.3%
5,500	Colfax Corp. (a)	409,970
9,625	Flowserve Corp.	715,619
5,400	Middleby Corp. (The) (a)	446,688
10,675	Pall Corp.	911,538
5,300	WABCO Holdings, Inc. (a)	566,146

		3,049,961

	Marine — 1.3%
6,400	Kirby Corp. (a)	749,696

	Road & Rail — 2.4%
4,225	Canadian Pacific Railway Ltd., (Canada)	765,316
23,000	Hertz Global Holdings, Inc. (a)	644,690

		1,410,006

	Trading Companies & Distributors — 3.1%
24,900	HD Supply Holdings, Inc. (a)	706,911
6,750	MSC Industrial Direct Co., Inc., Class A	645,570

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
4,400	Watsco, Inc.	452,144

		1,804,625

	Total Industrials	11,770,499

	Information Technology — 21.4%
	Communications Equipment — 2.1%
13,200	Aruba Networks, Inc. (a)	231,264
21,700	Ciena Corp. (a)	470,022
6,150	Palo Alto Networks, Inc. (a)	515,678

		1,216,964

	Electronic Equipment, Instruments & Components — 1.6%
9,100	Amphenol Corp., Class A	876,694

	Internet Software & Services — 1.6%
3,300	CoStar Group, Inc. (a)	521,961
13,900	Pandora Media, Inc. (a)	410,050

		932,011

	IT Services — 2.7%
3,920	Alliance Data Systems Corp. (a)	1,102,500
12,600	VeriFone Systems, Inc. (a)	463,050

		1,565,550

	Semiconductors & Semiconductor Equipment — 5.3%
43,800	Applied Materials, Inc.	987,690
11,900	Avago Technologies Ltd., (Singapore)	857,633
8,900	Lam Research Corp.	601,462
9,000	NXP Semiconductor N.V., (Netherlands) (a)	595,620

		3,042,405

	Software — 7.3%
12,000	Autodesk, Inc. (a)	676,560
6,800	CommVault Systems, Inc. (a)	334,356
27,600	Electronic Arts, Inc. (a)	990,012
8,200	FireEye, Inc. (a)	332,510
8,100	Guidewire Software, Inc. (a)	329,346
7,700	ServiceNow, Inc. (a)	477,092
5,900	Splunk, Inc. (a)	326,447
3,800	Tableau Software, Inc., Class A (a)	271,054
5,000	Workday, Inc., Class A (a)	449,300

		4,186,677

	Technology Hardware, Storage & Peripherals — 0.8%
4,500	SanDisk Corp.	469,935

	Total Information Technology	12,290,236

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust Mid Cap Growth Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 2.0%
	Chemicals — 1.5%
4,185	Sherwin-Williams Co. (The)	865,918

	Construction Materials — 0.5%
3,000	Eagle Materials, Inc.	282,840

	Total Materials	1,148,758

	Total Common Stocks (Cost $42,945,988)	55,973,864

Short-Term Investment — 1.2%
	Investment Company — 1.2%
718,329	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $718,329)	718,329

	Total Investments — 98.5% (Cost $43,664,317)	56,692,193
	Other Assets in Excess of Liabilities — 1.5%	848,652

	NET ASSETS — 100.0%	$57,540,845

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

Mid Cap Growth Portfolio
ASSETS:
Investments in non-affiliates, at value	$55,973,864
Investments in affiliates, at value	718,329

Total investment securities, at value	56,692,193
Receivables:
Investment securities sold	1,668,068
Portfolio shares sold	23,544
Dividends from non-affiliates	13,456
Dividends from affiliates	11

Total Assets	58,397,272

LIABILITIES:
Payables:
Investment securities purchased	664,118
Portfolio shares redeemed	108,824
Accrued liabilities:
Investment advisory fees	24,821
Administration fees	3,858
Distribution fees	197
Custodian and accounting fees	16,499
Trustees’ and Chief Compliance Officer’s fees	143
Other	37,967

Total Liabilities	856,427

Net Assets	$57,540,845

NET ASSETS:
Paid-in-Capital	$40,127,665
Accumulated undistributed (distributions in excess of) net investment income	(73,298)
Accumulated net realized gains (losses)	4,458,602
Net unrealized appreciation (depreciation)	13,027,876

Total Net Assets	$57,540,845

Net Assets:
Class 1	$56,451,457
Class 2	1,089,388

Total	$57,540,845

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):
Class 1	3,096,191
Class 2	61,684

Net Asset Value, offering and redemption price per share (a):
Class 1	$18.23
Class 2	17.66

Cost of investments in non-affiliates	$42,945,988
Cost of investments in affiliates	718,329

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$179,851
Dividend income from affiliates	101

Total investment income	179,952

EXPENSES:
Investment advisory fees	180,153
Administration fees	23,004
Distribution fees — Class 2	601
Custodian and accounting fees	15,107
Professional fees	20,860
Trustees’ and Chief Compliance Officer’s fees	301
Printing and mailing costs	12,346
Transfer agent fees	2,243
Other	7,972

Total expenses	262,587

Less amounts waived	(13,360)

Net expenses	249,227

Net investment income (loss)	(69,275)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	4,518,029
Change in net unrealized appreciation/depreciation of investments in non-affiliates	286,976

Net realized/unrealized gains (losses)	4,805,005

Change in net assets resulting from operations	$4,735,730

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Growth Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(69,275)	$(48,998)
Net realized gain (loss)	4,518,029	17,090,384
Change in net unrealized appreciation/depreciation	286,976	3,918,462

Change in net assets resulting from operations	4,735,730	20,959,848

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	—	(46,208)
From net realized gains	(16,630,152)	(4,354,443)
Class 2
From net realized gains	(249,416)	(1,413)

Total distributions to shareholders	(16,879,568)	(4,402,064)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	13,960,055	(28,091,381)

NET ASSETS:
Change in net assets	1,816,217	(11,533,597)
Beginning of period	55,724,628	67,258,225

End of period	$57,540,845	$55,724,628

Accumulated undistributed (distributions in excess of) net investment income	$(73,298)	$(4,023)

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Mid Cap Growth Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,716,745	$2,870,585
Distributions reinvested	16,630,152	4,400,651
Cost of shares redeemed	(5,615,392)	(35,393,584)

Change in net assets resulting from Class 1 capital transactions	$12,731,505	$(28,122,348)

Class 2
Proceeds from shares issued	$981,922	$29,563
Distributions reinvested	249,416	1,413
Cost of shares redeemed	(2,788)	(9)

Change in net assets resulting from Class 2 capital transactions	$1,228,550	$30,967

Total change in net assets resulting from capital transactions	$13,960,055	$(28,091,381)

SHARE TRANSACTIONS:
Class 1
Issued	71,139	137,139
Reinvested	995,816	233,456
Redeemed	(244,209)	(1,790,188)

Change in Class 1 Shares	822,746	(1,419,593)

Class 2
Issued	43,912	1,257
Reinvested	15,414	76
Redeemed	(123)	(1)

Change in Class 2 Shares	59,203	1,332

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Mid Cap Growth Portfolio
Class 1
Six Months Ended June 30, 2014 (Unaudited)	$24.48	$(0.03	)(f)	$1.47	$1.44	$—	$(7.69)	$(7.69)
Year Ended December 31, 2013	18.21	(0.02	)(f)(g)	7.53	7.51	(0.01)	(1.23)	(1.24)
Year Ended December 31, 2012	15.88	0.02	(h)	2.52	2.54	—	(0.21)	(0.21)
Year Ended December 31, 2011	16.91	(0.02)		(1.01)	(1.03)	—	—	—
Year Ended December 31, 2010	13.46	(0.02)		3.47	3.45	—	—	—
Year Ended December 31, 2009	9.41	(0.02)		4.07	4.05	—	—	—

Class 2
Six Months Ended June 30, 2014 (Unaudited)	23.99	(0.05	)(f)	1.41	1.36	—	(7.69)	(7.69)
Year Ended December 31, 2013	17.89	(0.06	)(f)(g)	7.39	7.33	—	(1.23)	(1.23)
Year Ended December 31, 2012	15.64	(0.02	)(h)	2.48	2.46	—	(0.21)	(0.21)
Year Ended December 31, 2011	16.71	(0.05)		(1.02)	(1.07)	—	—	—
Year Ended December 31, 2010	13.33	(0.04)		3.42	3.38	—	—	—
Year Ended December 31, 2009	9.34	(0.03)		4.02	3.99	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net assets values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Portfolio's holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $(0.04) and $(0.09) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been (0.20)% and (0.42)% for Class 1 and Class 2 Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Portfolio's holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $(0.03) and $(0.08) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been (0.20)% and (0.45)% for Class 1 and Class 2 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$18.23	8.78%	$56,451,457	0.90%	(0.25)%		0.95%	29%
24.48	43.30	55,665,101	0.90	(0.08	)(g)	0.92	76
18.21	16.04	67,237,679	0.89	0.13	(h)	0.90	69
15.88	(6.09)	64,585,309	0.85	(0.08)		0.86	72
16.91	25.63	80,620,361	0.90	(0.10)		0.97	76
13.46	43.04	80,982,829	0.90	(0.14)		1.03	85

17.66	8.62	1,089,388	1.15	(0.49)		1.21	29
23.99	43.02	59,527	1.15	(0.31	)(g)	1.18	76
17.89	15.77	20,546	1.14	(0.12	)(h)	1.15	69
15.64	(6.40)	17,749	1.09	(0.32)		1.11	72
16.71	25.36	18,957	1.15	(0.34)		1.22	76
13.33	42.72	15,126	1.15	(0.40)		1.28	85

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Mid Cap Growth Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$56,692,193	$—	$—	$56,692,193

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2014.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

The Administrator waived Administration fees as outlined in Note 3.E.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.90%	1.15%

The expense limitation agreements were in effect for the six months ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

For the six months ended June 30, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Administration	Total
$5,293	$7,251	$12,544

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was $816.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$15,741,581	$18,727,278

During the six months ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$43,664,317	$13,877,348	$849,472	$13,027,876

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Growth Portfolio
Class 1
Actual	$1,000.00	$1,087.80	$4.66	0.90%
Hypothetical	1,000.00	1,020.33	4.51	0.90

Class 2
Actual	1,000.00	1,086.20	5.95	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Marilyn McCoy
In Favor	55,921
Withheld	2,257

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-JPMITMCGP-614

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust Mid Cap Value Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	8.15%
Russell Midcap Value Index	11.14%

Net Assets as of 6/30/2014	$446,741,577

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

HOW DID THE MARKET PERFORM?

In the wake of the U.S. Federal Reserve’s (the “Fed”) decision to taper monthly asset purchases under its Quantitative Easing program, U.S. equity prices rose and the Standard & Poor’s (“S&P”) 500 Index reached its highest peak since inception in mid January. Equities retreated from there and the S&P 500 Index notched an 8.50% decline before starting to rebound. Despite severe winter weather that slowed consumer spending and construction, by late February the S&P 500 had climbed back into positive territory for the year to date.

Though the U.S. economy contracted by 2.90% during the first three months of 2014 – the sharpest drop in five years – equity markets continued to strengthen through the reporting period. By the end of June, the S&P 500 Index had hit 22 record high closings for the year to date. At the same time, equity market volatility retreated and the index did not move by more than one percent for 51 consecutive days. The Chicago Board Options Exchange Volatility Index reached its lowest level since February 2007. At June 30, the S&P 500 Index produced a year-to-date return of 7.14% and posted its sixth consecutive quarterly gain, the longest streak of quarterly gains since 1998.

Throughout the reporting period, the Fed proceeded to reduce its monthly asset purchases as the employment picture continued to improve. By the end of June, the central banks monthly purchases had been pared to $45 billion from $85 billion. While a successful Sunni-led insurgency in Iraq threatened to disrupt energy markets, global oil prices rose only slightly.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended June 30, 2014. The Portfolio’s overweight position in the consumer discretionary sector and its security selection in the financials sector were leading detractors from performance relative to the Benchmark, while the Portfolio’s security selection in the consumer stapes sector was the leading contributor to relative performance.

Leading individual detractors from relative performance included Loews Corp., Forest Laboratories Inc. and Bed Bath & Beyond Inc. Shares of Loews, a diversified financial holding company, fell after the company posted a 75% drop in quarterly profit. Shares of Forest Labs, a specialty pharmaceutical company, rose on its pending acquisition by Activis PLC, but the Portfolio’s did not hold the stock during the period and did not benefit from the gain. Shares of Bed Bath & Beyond, an operator of retail chain stores, declined after the company issued a quarterly earnings forecast that was below analysts’ expectations.

Leading contributors to the Portfolio’s relative performance included Marriott International Inc., Ball Corp. and Williams Cos. Shares of Marriott, a hotels and hospitality company, gained from an increase in profit and occupancy rates in its North American operations. Shares of Ball Corp., a packaging supplier, rose after the company reaffirmed its fiscal 2014 and longer terms earnings guidance. Shares of Williams Cos., an operator of natural gas transmission infrastructure, gained from the continued strength of U.S. natural gas and petroleum production.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. During the reporting period, the Portfolio maintained a large overweight position in the consumer discretionary sector, while the financials sector was the largest underweight position in the Portfolio.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Marsh & McLennan Cos., Inc.	1.8%
2.	Loews Corp.	1.6
3.	Gap, Inc. (The)	1.5
4.	Kohl’s Corp.	1.5
5.	Ameriprise Financial, Inc.	1.5
6.	Fifth Third Bancorp	1.5
7.	Expedia, Inc.	1.5
8.	Ball Corp.	1.5
9.	Cigna Corp.	1.4
10.	Amphenol Corp., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.1%
Consumer Discretionary	16.4
Industrials	9.6
Information Technology	9.5
Utilities	9.0
Materials	7.6
Health Care	5.6
Consumer Staples	5.0
Energy	4.7
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Mid Cap Value Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	September 28, 2001	8.15%	23.85%	22.15%	10.45%

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for JPMorgan Insurance Trust Mid Cap Value Portfolio is September 28, 2001, which is the inception date of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”). JPMorgan Insurance Trust Mid Cap Value Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Mid Cap Value Portfolio and have been used since the reorganization. As a result, the performance prior to April 25, 2009 is the performance of the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Mid Cap Value Portfolio, the Russell Midcap Value Index and the Lipper Variable Underlying Funds Multi-Cap Core Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Variable Underlying Funds Multi-Cap Core Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.0%
	Consumer Discretionary — 16.4%
	Hotels, Restaurants & Leisure — 1.1%
53,036	Marriott International, Inc., Class A	3,399,608
21,000	Starwood Hotels & Resorts Worldwide, Inc.	1,697,220

		5,096,828

	Household Durables — 2.2%
76,850	Jarden Corp. (a)	4,561,047
36,640	Mohawk Industries, Inc. (a)	5,068,778

		9,629,825

	Internet & Catalog Retail — 1.5%
83,230	Expedia, Inc.	6,555,195

	Media — 2.9%
22,390	CBS Corp. (Non-Voting), Class B	1,391,315
102,035	Clear Channel Outdoor Holdings, Inc., Class A	834,646
71,040	DISH Network Corp., Class A (a)	4,623,283
136,770	Gannett Co., Inc.	4,282,269
77,810	Time, Inc. (a)	1,884,558

		13,016,071

	Multiline Retail — 2.4%
26,800	Family Dollar Stores, Inc.	1,772,552
129,010	Kohl’s Corp.	6,796,247
34,480	Nordstrom, Inc.	2,342,226

		10,911,025

	Specialty Retail — 5.3%
7,928	AutoZone, Inc. (a)	4,251,311
54,900	Bed Bath & Beyond, Inc. (a)	3,150,162
90,670	Best Buy Co., Inc.	2,811,676
166,830	Gap, Inc. (The)	6,935,123
30,560	PetSmart, Inc.	1,827,488
35,760	Tiffany & Co.	3,584,940
21,980	TJX Cos., Inc. (The)	1,168,237

		23,728,937

	Textiles, Apparel & Luxury Goods — 1.0%
23,830	PVH Corp.	2,778,578
26,250	V.F. Corp.	1,653,750

		4,432,328

	Total Consumer Discretionary	73,370,209

	Consumer Staples — 5.1%
	Beverages — 1.6%
3,073	Brown-Forman Corp., Class B	289,384
18,190	Constellation Brands, Inc., Class A (a)	1,603,085
87,711	Dr. Pepper Snapple Group, Inc.	5,138,110

		7,030,579

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.9%
112,987	Kroger Co. (The)	5,584,947
405,550	Rite Aid Corp. (a)	2,907,794

		8,492,741

	Food Products — 0.8%
33,800	Hershey Co. (The)	3,291,106

	Household Products — 0.8%
30,600	Energizer Holdings, Inc.	3,734,118

	Total Consumer Staples	22,548,544

	Energy — 4.7%
	Oil, Gas & Consumable Fuels — 4.7%
54,870	Energen Corp.	4,876,846
37,120	EQT Corp.	3,968,128
88,780	PBF Energy, Inc., Class A	2,365,987
106,040	QEP Resources, Inc.	3,658,380
87,210	Southwestern Energy Co. (a)	3,967,183
39,410	Williams Cos., Inc. (The)	2,294,056

	Total Energy	21,130,580

	Financials — 28.3%
	Banks — 6.0%
39,250	City National Corp.	2,973,580
311,090	Fifth Third Bancorp	6,641,772
45,800	First Republic Bank	2,518,542
189,860	Huntington Bancshares, Inc.	1,811,264
47,160	M&T Bank Corp.	5,850,198
124,990	SunTrust Banks, Inc.	5,007,099
65,830	Zions Bancorporation	1,940,010

		26,742,465

	Capital Markets — 4.9%
55,360	Ameriprise Financial, Inc.	6,643,200
111,180	Invesco Ltd.	4,197,045
42,390	Legg Mason, Inc.	2,175,031
63,720	Northern Trust Corp.	4,091,461
55,740	T. Rowe Price Group, Inc.	4,705,014

		21,811,751

	Consumer Finance — 0.8%
144,480	Ally Financial, Inc. (a)	3,454,517

	Insurance — 9.0%
6,568	Alleghany Corp. (a)	2,877,572
39,800	Chubb Corp. (The)	3,668,366
117,530	Hartford Financial Services Group, Inc. (The)	4,208,749
164,980	Loews Corp.	7,260,770
155,690	Marsh & McLennan Cos., Inc.	8,067,856
178,154	Old Republic International Corp.	2,946,667

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
105,730	Unum Group	3,675,175
78,470	W.R. Berkley Corp.	3,633,946
126,290	XL Group plc, (Ireland)	4,133,471

		40,472,572

	Real Estate Investment Trusts (REITs) — 6.8%
65,190	American Campus Communities, Inc.	2,492,866
29,770	AvalonBay Communities, Inc.	4,232,996
85,000	Brixmor Property Group, Inc.	1,950,750
140,350	General Growth Properties, Inc.	3,306,646
189,160	Kimco Realty Corp.	4,346,897
76,175	Rayonier, Inc.	2,708,021
49,640	Regency Centers Corp.	2,763,955
46,214	Vornado Realty Trust	4,932,420
105,230	Weyerhaeuser Co.	3,482,061

		30,216,612

	Real Estate Management & Development — 0.5%
106,175	Brookfield Property Partners LP	2,215,872

	Thrifts & Mortgage Finance — 0.3%
135,750	Hudson City Bancorp, Inc.	1,334,423

	Total Financials	126,248,212

	Health Care — 5.6%
	Health Care Equipment & Supplies — 0.9%
88,990	CareFusion Corp. (a)	3,946,707

	Health Care Providers & Services — 4.7%
60,440	AmerisourceBergen Corp.	4,391,571
77,880	Brookdale Senior Living, Inc. (a)	2,596,519
69,160	Cigna Corp.	6,360,645
22,160	Henry Schein, Inc. (a)	2,629,727
39,520	Humana, Inc.	5,047,494

		21,025,956

	Total Health Care	24,972,663

	Industrials — 9.6%
	Building Products — 0.7%
78,990	Fortune Brands Home & Security, Inc.	3,154,071

	Electrical Equipment — 2.8%
80,380	AMETEK, Inc.	4,202,267
30,560	Hubbell, Inc., Class B	3,763,464
56,740	Regal-Beloit Corp.	4,457,494

		12,423,225

	Industrial Conglomerates — 1.2%
64,760	Carlisle Cos., Inc.	5,609,511

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.8%
64,910	IDEX Corp.	5,240,833
77,650	Rexnord Corp. (a)	2,185,848
42,000	Snap-on, Inc.	4,977,840

		12,404,521

	Professional Services — 1.1%
69,570	Equifax, Inc.	5,046,608

	Trading Companies & Distributors — 1.0%
46,540	MSC Industrial Direct Co., Inc., Class A	4,451,085

	Total Industrials	43,089,021

	Information Technology — 9.6%
	Communications Equipment — 0.6%
124,600	CommScope Holding Co., Inc. (a)	2,881,998

	Electronic Equipment, Instruments & Components — 2.8%
66,020	Amphenol Corp., Class A	6,360,367
102,090	Arrow Electronics, Inc. (a)	6,167,257

		12,527,624

	IT Services — 1.6%
100,990	Jack Henry & Associates, Inc.	6,001,836
46,600	Sabre Corp. (a)	934,330

		6,936,166

	Semiconductors & Semiconductor Equipment — 3.5%
104,630	Analog Devices, Inc.	5,657,344
59,070	KLA-Tencor Corp.	4,290,845
119,850	Xilinx, Inc.	5,670,103

		15,618,292

	Software — 1.1%
121,350	Synopsys, Inc. (a)	4,710,807

	Total Information Technology	42,674,887

	Materials — 7.7%
	Chemicals — 4.4%
53,330	Airgas, Inc.	5,808,170
75,466	Albemarle Corp.	5,395,819
25,391	Rayonier Advanced Materials, Inc. (a)	983,917
14,370	Sherwin-Williams Co. (The)	2,973,297
44,720	Sigma-Aldrich Corp.	4,538,186

		19,699,389

	Containers & Packaging — 3.3%
104,440	Ball Corp.	6,546,299
38,540	Rock-Tenn Co., Class A	4,069,439
76,820	Silgan Holdings, Inc.	3,903,992

		14,519,730

	Total Materials	34,219,119

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 9.0%
	Electric Utilities — 2.8%
65,530	Edison International	3,807,948
122,410	Westar Energy, Inc.	4,674,838
125,170	Xcel Energy, Inc.	4,034,229

		12,517,015

	Gas Utilities — 1.6%
37,830	National Fuel Gas Co.	2,962,089
174,050	Questar Corp.	4,316,440

		7,278,529

	Multi-Utilities — 4.6%
162,320	CenterPoint Energy, Inc.	4,145,653
137,700	CMS Energy Corp.	4,289,355
91,090	NiSource, Inc.	3,583,480
53,260	Sempra Energy	5,576,855
63,840	Wisconsin Energy Corp.	2,995,373

		20,590,716

	Total Utilities	40,386,260

	Total Common Stocks (Cost $268,084,944)	428,639,495

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 4.5%
	Investment Company — 4.5%
20,273,520	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $20,273,520)	20,273,520

	Total Investments — 100.5% (Cost $288,358,464)	448,913,015
	Liabilities in Excess of Other Assets — (0.5)%	(2,171,438)

	NET ASSETS — 100.0%	$446,741,577

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$428,639,495
Investments in affiliates, at value	20,273,520

Total investment securities, at value	448,913,015
Receivables:
Investment securities sold	532,335
Portfolio shares sold	243,287
Dividends from non-affiliates	473,688
Dividends from affiliates	168

Total Assets	450,162,493

LIABILITIES:
Payables:
Investment securities purchased	2,062,749
Portfolio shares redeemed	1,032,346
Accrued liabilities:
Investment advisory fees	234,010
Administration fees	30,120
Custodian and accounting fees	18,768
Trustees’ and Chief Compliance Officer’s fees	513
Other	42,410

Total Liabilities	3,420,916

Net Assets	$446,741,577

NET ASSETS:
Paid-in-Capital	$273,435,349
Accumulated undistributed net investment income	1,729,328
Accumulated net realized gains (losses)	11,022,349
Net unrealized appreciation (depreciation)	160,554,551

Total Net Assets	$446,741,577

Outstanding units of beneficial interest (shares)
(unlimited number of shares authorized, no par value):	41,666,501

Net Asset Value, offering and redemption price per share (a)	$10.72

Cost of investments in non-affiliates	$268,084,944
Cost of investments in affiliates	20,273,520

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,350,562
Dividend income from affiliates	761

Total investment income	3,351,323

EXPENSES:
Investment advisory fees	1,353,414
Administration fees	172,823
Custodian and accounting fees	15,591
Professional fees	22,906
Trustees’ and Chief Compliance Officer’s fees	2,331
Printing and mailing costs	23,257
Transfer agent fees	2,740
Other	46,919

Total expenses	1,639,981

Less amounts waived	(12,581)

Net expenses	1,627,400

Net investment income (loss)	1,723,923

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	18,357,711
Change in net unrealized appreciation/depreciation of investments in non-affiliates	13,233,328

Net realized/unrealized gains (losses)	31,591,039

Change in net assets resulting from operations	$33,314,962

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,723,923	$3,381,126
Net realized gain (loss)	18,357,711	24,547,256
Change in net unrealized appreciation/depreciation	13,233,328	69,447,842

Change in net assets resulting from operations	33,314,962	97,376,224

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,343,737)	(3,553,610)
From net realized gains	(22,810,374)	(3,818,800)

Total distributions to shareholders	(26,154,111)	(7,372,410)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	30,798,490	21,383,536

NET ASSETS:
Change in net assets	37,959,341	111,387,350
Beginning of period	408,782,236	297,394,886

End of period	$446,741,577	$408,782,236

Accumulated undistributed net investment income	$1,729,328	$3,349,142

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$48,590,784	$92,390,380
Distributions reinvested	26,154,111	7,372,410
Cost of shares redeemed	(43,946,405)	(78,379,254)

Change in net assets resulting from capital transactions	$30,798,490	$21,383,536

SHARE TRANSACTIONS:
Issued	4,572,356	9,778,101
Reinvested	2,564,129	824,654
Redeemed	(4,128,263)	(8,326,183)

Change in Shares	3,008,222	2,276,572

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Portfolio (f)
Six Months Ended June 30, 2014 (Unaudited)	$10.57	$0.04	$0.79	$0.83	$(0.09)	$(0.59)	$(0.68)
Year Ended December 31, 2013	8.17	0.09	2.51	2.60	(0.10)	(0.10)	(0.20)
Year Ended December 31, 2012	6.86	0.10	1.29	1.39	(0.08)	—	(0.08)
Year Ended December 31, 2011	6.80	0.09	0.06	0.15	(0.09)	—	(0.09)
Year Ended December 31, 2010	5.57	0.09	1.21	1.30	(0.07)	—	(0.07)
Year Ended December 31, 2009*	4.52	0.09	1.08	1.17	(0.11)	(0.01)	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Mid Cap Value Portfolio acquired all of the assets and liabilities of JPMorgan Mid Cap Value Portfolio (“Predecessor Portfolio”) in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by Mid Cap Value Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Mid Cap Value Portfolio.
*	Reflects a 4.187:1 stock split that occurred on April 24, 2009. All per share amounts presented for periods prior to the stock split have been adjusted to reflect the stock split.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.72	8.15%	$446,741,577	0.78%	0.83%	0.79%	15%
10.57	32.30	408,782,236	0.77	0.95	0.78	26
8.17	20.38	297,394,886	0.78	1.30	0.79	30
6.86	2.16	254,378,785	0.80	1.22	0.80	43
6.80	23.45	257,312,179	0.81	1.36	0.82	32
5.57	26.68	238,433,429	0.88	1.93	1.02	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Class Offered	Diversified/Non-Diversified
Mid Cap Value Portfolio	Class 1	Diversified

The investment objective of the Portfolio is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Effective as of the close of business on May 1, 2013, the Portfolio is offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet certain requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$448,913,015	$—	$—	$448,913,015

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2014.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income and net realized capital gains, if any, are generally declared and paid at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser and Administrator have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of the Portfolio’s average daily net assets.

The expense limitation agreement was in effect for the six months ended June 30, 2014. The contractual expense limitation percentage above is in place until at least April 30, 2015.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and the Administrator waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was $12,581.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$61,573,658	$61,408,589

During the six months ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$288,358,464	$160,672,369	$117,818	$160,554,551

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$5,413,132	*	$5,413,132	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Value Portfolio
Class 1
Actual	$1,000.00	$1,081.50	$4.03	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SEE NOTES TO FINANCIAL STATEMENTS.

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Votes Received (Amounts in thousands)
Marilyn McCoy
In Favor	55,921
Withheld	2,257

Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-JPMITMCVP-614

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust Small Cap Core Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Portfolio (Class 1 Shares)*	5.95%
Russell 2000 Index	3.19%

Net Assets as of 6/30/2014	$110,564,980

INVESTMENT OBJECTIVE**

The JPMorgan Insurance Trust Small Cap Core Portfolio (the “Portfolio”) seeks capital growth over the long term.

HOW DID THE MARKET PERFORM?

In the wake of the U.S. Federal Reserve’s (the “Fed”) decision to taper monthly asset purchases under its Quantitative Easing program, U.S. equity prices rose and the Standard & Poor’s (“S&P”) 500 Index reached its highest peak since inception in mid January. Equities retreated from there and the S&P 500 Index notched an 8.50% decline before starting to rebound. Despite severe winter weather that slowed consumer spending and construction, by late February the S&P 500 Index had climbed back into positive territory for the year to date.

Though the U.S. economy contracted by 2.90% during the first three months of 2014 — the sharpest drop in five years — equity markets continued to strengthen through the reporting period. By the end of June, the S&P 500 Index had hit 22 record high closings for the year to date. At the same time, equity market volatility retreated and the index did not move by more than one percent for 51 consecutive days. The Chicago Board Options Exchange Volatility Index reached its lowest level since February 2007. At June 30, the S&P 500 Index produced a year-to-date return of 7.14% and posted its sixth consecutive quarterly gain, the longest streak of quarterly gains since 1998.

Throughout the reporting period, the Fed proceeded to reduce its monthly asset purchases as the employment picture continued to improve. By the end of June, the central banks monthly purchases had been pared to $45 billion from $85 billion. While a successful Sunni-led insurgency in Iraq threatened to disrupt energy markets, global oil prices rose only slightly.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended June 30,

2014. The Portfolio’s security selection in the health services and systems sector and the systems hardware sector was a leading contributor to performance relative to the Benchmark. The Portfolio’s security selection in the finance and utilities sectors was a leading detractor from relative performance.

Leading contributors to the Portfolio’s relative performance included Tower International Inc., Rite Aid Corp. and Sanmina Corp. Shares of Tower International, an automotive components maker, rose after the company raised its forecast for earnings and revenue. Shares of Rite Aid, a retail drugstore chain, strengthened after the company forecast revenue slightly above analysts’ estimates. Shares of Sanmina, a provider of components, service and repairs to the technology sector, rose after the company forecast earnings above analysts’ estimates.

Leading individual detractors from relative performance included Medicines Co., Regional Management Corp. and Barrett Business Services Inc. Shares of Medicines, a pharmaceutical company focused on serving the hospital market, sank after a U.S. Food and Drug Administration panel voted against approval of the company’s blood clot preventer. Shares of Regional Management, a consumer finance company, slumped on reports of lax standards in its lending practices. Shares of Barrett, a staffing and management consulting company, fell after it issued a disappointing earnings forecast.

HOW WAS THE PORTFOLIO POSITIONED?

In accordance with its investment process, the portfolio managers take limited sector bets and construct the Portfolio so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Portfolio was managed and positioned in accordance with this investment process.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Sanmina Corp.	1.1%
2.	Tower International, Inc.	1.1
3.	Deluxe Corp.	1.1
4.	Barnes & Noble, Inc.	1.0
5.	Warren Resources, Inc.	1.0
6.	Greatbatch, Inc.	1.0
7.	WebMD Health Corp.	1.0
8.	Dynegy, Inc.	1.0
9.	Popular, Inc., (Puerto Rico)	1.0
10.	NuVasive, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.8%
Information Technology	17.6
Industrials	14.3
Consumer Discretionary	13.5
Health Care	11.8
Energy	7.0
Consumer Staples	4.1
Materials	3.8
Utilities	3.2
Telecommunication Services	1.2
U.S. Treasury Obligation	0.2
Short-Term Investment	1.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust Small Cap Core Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	January 3, 1995	5.95%	28.72%	22.15%	8.98%
CLASS 2 SHARES	April 24, 2009	5.82	28.38	21.83	8.83

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/04 to 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Inception date for Class 1 Shares is January 3, 1995, which is the inception date of JPMorgan Small Company Portfolio (“Predecessor Portfolio”). The JPMorgan Insurance Trust Small Cap Core Portfolio acquired all of the assets and liabilities of the Predecessor Portfolio in a reorganization on April 24, 2009. The Predecessor Portfolio’s performance and financial history have been adopted by JPMorgan Insurance Trust Small Cap Core Portfolio and have been used since the reorganization. As a result the performance for Class 1 Shares prior to April 25, 2009, is the performance of the Predecessor Portfolio.

Returns for Class 2 Shares prior to April 25, 2009 are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares and the Predecessor Portfolio.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust Small Cap Core Portfolio, the Russell 2000 Index and the Lipper Variable Underlying Funds Small-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.1%
	Consumer Discretionary — 13.5%
	Auto Components — 1.4%
4,300	Standard Motor Products, Inc.	192,081
8,900	Stoneridge, Inc. (a)	95,408
33,100	Tower International, Inc. (a)	1,219,404

		1,506,893

	Distributors — 0.3%
6,200	Core-Mark Holding Co., Inc.	282,906
1,460	VOXX International Corp. (a)	13,739

		296,645

	Diversified Consumer Services — 0.6%
12,400	2U, Inc. (a)	208,444
1,500	Capella Education Co.	81,585
17,400	Chegg, Inc. (a)	122,496
3,000	ITT Educational Services, Inc. (a)	50,070
9,500	ServiceMaster Global Holdings, Inc. (a)	173,185

		635,780

	Hotels, Restaurants & Leisure — 1.4%
5,300	Einstein Noah Restaurant Group, Inc.	85,118
9,500	Jack in the Box, Inc.	568,480
3,800	La Quinta Holdings, Inc. (a)	72,732
27,968	Ruth’s Hospitality Group, Inc.	345,405
18,100	Sonic Corp. (a)	399,648
2,400	Zoe’s Kitchen, Inc. (a)	82,512

		1,553,895

	Household Durables — 2.0%
5,800	Century Communities, Inc. (a)	128,470
3,000	GoPro, Inc., Class A (a)	121,650
14,800	Helen of Troy Ltd., (Bermuda) (a)	897,324
3,089	Jarden Corp. (a)	183,332
10,700	KB Home	199,876
2,200	Libbey, Inc. (a)	58,608
7,800	Lifetime Brands, Inc.	122,616
1,600	NACCO Industries, Inc., Class A	80,960
22,000	Skullcandy, Inc. (a)	159,500
2,300	Turtle Beach Corp. (a)	21,252
5,600	Universal Electronics, Inc. (a)	273,728

		2,247,316

	Internet & Catalog Retail — 0.1%
2,500	Coupons.com, Inc. (a)	65,775

	Leisure Products — 0.0% (g)
2,300	Nautilus, Inc. (a)	25,507

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 1.4%
2,500	AMC Entertainment Holdings, Inc., Class A (m)	62,175
38,000	E.W. Scripps Co. (The), Class A (a)	804,080
5,300	Entercom Communications Corp., Class A (a)	56,869
11,700	Gray Television, Inc. (a)	153,621
13,700	Journal Communications, Inc., Class A (a)	121,519
1,900	Live Nation Entertainment, Inc. (a)	46,911
9,900	Markit Ltd., (United Kingdom) (a)	267,102
2,600	Sinclair Broadcast Group, Inc., Class A	90,350

		1,602,627

	Multiline Retail — 0.7%
6,700	Dillard’s, Inc., Class A	781,287

	Specialty Retail — 4.1%
49,700	Barnes & Noble, Inc. (a)	1,132,663
16,700	Brown Shoe Co., Inc.	477,787
10,800	Cato Corp. (The), Class A	333,720
1,500	Children’s Place, Inc. (The)	74,445
4,800	Destination Maternity Corp.	109,296
32,200	Express, Inc. (a)	548,366
10,700	Lithia Motors, Inc., Class A	1,006,549
3,900	Michaels Cos., Inc. (The) (a)	66,495
104,445	Office Depot, Inc. (a)	594,292
2,200	Outerwall, Inc. (a)	130,570
5,200	Systemax, Inc. (a)	74,724

		4,548,907

	Textiles, Apparel & Luxury Goods — 1.5%
9,300	G-III Apparel Group Ltd. (a)	759,438
19,500	Iconix Brand Group, Inc. (a)	837,330
2,300	RG Barry Corp.	43,585

		1,640,353

	Total Consumer Discretionary	14,904,985

	Consumer Staples — 4.0%
	Food & Staples Retailing — 1.9%
10,250	Andersons, Inc. (The)	528,695
114,500	Rite Aid Corp. (a)	820,965
28,800	Roundy’s, Inc.	158,688
30,080	SpartanNash Co.	631,981

		2,140,329

	Food Products — 1.7%
57,800	Chiquita Brands International, Inc. (a)	627,130
28,700	Pilgrim’s Pride Corp. (a)	785,232

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Food Products — continued
8,200	Pinnacle Foods, Inc.	269,780
2,600	Sanderson Farms, Inc.	252,720

		1,934,862

	Personal Products — 0.4%
4,400	Revlon, Inc., Class A (a)	134,200
3,400	USANA Health Sciences, Inc. (a)	265,676

		399,876

	Total Consumer Staples	4,475,067

	Energy — 7.0%
	Energy Equipment & Services — 2.1%
8,900	C&J Energy Services, Inc. (a)	300,642
7,800	Dawson Geophysical Co.	223,470
9,700	Forum Energy Technologies, Inc. (a)	353,371
9,800	Helix Energy Solutions Group, Inc. (a)	257,838
10,800	Matrix Service Co. (a)	354,132
2,600	Pioneer Energy Services Corp. (a)	45,604
10,312	Superior Energy Services, Inc.	372,675
19,100	Tesco Corp.	407,594

		2,315,326

	Oil, Gas & Consumable Fuels — 4.9%
11,100	Carrizo Oil & Gas, Inc. (a)	768,786
10,200	Delek U.S. Holdings, Inc.	287,946
4,695	Energy XXI Bermuda Ltd., (Bermuda)	110,943
7,800	Equal Energy Ltd.	42,276
23,600	Green Plains, Inc.	775,732
2,600	Memorial Resource Development Corp. (a)	63,336
16,100	Pacific Ethanol, Inc. (a)	246,169
1,200	Parsley Energy, Inc., Class A (a)	28,884
45,000	Renewable Energy Group, Inc. (a)	516,150
2,000	REX American Resources Corp. (a)	146,620
2,500	Ring Energy, Inc. (a)	43,625
1,600	SemGroup Corp., Class A	126,160
7,600	Stone Energy Corp. (a)	355,604
2,900	TransAtlantic Petroleum Ltd. (a)	33,031
27,300	VAALCO Energy, Inc. (a)	197,379
178,400	Warren Resources, Inc. (a)	1,106,080
10,800	Western Refining, Inc.	405,540
2,300	Westmoreland Coal Co. (a)	83,444
2,400	World Fuel Services Corp.	118,152

		5,455,857

	Total Energy	7,771,183

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 21.8%
	Banks — 7.0%
2,900	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	86,043
10,800	BBCN Bancorp, Inc.	172,260
2,500	BNC Bancorp	42,675
1,100	Bridge Bancorp, Inc.	26,389
6,300	Cathay General Bancorp	161,028
3,700	Citizens & Northern Corp.	72,113
1,364	Community Trust Bancorp, Inc.	46,676
500	ConnectOne Bancorp, Inc. (a)	24,945
21,180	Customers Bancorp, Inc. (a)	423,812
26,455	East West Bancorp, Inc.	925,660
2,744	Fidelity Southern Corp.	35,645
3,900	Financial Institutions, Inc.	91,338
49,400	First BanCorp, (Puerto Rico) (a)	268,736
1,300	First Business Financial Services, Inc.	61,139
18,900	First Commonwealth Financial Corp.	174,258
4,700	First Community Bancshares, Inc.	67,351
4,500	First Financial Bancorp	77,445
3,600	First Merchants Corp.	76,104
7,300	First NBC Bank Holding Co. (a)	244,623
27,157	FirstMerit Corp.	536,351
27,325	Hanmi Financial Corp.	576,011
3,700	Huntington Bancshares, Inc.	35,298
875	Iberiabank Corp.	60,541
3,400	MainSource Financial Group, Inc.	58,650
700	National Bankshares, Inc.	21,623
2,471	NBT Bancorp, Inc.	59,353
1,100	Park Sterling Corp.	7,249
1,200	Peoples Bancorp, Inc.	31,740
600	Peoples Financial Services Corp.	30,834
7,800	Pinnacle Financial Partners, Inc.	307,944
31,600	Popular, Inc., (Puerto Rico) (a)	1,080,088
6,400	Preferred Bank (a)	151,296
4,000	PrivateBancorp, Inc.	116,240
1,200	Prosperity Bancshares, Inc.	75,120
4,550	Sierra Bancorp	71,890
11,935	Southwest Bancorp, Inc.	203,611
1,600	Square 1 Financial, Inc., Class A (a)	30,416
11,100	Susquehanna Bancshares, Inc.	117,216
1,200	SVB Financial Group (a)	139,944
2,900	Texas Capital Bancshares, Inc. (a)	156,455
8,200	Tristate Capital Holdings, Inc. (a)	115,866
2,200	WesBanco, Inc.	68,288
3,500	West Bancorporation, Inc.	53,305

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
53,700	Wilshire Bancorp, Inc.	551,499
1,600	Yadkin Financial Corp. (a)	30,144

		7,765,212

	Capital Markets — 1.3%
2,700	Arlington Asset Investment Corp., Class A	73,791
49,100	BGC Partners, Inc., Class A	365,304
18,200	Cowen Group, Inc., Class A (a)	76,804
24,800	Investment Technology Group, Inc. (a)	418,624
15,400	Ladenburg Thalmann Financial Services, Inc. (a)	48,510
11,000	Manning & Napier, Inc.	189,860
4,200	Moelis & Co. (a)	141,162
3,200	Piper Jaffray Cos. (a)	165,664

		1,479,719

	Consumer Finance — 2.0%
13,800	Cash America International, Inc.	613,134
7,600	Encore Capital Group, Inc. (a)	345,192
46,100	Green Dot Corp., Class A (a)	874,978
5,300	JGWPT Holdings, Inc., Class A (a)	59,678
6,000	Nelnet, Inc., Class A	248,580
2,900	Regional Management Corp. (a)	44,863

		2,186,425

	Insurance — 2.6%
31,800	American Equity Investment Life Holding Co.	782,280
5,925	Aspen Insurance Holdings Ltd., (Bermuda)	269,114
40,000	CNO Financial Group, Inc.	712,000
2,100	Crawford & Co., Class B	21,168
1,600	Federated National Holding Co.	40,800
5,000	HCI Group, Inc.	203,000
10,800	Hilltop Holdings, Inc. (a)	229,608
1,400	Horace Mann Educators Corp.	43,778
10,900	Maiden Holdings Ltd., (Bermuda)	131,781
1,100	Montpelier Re Holdings Ltd., (Bermuda)	35,145
3,000	Selective Insurance Group, Inc.	74,160
1,200	Stewart Information Services Corp.	37,212
5,300	Symetra Financial Corp.	120,522
3,200	United Fire Group, Inc.	93,824
1,006	Validus Holdings Ltd., (Bermuda)	38,469

		2,832,861

	Real Estate Investment Trusts (REITs) — 7.9%
800	Agree Realty Corp. (m)	24,184
3,583	American Campus Communities, Inc.	137,014
76,100	Anworth Mortgage Asset Corp.	392,676
3,380	Ashford Hospitality Prime, Inc.	58,001

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
55,396	Ashford Hospitality Trust, Inc.	639,270
55,600	Capstead Mortgage Corp.	731,140
7,300	Chatham Lodging Trust	159,870
6,300	Chesapeake Lodging Trust	190,449
9,300	CoreSite Realty Corp.	307,551
20,700	Cousins Properties, Inc.	257,715
23,475	DCT Industrial Trust, Inc.	192,729
7,700	DDR Corp.	135,751
2,600	EastGroup Properties, Inc.	166,998
19,000	Education Realty Trust, Inc.	204,060
34,000	First Industrial Realty Trust, Inc.	640,560
2,600	Franklin Street Properties Corp.	32,708
13,100	Geo Group, Inc. (The)	468,063
7,100	Glimcher Realty Trust	76,893
1,250	Home Properties, Inc.	79,950
5,000	LaSalle Hotel Properties	176,450
3,200	LTC Properties, Inc.	124,928
995	Mid-America Apartment Communities, Inc.	72,685
2,600	Parkway Properties, Inc.	53,690
6,300	Pebblebrook Hotel Trust	232,848
9,025	Pennsylvania Real Estate Investment Trust	169,850
15,600	PennyMac Mortgage Investment Trust	342,264
17,100	Potlatch Corp.	707,940
2,875	PS Business Parks, Inc.	240,034
13,200	RAIT Financial Trust	109,164
2,300	Ramco-Gershenson Properties Trust	38,226
16,200	Redwood Trust, Inc.	315,414
16,800	RLJ Lodging Trust	485,352
25,100	Strategic Hotels & Resorts, Inc. (a)	293,921
1,200	Sun Communities, Inc.	59,808
28,800	Sunstone Hotel Investors, Inc.	429,984

		8,748,140

	Thrifts & Mortgage Finance — 1.0%
1,900	BofI Holding, Inc. (a)	139,593
16,000	Flagstar Bancorp, Inc. (a)	289,600
4,900	HomeStreet, Inc.	90,013
2,400	OceanFirst Financial Corp.	39,744
10,075	Ocwen Financial Corp. (a)	373,783
6,900	Walker & Dunlop, Inc. (a)	97,359
1,400	Washington Federal, Inc.	31,402

		1,061,494

	Total Financials	24,073,851

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care — 11.7%
	Biotechnology — 3.9%
4,400	Acceleron Pharma, Inc. (a) (m)	149,468
1,000	Adamas Pharmaceuticals, Inc. (a) (m)	18,280
500	Agios Pharmaceuticals, Inc. (a) (m)	22,910
3,800	Alnylam Pharmaceuticals, Inc. (a) (m)	240,046
1,600	Applied Genetic Technologies Corp. (a)	36,960
5,100	Ardelyx, Inc. (a)	81,447
28,900	ARIAD Pharmaceuticals, Inc. (a)	184,093
10,052	Auspex Pharmaceuticals, Inc. (a)	223,858
5,900	Cara Therapeutics, Inc. (a)	100,418
8,300	Celladon Corp. (a)	132,966
26,800	Celldex Therapeutics, Inc. (a)	437,376
6,900	Cerulean Pharma, Inc. (a)	40,020
12,200	Dicerna Pharmaceuticals, Inc. (a)	275,354
5,100	Eleven Biotherapeutics, Inc. (a)	67,218
5,300	Flexion Therapeutics, Inc. (a)	71,444
500	Intercept Pharmaceuticals, Inc. (a)	118,315
4,200	InterMune, Inc. (a)	185,430
4,300	Isis Pharmaceuticals, Inc. (a)	148,135
1,000	Karyopharm Therapeutics, Inc. (a)	46,550
10,500	Kindred Biosciences, Inc. (a)	195,720
2,300	Kite Pharma, Inc. (a)	66,516
3,200	MacroGenics, Inc. (a)	69,536
7,100	NPS Pharmaceuticals, Inc. (a)	234,655
1,100	Ophthotech Corp. (a)	46,541
6,100	Synageva BioPharma Corp. (a)	639,280
43,900	Threshold Pharmaceuticals, Inc. (a)	173,844
10,100	Trevena, Inc. (a)	57,065
4,600	Ultragenyx Pharmaceutical, Inc. (a)	206,494
2,100	Zafgen, Inc. (a)	41,538

		4,311,477

	Health Care Equipment & Supplies — 2.9%
22,300	Greatbatch, Inc. (a)	1,094,038
2,500	Inogen, Inc. (a)	56,400
11,000	Insulet Corp. (a)	436,370
3,700	K2M Group Holdings, Inc. (a)	55,056
30,200	NuVasive, Inc. (a)	1,074,214
8,500	Orthofix International N.V., (Curacao) (a)	308,125
3,800	PhotoMedex, Inc. (a)	46,550
8,800	TransEnterix, Inc. (a)	44,352
5,100	TriVascular Technologies, Inc. (a)	79,407

		3,194,512

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.4%
4,800	Adeptus Health, Inc., Class A (a) (m)	121,776
10,813	Amsurg Corp. (a)	492,748
3,000	BioTelemetry, Inc. (a)	21,510
5,100	Centene Corp. (a)	385,611
58,300	Cross Country Healthcare, Inc. (a)	380,116
9,400	Kindred Healthcare, Inc.	217,140
14,100	Molina Healthcare, Inc. (a)	629,283
8,100	Owens & Minor, Inc.	275,238
5,300	RadNet, Inc. (a)	35,139
8,000	Select Medical Holdings Corp.	124,800

		2,683,361

	Health Care Technology — 0.1%
2,600	Castlight Health, Inc., Class B (a)	39,520
4,800	Imprivata, Inc. (a)	78,624

		118,144

	Life Sciences Tools & Services — 0.2%
2,600	Furiex Pharmaceuticals, Inc. (a)	276,068

	Pharmaceuticals — 2.2%
1,200	Achaogen, Inc. (a) (m)	16,752
12,900	Amphastar Pharmaceuticals, Inc. (a)	129,129
2,900	Egalet Corp. (a)	38,048
12,100	Impax Laboratories, Inc. (a)	362,879
3,800	Jazz Pharmaceuticals plc (a)	558,638
7,300	Lannett Co., Inc. (a)	362,226
10,300	Medicines Co. (The) (a)	299,318
4,800	Phibro Animal Health Corp., Class A (a)	105,360
3,000	Questcor Pharmaceuticals, Inc.	277,470
6,600	Revance Therapeutics, Inc. (a)	224,400
1,300	ZS Pharma, Inc. (a)	37,375

		2,411,595

	Total Health Care	12,995,157

	Industrials — 14.3%
	Aerospace & Defense — 1.6%
12,900	AAR Corp. (m)	355,524
1,100	Curtiss-Wright Corp.	72,116
20,800	Engility Holdings, Inc. (a)	795,808
4,400	Esterline Technologies Corp. (a)	506,528
500	Triumph Group, Inc.	34,910

		1,764,886

	Air Freight & Logistics — 0.3%
3,200	Atlas Air Worldwide Holdings, Inc. (a)	117,920
3,000	Park-Ohio Holdings Corp.	174,330

		292,250

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Airlines — 1.2%
9,100	Alaska Air Group, Inc. (m)	864,955
19,300	Hawaiian Holdings, Inc. (a)	264,603
11,100	SkyWest, Inc.	135,642

		1,265,200

	Building Products — 0.1%
7,475	Gibraltar Industries, Inc. (a)	115,937

	Commercial Services & Supplies — 3.7%
26,800	ABM Industries, Inc. (m)	723,064
13,600	ARC Document Solutions, Inc. (a) (m)	79,696
10,300	Brady Corp., Class A	307,661
6,100	Ceco Environmental Corp.	95,099
68,800	Cenveo, Inc. (a)	255,248
20,350	Deluxe Corp.	1,192,103
2,100	Herman Miller, Inc.	63,504
32,400	Kimball International, Inc., Class B	541,728
9,500	Knoll, Inc.	164,635
23,500	Steelcase, Inc., Class A	355,555
1,000	UniFirst Corp.	106,000
3,300	United Stationers, Inc.	136,851
4,774	Viad Corp.	113,812

		4,134,956

	Construction & Engineering — 0.8%
2,100	Argan, Inc.	78,309
8,775	EMCOR Group, Inc.	390,751
12,518	Tutor Perini Corp. (a)	397,321

		866,381

	Electrical Equipment — 1.2%
3,500	Acuity Brands, Inc. (m)	483,875
5,700	EnerSys	392,103
4,900	Generac Holdings, Inc. (a)	238,826
930	LSI Industries, Inc.	7,422
2,700	Regal-Beloit Corp.	212,112

		1,334,338

	Machinery — 2.6%
4,600	Barnes Group, Inc.	177,284
3,900	Columbus McKinnon Corp.	105,495
12,500	Federal Signal Corp.	183,125
9,300	Global Brass & Copper Holdings, Inc.	157,170
3,100	Hyster-Yale Materials Handling, Inc.	274,474
5,900	Kadant, Inc.	226,855
4,300	LB Foster Co., Class A	232,716
200	Middleby Corp. (The) (a)	16,544
7,800	NN, Inc.	199,524

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
800	Standex International Corp.	59,584
7,600	TriMas Corp. (a)	289,788
14,700	Wabash National Corp. (a)	209,475
7,100	Wabtec Corp.	586,389
900	Watts Water Technologies, Inc., Class A	55,557
4,800	Xerium Technologies, Inc. (a)	67,008

		2,840,988

	Professional Services — 0.8%
6,800	Barrett Business Services, Inc.	319,600
2,900	Heidrick & Struggles International, Inc.	53,650
2,600	Hill International, Inc. (a)	16,198
1,600	Kelly Services, Inc., Class A	27,472
3,300	Paylocity Holding Corp. (a)	71,379
6,200	RPX Corp. (a)	110,050
2,400	TriNet Group, Inc. (a)	57,768
5,200	TrueBlue, Inc. (a)	143,364
1,800	VSE Corp.	126,576

		926,057

	Road & Rail — 1.7%
500	AMERCO	145,380
19,850	ArcBest Corp.	863,673
2,000	Avis Budget Group, Inc. (a)	119,380
17,500	Quality Distribution, Inc. (a)	260,050
3,050	Saia, Inc. (a)	133,987
12,200	Swift Transportation Co. (a)	307,806
2,100	Universal Truckload Services, Inc.	53,256

		1,883,532

	Trading Companies & Distributors — 0.3%
6,475	Applied Industrial Technologies, Inc.	328,477
900	Beacon Roofing Supply, Inc. (a)	29,808
2,300	General Finance Corp. (a)	21,850

		380,135

	Total Industrials	15,804,660

	Information Technology — 17.6%
	Communications Equipment — 1.3%
1,700	Arista Networks, Inc. (a)	106,063
31,582	ARRIS Group, Inc. (a)	1,027,363
22,200	Extreme Networks, Inc. (a)	98,568
18,600	Polycom, Inc. (a)	233,058

		1,465,052

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Electronic Equipment, Instruments & Components — 2.4%
26,800	Benchmark Electronics, Inc. (a)	682,864
2,000	CUI Global, Inc. (a)	16,800
11,300	Insight Enterprises, Inc. (a)	347,362
2,000	Littelfuse, Inc.	185,900
9,000	Newport Corp. (a)	166,500
54,800	Sanmina Corp. (a)	1,248,344

		2,647,770

	Internet Software & Services — 3.0%
9,100	Aerohive Networks, Inc. (a) (m)	74,802
2,300	Amber Road, Inc. (a)	37,099
1,000	Borderfree, Inc. (a)	16,570
19,800	Carbonite, Inc. (a)	237,006
11,700	Cornerstone OnDemand, Inc. (a)	538,434
6,800	Demandware, Inc. (a)	471,716
1,000	Digital River, Inc. (a)	15,430
5,500	Five9, Inc. (a)	39,600
1,100	GrubHub, Inc. (a)	38,951
5,300	Intralinks Holdings, Inc. (a)	47,117
400	OPOWER, Inc. (a)	7,540
2,500	Q2 Holdings, Inc. (a)	35,650
22,544	WebMD Health Corp. (a)	1,088,875
7,800	Yelp, Inc. (a)	598,104

		3,246,894

	IT Services — 2.3%
9,725	CSG Systems International, Inc.	253,920
1,900	EVERTEC, Inc., (Puerto Rico)	46,056
55,900	Global Cash Access Holdings, Inc. (a)	497,510
18,900	iGATE Corp. (a)	687,771
1,400	Science Applications International Corp.	61,824
32,000	Unisys Corp. (a)	791,680
5,602	VeriFone Systems, Inc. (a)	205,873

		2,544,634

	Semiconductors & Semiconductor Equipment — 4.1%
6,250	Alpha & Omega Semiconductor Ltd. (a)	57,937
19,575	Amkor Technology, Inc. (a)	218,849
14,400	Audience, Inc. (a)	172,224
5,600	Brooks Automation, Inc.	60,312
11,400	First Solar, Inc. (a)	810,084
12,000	Integrated Silicon Solution, Inc. (a)	177,240
9,900	Lattice Semiconductor Corp. (a)	81,675
3,700	Nanometrics, Inc. (a)	67,525
8,900	Pericom Semiconductor Corp. (a)	80,456
4,922	Photronics, Inc. (a)	42,329

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
24,200	Silicon Image, Inc. (a)	121,968
15,600	Skyworks Solutions, Inc.	732,576
21,600	Spansion, Inc., Class A (a)	455,112
40,700	SunEdison, Inc. (a)	919,820
61,900	Ultra Clean Holdings, Inc. (a)	560,195

		4,558,302

	Software — 4.2%
16,184	Actuate Corp. (a) (m)	77,198
1,406	Aspen Technology, Inc. (a)	65,238
1,700	Comverse, Inc. (a)	45,356
2,000	FireEye, Inc. (a)	81,100
5,700	Manhattan Associates, Inc. (a)	196,251
8,600	MobileIron, Inc. (a)	81,872
6,100	Model N, Inc. (a)	67,405
7,700	Paycom Software, Inc. (a)	112,343
41,300	Pegasystems, Inc.	872,256
13,000	Proofpoint, Inc. (a)	486,980
7,140	PTC, Inc. (a)	277,032
1,300	Rovi Corp. (a)	31,148
2,800	Rubicon Project, Inc. (The) (a)	35,952
39,700	Take-Two Interactive Software, Inc. (a)	882,928
50,400	TeleCommunication Systems, Inc., Class A (a)	165,816
14,700	Telenav, Inc. (a)	83,643
3,600	TIBCO Software, Inc. (a)	72,612
26,300	TiVo, Inc. (a)	339,533
4,300	Varonis Systems, Inc. (a)	124,743
10,700	Verint Systems, Inc. (a)	524,835
2,200	Zendesk, Inc. (a)	38,236

		4,662,477

	Technology Hardware, Storage & Peripherals — 0.3%
10,200	Avid Technology, Inc. (a)	75,480
16,500	QLogic Corp. (a)	166,485
3,100	Super Micro Computer, Inc. (a)	78,337

		320,302

	Total Information Technology	19,445,431

	Materials — 3.8%
	Chemicals — 1.9%
10,800	A Schulman, Inc.	417,960
10,100	Axiall Corp.	477,427
700	FutureFuel Corp.	11,613
900	Innospec, Inc.	38,853
6,200	Koppers Holdings, Inc.	237,150
16,100	Kronos Worldwide, Inc.	252,287
7,200	Minerals Technologies, Inc.	472,176

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Chemicals — continued
11,300	OMNOVA Solutions, Inc. (a)	102,717
5,700	Senomyx, Inc. (a)	49,305

		2,059,488

	Construction Materials — 0.1%
5,100	Headwaters, Inc. (a)	70,839

	Containers & Packaging — 0.9%
38,100	Graphic Packaging Holding Co. (a)	445,770
5,575	Rock-Tenn Co., Class A	588,664

		1,034,434

	Metals & Mining — 0.6%
10,800	Commercial Metals Co.	186,948
12,000	Worthington Industries, Inc.	516,480

		703,428

	Paper & Forest Products — 0.3%
5,100	Boise Cascade Co. (a)	146,064
8,900	Resolute Forest Products, Inc., (Canada) (a)	149,342

		295,406

	Total Materials	4,163,595

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
6,200	IDT Corp., Class B	108,004
59,300	Inteliquent, Inc.	822,491
9,300	Intelsat S.A., (Luxembourg) (a)	175,212
15,700	Premiere Global Services, Inc. (a)	209,595

	Total Telecommunication Services	1,315,302

	Utilities — 3.2%
	Electric Utilities — 1.5%
1,125	El Paso Electric Co.	45,236
3,300	Empire District Electric Co. (The)	84,744
5,200	IDACORP, Inc.	300,716
2,750	MGE Energy, Inc.	108,653
25,575	Portland General Electric Co.	886,685
1,925	UNS Energy Corp.	116,289

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
1,900	Westar Energy, Inc.	72,561

		1,614,884

	Gas Utilities — 0.7%
419	AGL Resources, Inc. (m)	23,058
900	Chesapeake Utilities Corp.	64,197
3,100	Laclede Group, Inc. (The)	150,505
5,300	New Jersey Resources Corp.	302,948
1,400	Northwest Natural Gas Co.	66,010
2,600	Southwest Gas Corp.	137,254
1,600	WGL Holdings, Inc.	68,960

		812,932

	Independent Power & Renewable Electricity Producers — 1.0%
31,200	Dynegy, Inc. (a)	1,085,760

	Total Utilities	3,513,576

	Total Common Stocks (Cost $74,538,800)	108,462,807

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
230,000	U.S. Treasury Note, 0.250%, 11/30/14 (k) (Cost $230,111)	230,153

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
1,690,283	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,690,283)	1,690,283

	Total Investments — 99.8% (Cost $76,459,194)	110,383,243
	Other Assets in Excess of Liabilities — 0.2%	181,737

	NET ASSETS — 100.0%	$110,564,980

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT JUNE 30, 2014	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	E-mini Russell 2000	09/19/14	$2,261,570	$34,572

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

JPMorgan Insurance Trust Small Cap Core Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

Small Cap Core Portfolio
ASSETS:
Investments in non-affiliates, at value	$108,692,960
Investments in affiliates, at value	1,690,283

Total investment securities, at value	110,383,243
Receivables:
Investment securities sold	3,261,071
Portfolio shares sold	38,766
Interest and dividends from non-affiliates	96,215
Dividends from affiliates	16
Variation margin on futures contracts	15,770

Total Assets	113,795,081

LIABILITIES:
Payables:
Investment securities purchased	2,936,869
Portfolio shares redeemed	158,512
Accrued liabilities:
Investment advisory fees	57,395
Administration fees	7,378
Distribution fees	431
Custodian and accounting fees	32,349
Other	37,167

Total Liabilities	3,230,101

Net Assets	$110,564,980

NET ASSETS :
Paid-in-Capital	$70,546,537
Accumulated undistributed net investment income	124,013
Accumulated net realized gains (losses)	5,935,809
Net unrealized appreciation (depreciation)	33,958,621

Total Net Assets	$110,564,980

Net Assets:
Class 1	$108,419,951
Class 2	2,145,029

Total	$110,564,980

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	4,661,240
Class 2	92,718

Net Asset Value, offering and redemption price per share (a):
Class 1	$23.26
Class 2	23.13

Cost of investments in non-affiliates	$74,768,911
Cost of investments in affiliates	1,690,283

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Small Cap Core Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$517,499
Dividend income from affiliates	137
Interest income from non-affiliates	150

Total investment income	517,786

EXPENSES:
Investment advisory fees	343,071
Administration fees	43,808
Distribution fees — Class 2	2,574
Custodian and accounting fees	21,761
Professional fees	20,953
Trustees’ and Chief Compliance Officer’s fees	422
Printing and mailing costs	13,031
Transfer agent fees	4,564
Other	13,296

Total expenses	463,480

Less amounts waived	(2,707)

Net expenses	460,773

Net investment income (loss)	57,013

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,190,634
Futures	151,857

Net realized gains (losses)	7,342,491

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(1,184,795)
Futures	(102,024)

Change in net unrealized appreciation/depreciation	(1,286,819)

Net realized/unrealized gains (losses)	6,055,672

Change in net assets resulting from operations	$6,112,685

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Small Cap Core Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$57,013	$200,590
Net realized gain (loss)	7,342,491	11,512,746
Change in net unrealized appreciation/depreciation	(1,286,819)	18,804,459

Change in net assets resulting from operations	6,112,685	30,517,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(147,690)	(465,407)
From net realized gains	(8,459,332)	—
Class 2
From net investment income	—	(8,021)
From net realized gains	(167,241)	—

Total distributions to shareholders	(8,774,263)	(473,428)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,842,518	8,630,419

NET ASSETS:
Change in net assets	3,180,940	38,674,786
Beginning of period	107,384,040	68,709,254

End of period	$110,564,980	$107,384,040

Accumulated undistributed net investment income	$124,013	$214,690

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$15,435,949	$33,235,115
Distributions reinvested	8,607,022	465,407
Cost of shares redeemed	(18,241,133)	(24,490,483)

Change in net assets resulting from Class 1 capital transactions	$5,801,838	$9,210,039

Class 2
Proceeds from shares issued	$38,679	$114,156
Distributions reinvested	167,241	8,021
Cost of shares redeemed	(165,240)	(701,797)

Change in net assets resulting from Class 2 capital transactions	$40,680	$(579,620)

Total change in net assets resulting from capital transactions	$5,842,518	$8,630,419

SHARE TRANSACTIONS:
Class 1
Issued	651,098	1,627,113
Reinvested	407,722	25,009
Redeemed	(776,823)	(1,202,427)

Change in Class 1 Shares	281,997	449,695

Class 2
Issued	1,651	5,488
Reinvested	7,964	432
Redeemed	(7,019)	(33,532)

Change in Class 2 Shares	2,596	(27,612)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Portfolio (f)
Class 1
Six Months Ended June 30, 2014 (Unaudited)	$24.03	$0.01	(g)	$1.21	$1.22	$(0.03)	$(1.96)	$(1.99)
Year Ended December 31, 2013	16.98	0.05	(h)(i)	7.11	7.16	(0.11)	—	(0.11)
Year Ended December 31, 2012	14.22	0.13	(j)	2.66	2.79	(0.03)	—	(0.03)
Year Ended December 31, 2011	14.95	0.04		(0.75)	(0.71)	(0.02)	—	(0.02)
Year Ended December 31, 2010	11.76	0.02		3.17	3.19	—	—	—
Year Ended December 31, 2009	9.84	0.05		2.11	2.16	(0.08)	(0.16)	(0.24)

Class 2
Six Months Ended June 30, 2014 (Unaudited)	23.91	(0.02	)(g)	1.20	1.18	—	(1.96)	(1.96)
Year Ended December 31, 2013	16.90	(0.01	)(h)(i)	7.09	7.08	(0.07)	—	(0.07)
Year Ended December 31, 2012	14.16	0.09	(j)	2.65	2.74	—	—	—
Year Ended December 31, 2011	14.91	—	(k)	(0.75)	(0.75)	—	—	—
Year Ended December 31, 2010	11.76	(0.01)		3.16	3.15	—	—	—
April 24, 2009 (l) through December 31, 2009	9.03	0.01		2.73	2.74	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Small Cap Core Portfolio acquired all of the assets and liabilities of JPMorgan Small Company Portfolio ("Predecessor Portfolio") in a reorganization on April 24, 2009. The Predecessor Portfolio's performance and financial history have been adopted by Small Cap Core Portfolio and have been used since the reorganization. As a result, the financial highlight information reflects that of the Predecessor Portfolio for the periods prior to its reorganization with Small Cap Core Portfolio.
(g)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share remained the same for Class 1 and Class 2 Shares and the net investment income (loss) ratio would have been 0.07% and (0.18)% for Class 1 and Class 2 Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.01 and $(0.05) for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.03% and (0.24)% for Class 1 and Class 2 Shares, respectively.
(i)	Calculated based upon average shares outstanding.
(j)	Reflects special dividends paid out during the period by several of the Portfolio’s holdings. Had the Portfolio not received the special dividends, the net investment income (loss) per share would have been $0.04 and less than $0.01 for Class 1 and Class 2 Shares, respectively, and the net investment income (loss) ratio would have been 0.28% and 0.02% for Class 1 and Class 2 Shares, respectively.
(k)	Amount rounds to less than $0.01.
(l)	Because of the reorganization with the Predecessor Portfolio in which the performance and financial history of the Small Cap Core Portfolio was replaced with that of the Predecessor Portfolio, the performance and the financial history began on April 24, 2009.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$23.26	5.95%	$108,419,951	0.87%	0.11	%(g)	0.87%	30%
24.03	42.38	105,229,638	0.90	0.24	(h)	0.91	56
16.98	19.66	66,719,964	0.94	0.80	(j)	0.94	44
14.22	(4.77)	58,405,012	0.95	0.23		0.95	46
14.95	27.13	70,355,671	0.99	0.13		1.04	45
11.76	22.58	56,761,095	0.98	0.42		1.34	55

23.13	5.78	2,145,029	1.12	(0.14	)(g)	1.12	30
23.91	42.02	2,154,402	1.16	(0.03	)(h)	1.16	56
16.90	19.35	1,989,290	1.19	0.54	(j)	1.19	44
14.16	(5.03)	1,765,773	1.20	(0.02)		1.20	46
14.91	26.79	1,995,231	1.24	(0.09)		1.28	45
11.76	30.37	901,951	1.17	0.26		1.45	55

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Small Cap Core Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek capital growth over the long term.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$110,153,090	$230,153	$—	$110,383,243

Appreciation in Other Financial Instruments
Futures Contracts	$34,572	$—	$—	$34,572

(a)	All portfolio holdings designated in Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for future collateral. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2014.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2014:

Futures Contracts:
Average Notional Balance Long	$2,596,917
Ending Notional Balance Long	2,261,570

The Portfolio’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

To the extent such information is publicly available, the Portfolio records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.65%.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
1.03%	1.28%

The expense limitation agreements were in effect for the six months ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was $2,707.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$31,683,076	$33,470,412	$15,015	$—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$76,459,194	$35,644,542	$1,720,493	$33,924,049

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

At December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017		Total
$460,140	*	$460,140	*

*	This entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has a shareholder holding a significant percentage of shares outstanding. Investment activities of this shareholder could have a material impact on the Portfolio.

22	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Core Portfolio
Class 1
Actual	$1,000.00	$1,059.50	$4.44	0.87%
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class 2
Actual	1,000.00	1,057.80	5.71	1.12
Hypothetical	1,000.00	1,019.24	5.61	1.12

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	23

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Votes Received (Amounts in thousands)
Marilyn McCoy
In Favor	55,921
Withheld	2,257

Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

24	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-JPMITSCCP-614

Semi-Annual Report

JPMorgan Insurance Trust

June 30, 2014 (Unaudited)

JPMorgan Insurance Trust U.S. Equity Portfolio

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered through qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JULY 15, 2014 (Unaudited)

Dear Shareholder:

While the U.S. and the global economic recoveries continued to strengthen, financial markets in the U.S. withstood brief disruptions and posted robust returns for the six months ended June 30, 2014. Throughout the period, major central banks maintained closely aligned policies of historically low interest rates. During this period, the U.S. unemployment rate fell to 6.09% from 6.68%. In response to improving economic conditions domestically, the U.S. Federal Reserve (the “Fed”) began scaling back its monthly asset purchases under its Quantitative Easing (“QE”) program. The Fed proceeded to taper off in increments of $10 billion and by the end of June, the central bank’s monthly purchases of U.S. Treasuries and mortgage backed assets had shrunk to $45 billion from $85 billion.

“The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.”

Though the Fed’s actions signaled a strengthening domestic economy, the winter months brought severe weather across much of the U.S. that curbed consumer spending to a larger extent than was known at the time. Snowstorms grounded airlines — affecting passengers and parcels alike — and shuttered businesses and schools throughout the country. Consumer spending and construction slowed and U.S. gross domestic product shrank by 2.13% during the first three months of 2014. Economists attributed nearly half of that contraction to severe weather.

Signs of slower growth in China raised concerns that the nation’s economy might be in for a “hard landing” that would reverberate through emerging market nations, as well as developed economies. While the Chinese government’s efforts to restrain growth in real estate prices did impact property companies on the mainland as well as in Hong Kong, where the real estate sector makes up a significant portion of the local economy, China’s economy continued to grow at better than 7% per quarter.

After a brief pause in early 2014, U.S. equity markets hit record highs and marched steadily higher in the following months, notching 22 record high closings by the end of June. Volatility virtually disappeared in the final months of the reporting period and the Standard & Poor’s 500 Index did not move higher or lower by more than 1 percent for 51 consecutive days ended June 30, 2014. The last time the index moved so little was in 1995, when it went 95 days without moving a full percentage point. The Chicago Board Options Exchange Volatility Index ended the period near its lowest level since February 2007. At June 30, 2014, the S&P 500 produced a six month return of 7.14% and extended its longest stretch of consecutive quarterly gains in 16 years.

The U.S. bond market rebounded in 2014, as slower-than-expected domestic growth and instability in emerging markets lifted demand for fixed income securities. The Barclays U.S.

Aggregate Index returned 3.93% for the six months ended June 30, 2014.

In Europe, by the start of the 2014, Ireland had become the first nation to exit the European Union (EU) bailout program. Healthy corporate earnings and robust mergers and acquisitions activity bolstered equity markets. While the crisis in Ukraine appeared to have little impact on the EU economy, the European Central Bank (ECB) began to confront the threat of price deflation. In an unprecedented move on June 5, 2014, the ECB President Mario Draghi cut the deposit rate to negative 0.10% from 0.00%, effectively charging European banks for parking excess cash with the ECB. In Japan, Prime Minister Shinzo Abe’s economic policies appeared to be successful in pushing the economy out of a decade of stagnation and price deflation. However, as 2014 began, investors grew less confident in “Abenomics” and an April increase in Japan’s consumption tax raised concerns that consumer spending would slow, removing a key support of the nation’s economic growth. The MSCI Europe, Australasia and Far East Index returned 4.78% for the six months ended June 30, 2014.

From Turbulence to Turnaround

Prior to the start of the reporting period, emerging markets experienced a sell off in the wake of the Fed’s initial decision to taper its QE program. Emerging market investors also faced political unrest in Ukraine, Thailand and Turkey, a potential bond default in Argentina, and uncertainty surrounding pending elections in India and Indonesia, two of the world’s largest democracies. Despite the headwinds and perhaps due to the “low for long” message on interest rates from both the Fed and the ECB, emerging markets rebounded and ended at June 30, 2014 with the strongest quarterly performance since 2012. The MSCI Emerging Markets Index returned 6.14% for the six months ended June 30, 2014.

The past six months witnessed periodic sell offs in equities and bonds in both developed and emerging markets. Market volatility was driven by comments as well as actions from the Fed and the ECB, along with external events around the globe. However, equity markets — and also fixed income markets to some extent — proved resilient in the face of a variety of shocks and headwinds. The strength with which equity and fixed income markets in developed and emerging markets ended the reporting period serves as a clear reminder that patience, combined with a diversified portfolio, is a crucial virtue for investors seeking long-term return on their investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. If you should have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	1

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

Reporting Period Return:
Portfolio (Class 1 Shares)*	6.88%
S&P 500 Index**	7.14%

Net Assets as of 6/30/2014	$96,034,939

INVESTMENT OBJECTIVE***

The JPMorgan Insurance Trust U.S. Equity Portfolio (the “Portfolio”) seeks to provide high total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

In the wake of the U.S. Federal Reserve’s (the “Fed”) decision to taper monthly asset purchases under its Quantitative Easing program, U.S. equity prices rose and the Standard & Poor’s (“S&P”) 500 Index reached a record high closing in mid January. From there, equities retreated and the S&P 500 Index notched an 8.50% decline before starting to rebound. Despite severe winter weather that slowed consumer spending and construction, by late February the S&P 500 Index had climbed back into positive territory for the year to date.

Though the U.S. economy contracted by 2.90% during the first three months of 2014 — the sharpest drop in five years — equity markets continued to strengthen. By the end of June, the S&P 500 Index had hit 22 record high closings for the year to date. At the same time, equity market volatility retreated and the index did not move by more than one percent for 51 consecutive days. The Chicago Board Options Exchange Volatility Index reached its lowest level since February 2007. At June 30, the S&P 500 Index (the “Benchmark”) produced a year-to-date return of 7.14% and posted its sixth consecutive quarterly gain, the longest streak of quarterly gains since 1998.

Throughout the reporting period, the Fed proceeded to reduce its monthly asset purchases as the employment picture continued to improve. By the end of June, the central banks monthly purchases had been pared to $45 billion from $85 billion. While a successful Sunni-led insurgency in Iraq threatened to disrupt energy markets, global oil prices rose only slightly.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Portfolio (Class 1 Shares) underperformed the Benchmark for the six months ended June 30, 2014. The Fund’s security selection in the consumer cyclical sector and its underweight position in the utilities sector detracted from performance relative to the Benchmark, while security selection in the energy sector and the Fund’s overweight position in the semiconductors sector made a positive contribution to relative performance.

Individual detractors from relative performance included General Motors Corp., Bristol-Myers Squibb Co. and Freeport McMoRan Corp. Shares of automaker General Motors fell on continuing problems with its recall of millions of cars due to faulty starters. Shares of Bristol Myers, a drug maker, weakened following disappointing clinical trial data for its lung cancer treatment. Shares of Freeport McMoRan, a copper mining company, came under pressure over unresolved negotiations with Indonesia’s government regarding an export ban on unprocessed minerals.

Individual contributors to relative performance included the Portfolio’s overweight positions in Schlumberger Ltd., Avago Technologies Ltd. and Wells Fargo & Co. Shares of Schlumberger, an oilfield services company, rose on solid operating margins and a very positive outlook from management. Shares of Avago, a Singapore semiconductor company, gained from a 25% jump in quarterly revenue and increased demand for it products in the smartphone market. Shares of Wells Fargo, a banking and financial services company, strengthened after the company raised its quarterly dividend 17% and sold off 40 office locations.

HOW WAS THE PORTFOLIO POSITIONED?

The portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of the Portfolio’s bottom-up fundamental approach to stock selection, the Portfolio was overweight versus the Benchmark in the semiconductors, consumer cyclical and media sectors. The Portfolio was underweight versus the Benchmark in the consumer stable, real estate investment trusts and industrial cyclical sectors.

2	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Johnson & Johnson	3.8%
2.	Apple, Inc.	3.4
3.	Schlumberger Ltd.	3.2
4.	Time Warner, Inc.	2.9
5.	Wells Fargo & Co.	2.8
6.	UnitedHealth Group, Inc.	2.2
7.	Google, Inc., Class C	2.1
8.	Microsoft Corp.	2.1
9.	General Motors Co.	2.0
10.	Bank of America Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	20.5%
Financials	15.6
Consumer Discretionary	14.7
Health Care	14.6
Energy	10.6
Industrials	10.5
Consumer Staples	5.4
Materials	3.5
Utilities	1.8
Telecommunication Services	1.6
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor, and is in no way affiliated with, the Portfolio.
***	The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2014. The Portfolio’s composition is subject to change.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	3

JPMorgan Insurance Trust U.S. Equity Portfolio

PORTFOLIO COMMENTARY

SIX MONTHS ENDED JUNE 30, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2014

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS 1 SHARES	March 30, 1995	6.88%	27.08%	18.77%	8.75%
CLASS 2 SHARES	August 16, 2006	6.71	26.75	18.46	8.52

*	Not annualized.

TEN YEAR PERFORMANCE (6/30/04 TO 6/30/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective November 1, 2006, the Portfolio’s investment objective and strategies changed. Although past performance is not necessarily an indication of how the Portfolio will perform in the future, in view of these changes, the Portfolio’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Portfolio.

Returns for the Class 2 Shares prior to its inception date are based on the performance of Class 1 Shares. The actual returns of Class 2 Shares would have been lower than those shown because Class 2 Shares have higher expenses than Class 1 Shares.

The graph illustrates comparative performance for $10,000 invested in Class 1 Shares of the JPMorgan Insurance Trust U.S. Equity Portfolio, the S&P 500 Index and the Lipper Variable Underlying Funds Large-Cap Core Funds Index from June 30, 2004 to June 30, 2014. The performance of the Portfolio assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Portfolio performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Portfolio performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 14.7%
	Auto Components — 0.5%
5,340	TRW Automotive Holdings Corp. (a)	478,037

	Automobiles — 2.0%
53,400	General Motors Co.	1,938,420

	Hotels, Restaurants & Leisure — 1.1%
5,050	Royal Caribbean Cruises Ltd.	280,780
6,470	Starbucks Corp.	500,649
3,832	Yum! Brands, Inc.	311,158

		1,092,587

	Household Durables — 0.8%
2,810	Harman International Industries, Inc.	301,878
70	NVR, Inc. (a)	80,542
10,910	PulteGroup, Inc.	219,946
3,050	Toll Brothers, Inc. (a)	112,545

		714,911

	Internet & Catalog Retail — 1.4%
2,500	Amazon.com, Inc. (a)	811,950
450	Priceline Group, Inc. (The) (a)	541,350

		1,353,300

	Media — 6.2%
1,800	CBS Corp. (Non-Voting), Class B	111,852
29,785	Comcast Corp., Class A	1,598,859
4,800	DISH Network Corp., Class A (a)	312,384
2,570	Time Warner Cable, Inc.	378,561
40,029	Time Warner, Inc.	2,812,037
2,203	Time, Inc. (a)	53,357
15,930	Twenty-First Century Fox, Inc., Class A	559,939
1,790	Walt Disney Co. (The)	153,475

		5,980,464

	Multiline Retail — 0.1%
1,240	Dollar Tree, Inc. (a)	67,530

	Specialty Retail — 2.3%
12,590	Home Depot, Inc. (The)	1,019,286
11,480	Lowe’s Cos., Inc.	550,925
11,990	TJX Cos., Inc. (The)	637,269

		2,207,480

	Textiles, Apparel & Luxury Goods — 0.3%
1,310	Lululemon Athletica, Inc., (Canada) (a)	53,029
490	Ralph Lauren Corp.	78,738
2,210	V.F. Corp.	139,230

		270,997

	Total Consumer Discretionary	14,103,726

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.4%
	Beverages — 1.4%
21,640	Coca-Cola Co. (The)	916,671
3,240	Constellation Brands, Inc., Class A (a)	285,541
2,254	Dr. Pepper Snapple Group, Inc.	132,039

		1,334,251

	Food & Staples Retailing — 1.1%
2,930	Costco Wholesale Corp.	337,419
9,660	CVS Caremark Corp.	728,074

		1,065,493

	Food Products — 0.8%
6,158	General Mills, Inc.	323,541
12,439	Mondelez International, Inc., Class A	467,831

		791,372

	Household Products — 1.3%
1,720	Colgate-Palmolive Co.	117,270
14,877	Procter & Gamble Co. (The)	1,169,183

		1,286,453

	Tobacco — 0.8%
8,640	Philip Morris International, Inc.	728,438

	Total Consumer Staples	5,206,007

	Energy — 10.6%
	Energy Equipment & Services — 3.4%
2,920	Ensco plc, (United Kingdom), Class A	162,264
26,248	Schlumberger Ltd.	3,095,952

		3,258,216

	Oil, Gas & Consumable Fuels — 7.2%
3,740	Anadarko Petroleum Corp.	409,418
710	Cheniere Energy, Inc. (a)	50,907
13,210	Chevron Corp.	1,724,566
4,730	EOG Resources, Inc.	552,748
2,910	EQT Corp.	311,079
17,496	Exxon Mobil Corp.	1,761,497
1,660	Hess Corp.	164,157
11,260	Marathon Oil Corp.	449,499
1,450	Marathon Petroleum Corp.	113,202
8,929	Occidental Petroleum Corp.	916,383
720	Phillips 66	57,910
1,280	Southwestern Energy Co. (a)	58,227
7,900	Valero Energy Corp.	395,790

		6,965,383

	Total Energy	10,223,599

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	5

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 15.7%
	Banks — 6.2%
117,279	Bank of America Corp.	1,802,578
300	BB&T Corp.	11,829
27,194	Citigroup, Inc.	1,280,838
1,182	SVB Financial Group (a)	137,845
51,343	Wells Fargo & Co.	2,698,588

		5,931,678

	Capital Markets — 3.7%
2,910	Ameriprise Financial, Inc.	349,200
11,760	Charles Schwab Corp. (The)	316,697
3,356	Goldman Sachs Group, Inc. (The)	561,929
15,750	Invesco Ltd.	594,563
33,074	Morgan Stanley	1,069,282
8,270	State Street Corp.	556,240
1,875	TD Ameritrade Holding Corp.	58,781

		3,506,692

	Consumer Finance — 0.3%
1,310	American Express Co.	124,280
2,560	Capital One Financial Corp.	211,456

		335,736

	Diversified Financial Services — 1.0%
4,310	CME Group, Inc.	305,794
3,550	Intercontinental Exchange Inc.	670,595

		976,389

	Insurance — 4.3%
13,618	ACE Ltd., (Switzerland)	1,412,186
1,200	Axis Capital Holdings Ltd., (Bermuda)	53,136
8,300	Hartford Financial Services Group, Inc. (The)	297,223
21,570	Marsh & McLennan Cos., Inc.	1,117,757
14,910	MetLife, Inc.	828,400
4,580	Prudential Financial, Inc.	406,567

		4,115,269

	Real Estate Investment Trusts (REITs) — 0.2%
310	Boston Properties, Inc.	36,636
870	Simon Property Group, Inc.	144,663

		181,299

	Total Financials	15,047,063

	Health Care — 14.6%
	Biotechnology — 3.4%
2,270	Alexion Pharmaceuticals, Inc. (a)	354,687
3,686	Biogen Idec, Inc. (a)	1,162,233
12,998	Celgene Corp. (a)	1,116,268

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
6,620	Vertex Pharmaceuticals, Inc. (a)	626,782

		3,259,970

	Health Care Equipment & Supplies — 1.4%
8,790	Abbott Laboratories	359,511
43,960	Boston Scientific Corp. (a)	561,369
100	CareFusion Corp. (a)	4,435
5,000	Stryker Corp.	421,600

		1,346,915

	Health Care Providers & Services — 3.6%
1,860	Aetna, Inc.	150,809
5,790	Humana, Inc.	739,499
2,130	McKesson Corp.	396,627
25,780	UnitedHealth Group, Inc.	2,107,515

		3,394,450

	Health Care Technology — 0.1%
210	athenahealth, Inc. (a)	26,277
1,950	Cerner Corp. (a)	100,581

		126,858

	Pharmaceuticals — 6.1%
670	Allergan, Inc.	113,378
26,490	Bristol-Myers Squibb Co.	1,285,030
34,820	Johnson & Johnson	3,642,868
12,792	Merck & Co., Inc.	740,017
680	Perrigo Co. plc, (Ireland)	99,117

		5,880,410

	Total Health Care	14,008,603

	Industrials — 10.6%
	Aerospace & Defense — 3.5%
18,970	Honeywell International, Inc.	1,763,261
13,835	United Technologies Corp.	1,597,251

		3,360,512

	Airlines — 1.2%
10,470	Delta Air Lines, Inc.	405,398
17,250	United Continental Holdings, Inc. (a)	708,458

		1,113,856

	Building Products — 0.5%
2,970	Fortune Brands Home & Security, Inc.	118,592
18,550	Masco Corp.	411,810

		530,402

	Construction & Engineering — 1.1%
14,353	Fluor Corp.	1,103,746

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — 1.4%
9,810	Eaton Corp. plc	757,136
8,518	Emerson Electric Co.	565,254

		1,322,390

	Machinery — 1.5%
2,440	Flowserve Corp.	181,414
3,950	Ingersoll-Rand plc	246,914
14,083	PACCAR, Inc.	884,835
780	SPX Corp.	84,404

		1,397,567

	Road & Rail — 1.3%
21,770	CSX Corp.	670,734
5,600	Union Pacific Corp.	558,600

		1,229,334

	Trading Companies & Distributors — 0.1%
350	W.W. Grainger, Inc.	88,995

	Total Industrials	10,146,802

	Information Technology — 20.5%
	Communications Equipment — 2.6%
35,143	Cisco Systems, Inc.	873,303
20,374	QUALCOMM, Inc.	1,613,621

		2,486,924

	Internet Software & Services — 3.8%
550	eBay, Inc. (a)	27,533
2,652	Google, Inc., Class A (a)	1,550,545
3,552	Google, Inc., Class C (a)	2,043,395
390	LinkedIn Corp., Class A (a)	66,873

		3,688,346

	IT Services — 2.7%
9,400	Accenture plc, (Ireland), Class A	759,896
1,230	Alliance Data Systems Corp. (a)	345,937
7,280	Cognizant Technology Solutions Corp., Class A (a)	356,065
3,200	Fidelity National Information Services, Inc.	175,168
4,460	Visa, Inc., Class A	939,767

		2,576,833

	Semiconductors & Semiconductor Equipment — 4.5%
11,960	Applied Materials, Inc.	269,698
1,140	ASML Holding N.V., (Netherlands)	106,328
14,910	Avago Technologies Ltd., (Singapore)	1,074,564
10,110	Broadcom Corp., Class A	375,283
12,681	Freescale Semiconductor Ltd. (a)	298,003
14,610	KLA-Tencor Corp.	1,061,270

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
13,154	Lam Research Corp.	888,947
5,000	Teradyne, Inc.	98,000
4,250	Xilinx, Inc.	201,068

		4,373,161

	Software — 3.5%
8,360	Adobe Systems, Inc. (a)	604,930
4,630	Citrix Systems, Inc. (a)	289,606
48,733	Microsoft Corp.	2,032,166
9,440	Oracle Corp.	382,603
700	VMware, Inc., Class A (a)	67,767

		3,377,072

	Technology Hardware, Storage & Peripherals — 3.4%
34,946	Apple, Inc.	3,247,532

	Total Information Technology	19,749,868

	Materials — 3.5%
	Chemicals — 1.6%
4,554	Axiall Corp.	215,267
4,860	Dow Chemical Co. (The)	250,096
2,010	Methanex Corp., (Canada)	124,178
4,750	Monsanto Co.	592,515
5,890	Mosaic Co. (The)	291,260
400	Sherwin-Williams Co. (The)	82,764

		1,556,080

	Construction Materials — 0.0% (g)
270	Martin Marietta Materials, Inc.	35,654

	Metals & Mining — 1.8%
50,514	Alcoa, Inc.	752,153
14,384	Freeport-McMoRan Copper & Gold, Inc.	525,016
15,920	United States Steel Corp.	414,557

		1,691,726

	Paper & Forest Products — 0.1%
1,680	International Paper Co.	84,790

	Total Materials	3,368,250

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.6%
31,583	Verizon Communications, Inc.	1,545,356

	Utilities — 1.8%
	Electric Utilities — 1.1%
3,440	Entergy Corp.	282,389
7,370	Exelon Corp.	268,858
4,820	NextEra Energy, Inc.	493,954

		1,045,201

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	7

JPMorgan Insurance Trust U.S. Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 0.7%
6,560	CenterPoint Energy, Inc.	167,542
4,980	Dominion Resources, Inc.	356,170
3,450	NiSource, Inc.	135,723

		659,435

	Total Utilities	1,704,636

	Total Common Stocks (Cost $77,020,945)	95,103,910

Short-Term Investment — 1.2%
	Investment Company — 1.2%
1,152,104	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,152,104)	1,152,104

	Total Investments — 100.2% (Cost $78,173,049)	96,256,014
	Liabilities in Excess of Other Assets — (0.2)%	(221,075)

	NET ASSETS — 100.0%	$96,034,939

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of June 30, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

U.S. Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$95,103,910
Investments in affiliates, at value	1,152,104

Total investment securities, at value	96,256,014
Cash	50
Deposits at broker for futures contracts	30,000
Receivables:
Investment securities sold	232,830
Portfolio shares sold	6,382
Dividends from non-affiliates	66,801
Dividends from affiliates	28
Variation margin on futures contracts	11

Total Assets	96,592,116

LIABILITIES:
Payables:
Investment securities purchased	372,564
Portfolio shares redeemed	71,187
Accrued liabilities:
Investment advisory fees	37,375
Administration fees	6,514
Distribution fees	1,846
Custodian and accounting fees	29,650
Trustees’ and Chief Compliance Officer’s fees	52
Other	37,989

Total Liabilities	557,177

Net Assets	$96,034,939

NET ASSETS :
Paid-in-Capital	$81,223,633
Accumulated undistributed net investment income	460,242
Accumulated net realized gains (losses)	(3,731,901)
Net unrealized appreciation (depreciation)	18,082,965

Total Net Assets	$96,034,939

Net Assets:
Class 1	$86,991,885
Class 2	9,043,054

Total	$96,034,939

Outstanding units of beneficial interest (shares) (unlimited number of shares authorized, no par value):
Class 1	3,466,466
Class 2	363,131

Net Asset Value, offering and redemption price per share (a):
Class 1	$25.10
Class 2	24.90

Cost of investments in non-affiliates	$77,020,945
Cost of investments in affiliates	1,152,104

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

U.S. Equity Portfolio
INVESTMENT INCOME:
Dividend income from non-affiliates	$827,067
Dividend income from affiliates	154

Total investment income	827,221

EXPENSES:
Investment advisory fees	253,283
Administration fees	38,223
Distribution fees — Class 2	9,686
Custodian and accounting fees	25,300
Professional fees	21,141
Trustees’ and Chief Compliance Officer’s fees	517
Printing and mailing costs	12,966
Transfer agent fees	3,500
Other	11,693

Total expenses	376,309

Less amounts waived	(6,752)

Net expenses	369,557

Net investment income (loss)	457,664

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,177,487
Futures	6,741

Net realized gains (losses)	7,184,228

Change in net unrealized appreciation/depreciation of investments in non-affiliates	(1,402,849)

Net realized/unrealized gains (losses)	5,781,379

Change in net assets resulting from operations	6,239,043

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	U.S. Equity Portfolio
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$457,664	$864,727
Net realized gain (loss)	7,184,228	14,638,352
Change in net unrealized appreciation/depreciation	(1,402,849)	11,045,456

Change in net assets resulting from operations	6,239,043	26,548,535

DISTRIBUTIONS TO SHAREHOLDERS:
Class 1
From net investment income	(789,786)	(1,052,526)
Class 2
From net investment income	(71,224)	(48,143)

Total distributions to shareholders	(861,010)	(1,100,669)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,352,907)	(9,581,704)

NET ASSETS:
Change in net assets	3,025,126	15,866,162
Beginning of period	93,009,813	77,143,651

End of period	$96,034,939	$93,009,813

Accumulated undistributed net investment income	$460,242	$863,588

CAPITAL TRANSACTIONS:
Class 1
Proceeds from shares issued	$1,121,888	$2,543,616
Distributions reinvested	789,786	1,052,526
Cost of shares redeemed	(7,166,131)	(16,291,346)

Change in net assets resulting from Class 1 capital transactions	$(5,254,457)	$(12,695,204)

Class 2
Proceeds from shares issued	$3,710,452	$6,820,537
Distributions reinvested	71,224	48,143
Cost of shares redeemed	(880,126)	(3,755,180)

Change in net assets resulting from Class 2 capital transactions	$2,901,550	$3,113,500

Total change in net assets resulting from capital transactions	$(2,352,907)	$(9,581,704)

SHARE TRANSACTIONS:
Class 1
Issued	46,966	123,990
Reinvested	33,352	54,705
Redeemed	(300,039)	(797,599)

Change in Class 1 Shares	(219,721)	(618,904)

Class 2
Issued	157,889	339,617
Reinvested	3,031	2,517
Redeemed	(36,807)	(173,975)

Change in Class 2 Shares	124,113	168,159

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
U.S. Equity Portfolio
Class 1
Six Months Ended June 30, 2014 (Unaudited)	$23.71	$0.12	(f)	$1.50	$1.62	$(0.23)
Year Ended December 31, 2013	17.63	0.21	(f)	6.13	6.34	(0.26)
Year Ended December 31, 2012	15.22	0.23	(f)	2.43	2.66	(0.25)
Year Ended December 31, 2011	15.69	0.18	(f)	(0.46)	(0.28)	(0.19)
Year Ended December 31, 2010	13.93	0.16	(f)	1.73	1.89	(0.13)
Year Ended December 31, 2009	10.74	0.19		3.32	3.51	(0.32)

Class 2
Six Months Ended June 30, 2014 (Unaudited)	23.53	0.09	(f)	1.48	1.57	(0.20)
Year Ended December 31, 2013	17.54	0.16	(f)	6.08	6.24	(0.25)
Year Ended December 31, 2012	15.18	0.22	(f)	2.39	2.61	(0.25)
Year Ended December 31, 2011	15.65	0.14	(f)	(0.46)	(0.32)	(0.15)
Year Ended December 31, 2010	13.91	0.12	(f)	1.72	1.84	(0.10)
Year Ended December 31, 2009	10.71	0.13		3.35	3.48	(0.28)

(a)	Annualized for periods less than one year.
(b)	Not Annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets, end of period	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$25.10	6.88%	$86,991,885	0.78%	1.01%	0.80%	38%
23.71	36.29	87,386,499	0.79	1.02	0.80	80
17.63	17.58	75,900,979	0.79	1.40	0.81	71
15.22	(1.87)	77,847,972	0.79	1.15	0.79	70
15.69	13.58	132,548,805	0.79	1.10	0.82	75
13.93	33.68	150,671,602	0.80	1.45	0.91	88

24.90	6.71	9,043,054	1.03	0.78	1.05	38
23.53	35.90	5,623,314	1.02	0.77	1.04	80
17.54	17.28	1,242,672	1.01	1.27	1.05	71
15.18	(2.09)	76,432	1.04	0.94	1.05	70
15.65	13.28	18,015	1.04	0.86	1.07	75
13.91	33.34	15,902	1.05	1.21	1.17	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	13

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited)

1. Organization

JPMorgan Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is a Massachusetts business trust.

The following is a separate Portfolio of the Trust (the “Portfolio”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Equity Portfolio	Class 1 and Class 2	Diversified

The investment objective of the Portfolio is to seek to provide high total return from a portfolio of selected equity securities.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and administrative services plan.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Portfolio may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Portfolio to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Portfolio’s securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Portfolio’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Portfolio’s valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

The various inputs that are used in determining the fair value of the Portfolio’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$96,256,014	$—	$—	$96,256,014

(a)	All Portfolio holdings designated as Level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the six months ended June 30, 2014.

B. Futures Contracts — The Portfolio uses index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Portfolio also buys futures contracts to immediately invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Portfolio to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Portfolio is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Portfolio periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation /depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Portfolio may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

As of June 30, 2014, the Portfolio did not have open futures contracts.

The table below discloses the volume of the Portfolio’s futures contracts activity during the six months ended June 30, 2014:

Futures Contracts:
Average Notional Balance Long	$131,506
Ending Notional Balance Long	—

The Portfolio’s futures contracts are not subject to master netting arrangements.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

D. Allocation of Income and Expenses — Expenses directly attributable to a portfolio are charged directly to that portfolio, while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code. Management has reviewed the Portfolio’s tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the Portfolio’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolio’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual rate of 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.E.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended June 30, 2014, the effective annualized rate was 0.08% of the Portfolio’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class 2 Shares of the Portfolio in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Portfolio shall pay distribution fees, including payments to the Distributor, at an annual rate of 0.25% of the average daily net assets of Class 2 Shares.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Portfolio. For these services, the Portfolio pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

E. Waivers and Reimbursements — The Adviser, Administrator (for all share classes) and Distributor (for Class 2 Shares) have contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Portfolio’s respective average daily net assets as shown in the table below:

Class 1	Class 2
0.80%	1.05%

The expense limitation agreement was in effect for the six months ended June 30, 2014. The contractual expense limitation percentages in the table above are in place until at least April 30, 2015.

16	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

For the six months ended June 30, 2014, the Portfolio’s service providers waived fees for the Portfolio as follows. None of these parties expect the Portfolio to repay any such waived fees in future years.

Contractual Waivers
Investment Advisory	Total
$5,609	$5,609

Additionally, the Portfolio may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Portfolio’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the six months ended June 30, 2014 was $1,143.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with Federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended June 30, 2014, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Portfolio may use related party broker-dealers. For the six months ended June 30, 2014, the Portfolio did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2014, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$35,039,906	$37,622,860

During the six months ended June 30, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2014 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$78,173,049	$18,354,286	$271,321	$18,082,965

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Portfolio after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Portfolio were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Portfolio did not have any post-enactment net capital loss carryforwards.

At December 31, 2013, the Portfolio had pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains:

2017	Total
$9,157,629	$9,157,629

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2014 (Unaudited) (continued)

6. Borrowings

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Portfolio. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Portfolio’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Portfolio had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2014, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

The Portfolio has several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

18	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees, distribution fees (for Class 2 Shares) and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2014, and continued to hold your shares at the end of the reporting period, June 30, 2014.

Actual Expenses

For each Class of the Portfolio in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Portfolio
Class 1
Actual	$1,000.00	$1,068.80	$4.00	0.78%
Hypothetical	1,000.00	1,020.93	3.91	0.78

Class 2
Actual	1,000.00	1,067.10	5.28	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2014	JPMORGAN INSURANCE TRUST	19

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 10, 2014, for the purpose of electing Trustees.

Trustees were elected by the shareholders of all of the portfolios of the Trust, including the Portfolio. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	55,764
Withheld	2,415

Dr. Matthew Goldstein
In Favor	55,573
Withheld	2,605

Robert J. Higgins
In Favor	55,751
Withheld	2,428

Frankie D. Hughes
In Favor	55,747
Withheld	2,431

Peter C. Marshall
In Favor	55,595
Withheld	2,583

Mary E. Martinez
In Favor	56,006
Withheld	2,172

Marilyn McCoy
In Favor	55,921
Withheld	2,257

Votes Received (Amounts in thousands)

Mitchell M. Merin
In Favor	55,826
Withheld	2,353

William G. Morton, Jr.
In Favor	55,603
Withheld	2,575

Robert A. Oden, Jr.
In Favor	55,628
Withheld	2,551

Marian U. Pardo
In Favor	55,927
Withheld	2,251

Frederick W. Ruebeck
In Favor	55,618
Withheld	2,560

James J. Schonbachler
In Favor	55,651
Withheld	2,527

20	JPMORGAN INSURANCE TRUST	JUNE 30, 2014

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Portfolio’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Adviser. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2014. All rights reserved. June 2014.	SAN-JPMITUSEP-614

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act

(15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the

Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Insurance Trust

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
August 26, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
August 26, 2014